UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Notice of Annual Shareholders’

Meeting and Proxy Statement

2026

McDonald's

Mecces
Maccy D's
McDo
Mec
Macdonal
Macca's
Mickey D's

Grounded in our values – Serve, Inclusion, Integrity, Community, and Family – and focus on running great restaurants, McDonald’s continues to deliver for customers in any environment and remains a company worthy of long-term investment.”

Chris Kempczinski

Chairman and CEO

Chairman’s Letter

Dear Shareholders, the McDonald’s System, and Customers,

This past year marked a defining moment for McDonald’s. As we celebrated our 70th anniversary, we also demonstrated that the strength of our brand comes from more than our history – it comes from our ability to evolve, stay relevant, and lead the industry forward. In 2025, our System delivered on what customers expect from McDonald’s: great-tasting food, everyday value, and a consistent, dependable experience that brings them back.

Grounded in our values – Serve, Inclusion, Integrity, Community, and Family – and focused on running great restaurants, McDonald’s continues to deliver for customers in any environment and remains a company worthy of long-term investment.

Seventy Years Young and Built for What’s Next

Seventy years is an important milestone, and for McDonald’s, it served as a reminder of something deeper: our model continues to work because it continues to adapt. Markets around the world advanced our Accelerating the Arches growth strategy with discipline and drove one of the strongest periods of global development in recent years as we made progress toward our goal of 50,000 restaurants by the end of 2027.

Our momentum did not happen in isolation; it was powered by the clarity and alignment of the McDonald’s System. Franchisees invested behind customer demand, development goals, and execution – and kept value front and center to stay competitive. Suppliers delivered with consistency and reliability, supporting scale and speed across markets. And our teams stayed focused on operational excellence, helping us deliver “three for three” on value, breakthrough marketing, and menu innovation. Our three-legged stool remains the engine of our success and the source of our long-term resilience.

The Restaurant – Our Enduring Advantage

Our competitive advantage begins and ends in the restaurant. By uniting our end-to-end teams under a Global Restaurant Experience function, we moved faster in 2025, bringing exciting new ideas to restaurants sooner and with greater consistency.

We streamlined the work that matters most during peak periods and improved tools that support accuracy and order handoff to help crews stay one step ahead. Enhancements such as Order Ahead and Ready on Arrival shortened pickup times and gave customers more control over how they engage with McDonald’s. Across many international markets, clearer menus and easy-to-navigate bundles reinforced the dependability, value, and ease our customers expect. And through our McDonald’s loyalty app, we drove increased visit frequency – putting us well on our way to our goal of 250 million users by the end of 2027 and opening the door to new, more personalized ways to engage with our fans.

2026 Proxy Statement	1

These improvements combined with the commitment of our suppliers, franchisees, and their crew members continued to strengthen the everyday experience that defines McDonald’s.

Stewarding Global Impact at Scale through Strong Corporate Governance
We continuously assess our Board composition and leadership succession to ensure we have the right mix of skills, experiences, perspectives, and leadership talent to guide McDonald’s for the long-term.

Earlier this year, we welcomed James Farley, Jr., President and CEO of Ford Motor Company, to our Board. He brings more than 30 years of experience leading global organizations and transforming iconic consumer brands. Today, he guides Ford’s Ford+ transformation, which is focused on digital innovation, customer-centric design, and operational modernization. His experience in optimizing a business today while building for tomorrow is a valuable addition to the Board as it evolves to meet the needs of our dynamic business and customers.

Strong governance underpins our ability to create long-term value. Our Board provides steadfast independent guidance and oversight of our Company through a robust Lead Independent Director role, a majority independent Board, clearly defined committee responsibilities that oversee strategy, risk, culture, and talent, and a highly engaged and deeply experienced group of individual Directors.

Together, these structures reinforce accountability and informed oversight, harnessing the cumulative strength of the McDonald’s System to create value and positively shape the world around us.

With over 45,000 restaurants, we have supported local economies, created opportunities, and demonstrated the values that have anchored McDonald’s for 70 years. We remain committed to leading responsibly, strengthening the communities we serve, acting with integrity, and ensuring our scale supports long‑term shareholder value.

As we advance our strategy, we continue to assess where we can make the most meaningful impact across our value chain, including on climate and business resilience. Our approach focuses on what we can execute effectively and govern credibly, balancing evolving market conditions and external expectations with our desire to support a strong, resilient System. Our focus remains on taking practical actions that strengthen long-term business resilience by helping support suppliers and farming communities, while maintaining disciplined oversight and the flexibility to refine our path as standards, risks, and opportunities continue to evolve.

Confidence in the Road Ahead

As we look to what is next, we do so with momentum and a clear sense of purpose. We will continue strengthening our core business, scaling proven innovations, modernizing the restaurant experience, and investing with discipline to drive long-term value creation.

Customer expectations will continue to rise – and we’re ready. Our growth strategy has built the capabilities to keep McDonald’s relevant, to move faster with what works, and to scale it in ways that support strong and consistent restaurant execution. This sets us up to earn more visits and sustain long-term growth.

To our franchisees and their crew members, suppliers, and company employees: thank you for everything you do to serve customers and communities every day. And to our shareholders: thank you for your continued commitment to McDonald’s and our future.

The next chapter is ours to shape, and we are prepared to lead with confidence and purpose.

Chris Kempczinski

Chairman and CEO

2	2026 Proxy Statement

May 20, 2026

10:00 a.m. Central Time

Virtual Meeting Only

We will have a virtual meeting at www.cesonlineservices.com/mcd26_vm

Date and Time

At our 2026 Annual Shareholders’ Meeting, you will be asked to vote upon the following proposals:

Proposals	Board’s Recommendation

Election of 12 Directors to Serve Until our 2027 Annual Shareholders’ Meeting and Until Their Successors Have Been Elected and Qualified	each of our board’s director nominees

Advisory Vote to Approve Executive Compensation

Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2026

Advisory Vote on Two Shareholder Proposals, Each Only If Properly Presented	each shareholder proposal

In addition, we will transact any other business properly presented at the meeting, including any adjournment or postponement thereof, by or at the direction of our Board.

Notice of 2026 Annual
Shareholders’ Meeting

To McDonald’s Corporation Shareholders:

We will provide this Notice, the accompanying Proxy Statement, our 2025 Annual Report on Form 10-K and the form of proxy card, or the Notice of Internet Availability of Proxy Materials, beginning on or about April 7, 2026, to shareholders of record as of March 23, 2026.

2026 Proxy Statement	3

Notice Regarding The Availability of Proxy Materials For The Shareholders' Meeting To Be Held On May 20, 2026

This notice, the accompanying Proxy Statement and our 2025 Annual Report on Form 10-K are available free of charge at www.proxyvote.com.

Voting Information:

Your vote is important. Carefully review the proxy materials and vote your shares as promptly as possible, even if you plan to attend the virtual meeting. Follow the instructions below to ensure your vote is received by 10:59 p.m. Central Time on May 19, 2026.

Internet

Visit the website shown on your proxy card

Mail

If you received a proxy card or voting instruction form by mail, mark, date, sign and return it in the postage-paid envelope furnished for that purpose

Registered shareholders (who hold shares through our transfer agent, Computershare) and beneficial owners (who hold shares through a bank or brokerage account) may vote using one of the options noted above.

If you have questions or require assistance with voting, contact our proxy solicitation firm at:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders in the U.S. and Canada may call toll-free: (877) 717-3926

Shareholders from other countries: (412) 232-3651

Banks and Brokers may call collect: (212) 750-5833

How to Attend Our Virtual 2026 Annual Shareholders’ Meeting:

Shareholders must register in advance to ask questions or vote at the meeting by using the control number located on their Notice of Internet Availability of Proxy Materials, proxy card, voting instruction form or other communication. See “Meeting Logistics” on page 95. Only shareholders of record as of March 23, 2026 may attend the virtual meeting.

By order of our Board of Directors,

Jeffrey J. Pochowicz

Vice President, Associate General Counsel and Corporate Secretary

4	2026 Proxy Statement

Table of Contents

Chairman’s Letter	1	PROPOSAL 2: Advisory Vote to Approve Executive Compensation	51

Notice of 2026 Annual Shareholders’ Meeting	3	Compensation Committee Report	52
		Compensation Discussion & Analysis	52
Proxy Summary	6	Compensation Tables	65
About McDonald’s	6	Additional Compensation Matters	73
Governance Highlights	8
Our Purpose & Impact Overview	13	PROPOSAL 3: Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2026	77
Executive Compensation Highlights	14
Voting Matters & Recommendations	16
Forward-Looking Statements & Website Links	17	Audit & Finance Committee Report	78
		Audit & Finance Committee Matters	78
PROPOSAL 1: Election of Directors	18
Director Qualifications	18	PROPOSALS 4–5: Shareholder Proposals	80
Other Information	20	Proposal 4: Advisory Vote to Adopt Policy for an Independent Chair	81
Biographical Information	20
		Proposal 5: Advisory Vote on Shareholders' Right to Act by Written Consent	84
Board & Governance Matters	33
Board Leadership	33
Board Composition & Refreshment	35	Stock Ownership	87
Director Independence	36
Board Demographics	36	2027 Annual Shareholders’ Meeting	89
New Director Candidate Selection Process	36
Board Committees	38	Transactions with Related Persons	90
Board Self-Evaluation	41
Board Oversight	42	Q&A: Proxy Materials & Voting Information	91
Our Purpose & Impact	44
Shareholder Engagement	47	Meeting Logistics	95
Other Governance Policies & Principles	48
Communications With Our Board	49	Appendix A	A-1
Director Compensation	49

2026 Proxy Statement	5

Serve	Inclusion	Integrity	Community	Family

We put our customers and people first	We open our doors to everyone	We do the right thing	We are good neighbors	We get better together

Proxy Summary

This summary highlights important information about McDonald’s Corporation (the “Company”), as well as other matters discussed elsewhere in this Proxy Statement. You should carefully review this entire Proxy Statement. We encourage you to vote as promptly as possible to ensure that your views are reflected, even if you plan to attend our virtual 2026 Annual Shareholders’ Meeting.

About McDonald’s

2025 Performance

The Company delivered a solid performance in 2025 and closed the year with strong momentum, despite a challenging industry backdrop. These results are a testament to the competitive advantages of the McDonald’s system and demonstrate that our Accelerating the Arches growth strategy continues to deliver results. Our System stayed agile throughout 2025 by concentrating on what we can control and going "three-for-three" across value, menu, and marketing.

Our focus on value and affordability is working, through programs such as McValue and Extra Value Meals in the U.S., and Everyday Affordable Price options and Meal Bundles across our international markets. We also had record-setting marketing campaigns — including our largest-ever global collaboration with the Minecraft movie, as well as the Grinch campaign (which came to life in several markets in 2025, drove extraordinary excitement, sparking sellouts and becoming a true holiday moment for millions of families) — reinforcing our cultural relevance and deepened connections with customers around the world.

Global Comparable Sales Growth since 2022

Company Values

We are guided by the five core values depicted below, which were defined as part of our Accelerating the Arches growth strategy with input from employees, franchisees, suppliers, and customers on what makes them proud to be part of our McFamily. We believe our people all around the world set us apart and bring these values to life on a daily basis. Our philosophy of “doing the right thing,” which is enshrined in our core values, guides not only the way we conduct our business, but also how we fulfill our broader role in the communities we serve.

6	2026 Proxy Statement

In 2025, our unwavering focus on the M-C-D growth pillars promoted executional excellence while driving growth. Our marketing efforts helped us to strengthen our leadership in value and affordability, while our core menu remained the heart of our business. Our 4D’s also drove growth and future opportunities, as we continue to expand our digital and development footprints. We delivered systemwide sales of nearly $140 billion in 2025, up 5.5% in constant currency for the full year reflecting the benefit of our accelerating pace of new restaurant openings. We were also pleased to end the year with nearly 210 million 90-day active users of our McDonald's loyalty app across 70 markets.

We also expect to continue to realize incremental benefits as we develop and implement our three technology-enabled platforms — consumer, restaurant, and company — designed to build our competitive advantages, cement our place in culture and stay one step ahead of our customers’ expectations. These platforms will help to extend the Company’s leadership position and unlock new growth opportunities and efficiencies for our business over the long-term. Capabilities such as Ready on Arrival are already driving faster service, reducing wait times and improving customer satisfaction across many of our top markets, with further benefits expected to compound as adoption grows across the System.

We believe Accelerating the Arches has continued to build on our historic strengths, while investing in innovations to enhance the customer experience and deliver long-term growth. More information can be found in our 2025 Annual Report on Form 10-K, as well as on the “Our Mission & Values” section of our website at https://corporate.mcdonalds.com/corpmcd/our-company/who-we-are/our-values.html.

Accelerating the Arches
Strategic Plan

Our Purpose
Feed and foster communities

Our Mission
Making delicious feel-good moments easy for everyone

Our Values

Serve: We put our customers and people first

Inclusion: We open our doors to everyone

Integrity: We do the right thing

Community: We are good neighbors

Family: We get better together

Our Growth Pillars

Maximize our Marketing
- Brand
- Affordability

Commit to the Core
- Burger
- Chicken
- Coffee

Double Down on the 4Ds
- Delivery
- Digital
- Drive Thru
- Development

Our Platforms

Consumer: One of the world's largest consumer platforms

Restaurant: Easiest and most efficient restaurant operating platform

Company: Modern company platform that unlocks speed and innovation

Accelerating the Arches

In late 2023, we shared the evolution of our successful Accelerating the Arches growth strategy. This has been the right playbook to allow us to continue building on our inherent competitive advantages of size, scale, agility, and the power of our brand. Accelerating the Arches also focuses on the imperative that we deliver across five critical areas: our purpose to feed and foster communities; our mission to create delicious feel-good moments for everyone; our core values described under “Company Values” on page 6; our MCD growth pillars depicted below; and our technology platforms, which, along with the foundations of running great restaurants, empowering our people and modernizing our ways of working, positions us to extend our leadership position and unlock new growth opportunities and efficiencies for our business over the long-term.

2026 Proxy Statement	7

BOARD & GOVERNANCE PRACTICES

Our Board’s commitment to strong corporate governance is highlighted by the following practices:

▪ All Director nominees except the CEO are independent

▪ All standing Committees are independent (except Executive Committee, chaired by our CEO)

▪ Regular executive sessions of independent Directors

▪ Annual election of all Directors

▪ Majority voting standard for uncontested Director elections

▪ Ongoing Board assessment and refreshment led by our Governance Committee

▪ Tenure limitation for non-management directors

▪ Regular succession planning at the CEO and executive management levels and effective leadership transitions, as appropriate

▪ No supermajority voting provisions

▪ No “poison pill” (shareholder rights plan)

▪ Board access to independent advisors

▪ Meaningful limitations on Directors’ service on other boards

▪ Proxy access for Director candidates nominated by shareholders reflecting standard market practices

▪ Annual Board self-evaluation

▪ Ability for shareholders to call special meetings

▪ Robust Director stock ownership requirements

▪ No Director hedging/pledging of Company stock

▪ Public disclosure of corporate political contributions and certain trade association memberships

▪ Significant shareholder outreach and engagement program

Governance Highlights

Shareholder Engagement

We understand the importance of engaging with our shareholders and are committed to regularly discussing their perspectives on significant issues. Our Board and management team have developed a robust shareholder engagement program that helps us better understand shareholder priorities and perspectives, gives us an opportunity to elaborate on our initiatives, and fosters constructive dialogue. Since last year’s Annual Shareholders’ Meeting, we have conducted outreach to shareholders representing approximately 45% of our outstanding shares of common stock. Members of management and our independent Directors participate in our engagements.

Shareholder feedback received through direct discussions and prior shareholder votes, as well as engagement with proxy advisory firms that represent the interests of a wide array of shareholders, is reported to our Governance Committee and other relevant Committees periodically throughout the year. We also review our practices against guidelines published by shareholders and proxy advisory firms.

Areas of focus for our 2025–2026 shareholder engagement program included:

▪ Board oversight, governance, leadership structure, composition, tenure and refreshment ▪ Executive compensation ▪ Business strategy and initiatives
▪
Our Global Impact initiatives, including those relating to climate change and animal health and welfare
▪
Our human capital management initiatives, including those relating to inclusion and safe and respectful workplaces

8	2026 Proxy Statement

Board Leadership

The optimal leadership structure for a company depends on a variety of factors at any given time, including the particular composition of the Board as well as the specific needs and opportunities of the Company. As such, our Board believes that it is critical to maintain the flexibility to implement the right leadership structure to properly address the opportunities and challenges that exist at a particular time. Our Board also believes that, with any leadership structure, it is critically important to develop and maintain a strong relationship between the independent Directors and management.

In 2024, the Board concluded that, at that time, a combined Chairman and Chief Executive Officer role best served the interests of the Company and its shareholders. Christopher Kempczinski was elected Chairman of the Board and Miles White was elected as the Lead Independent Director following the 2024 Annual Shareholders’ Meeting. This leadership transition was the result of robust succession planning and thoughtful deliberation by the full Board, which considered Mr. Kempczinski's leadership of our successful Accelerating the Arches strategy; his commitment to our employees, franchisees, suppliers and shareholders; his demonstrated track record of successfully navigating through multiple complex issues; and the Board’s confidence in his ability to lead the Company's next phase of growth. The Board also considered the complex and shifting landscape of the global foodservice industry, and determined that a combined Chairman and Chief Executive Officer role would best position the Company to navigate the current environment.

Mr. White's election as the Lead Independent Director acknowledged that a combined Chairman and Chief Executive Officer structure requires strong independent oversight. The Lead Independent Director role has been clearly defined with a set of responsibilities incorporated into our Corporate Governance Principles. The Board concluded that Mr. White’s extensive experience leading global and complex organizations and comprehensive knowledge of our business qualified him to guide the Board in its oversight of the Company and to foster open dialogue among our independent Directors and management.

Following the 2025 Annual Shareholders’ Meeting, the Board reevaluated and reaffirmed its leadership structure, re-electing Mr. Kempczinski as Chairman and Mr. White as Lead Independent Director. After engaging in a robust, disciplined review of the structure’s performance as well as the dynamic industry landscape, the Board continues to believe that a combined Chairman and Chief Executive Officer working in partnership with a strong Lead Independent Director remains the right structure for the Company at this time. This structure ensures continuity in leadership and strategic alignment, while Mr. White’s clearly defined role as Lead Independent Director ensures rigorous independent oversight.

Please see “Board Leadership” on page 33 for more information on the Board’s process and these changes to the Board’s leadership structure.

2026 Proxy Statement	9

Four new independent Directors were elected to our Board:

▪ Tony Capuano

▪ Kareem Daniel

▪ Jennifer Taubert

▪ Amy Weaver

One independent Director (Sheila Penrose) retired from our Board

Committee membership and leadership were refreshed, including:

▪ Catherine Engelbert was named the Audit & Finance Committee Chair

▪ John Mulligan was named the Public Policy & Strategy Committee Chair

▪ Paul Walsh was named the Sustainability & Corporate Responsibility Committee Chair

Three independent Directors retired from our Board:

▪ Robert Eckert

▪ John Rogers, Jr.

▪ Richard Lenny

Lloyd Dean was named the Compensation Committee Chair

One independent Director (John Mulligan) retired from our Board

One new independent Director (Michael Hsu) was elected to our Board

Our independent Chairman (Enrique Hernandez, Jr.) retired from our Board

Board leadership and structure were refreshed, including:

▪ Christopher Kempczinski was elected Chairman

▪ Miles White was elected Lead Independent Director

Committee membership and structure were refreshed, including:

▪ Elimination of the Public Policy & Strategy Committee

▪ Evolution of the Sustainability & Corporate Responsibility Committee (now the Corporate Responsibility Committee)

One new independent Director (James Farley, Jr.) was elected to our Board

Committee membership was refreshed, including:

▪
James Farley, Jr. joined the Audit & Finance and Corporate Responsibility Committees
▪
Jennifer Taubert moved from the Audit & Finance Committee to the Corporate Responsibility
Committee

Board Composition & Refreshment

Our Board is committed to ongoing Board refreshment, as it believes there should be an appropriate balance of continuity and institutional knowledge, together with fresh perspectives, among our Directors. Board and Committee refreshment is summarized below. See “Board Composition & Refreshment” on page 35 for more information.

10	2026 Proxy Statement

TENURE OF DIRECTOR NOMINEES

Management & Executive Succession Planning

Our talent management and executive succession planning are important components of our business strategy. Attracting, developing and retaining talent is key to our ability to continue to drive long-term sustainable growth. We endeavor to ensure a deep candidate pool for our general workforce. In addition, our Board regularly reviews short- and long-term succession plans for our CEO and other senior leaders. In doing so, our Directors identify the skills, experiences, and attributes they believe are required to be an effective leader in light of our global business strategies, opportunities and challenges. These talent management and succession planning processes are designed to prepare us for expected transitions, such as those arising from promotions, retirements and other role changes, as well as unexpected departures.

The following graphics reflect our Board’s current composition. These changes demonstrate our Board’s commitment to balance tenure and refreshment and ensure an appropriate mix of skills, experiences and perspectives is represented on our Board and its Committees. In addition to providing a productive combination of institutional knowledge and experience with fresh perspectives, our Board believes having both newer and longer-tenured Directors provides Directors with the opportunity to collaborate in a way that allows for smoother role and responsibility transitions.

6 of 12 Director nominees joined our Board since 2022	11 of 12 Directors are independent (all except our CEO)

2026 Proxy Statement	11

Overview of Director Nominees

The following table provides an overview of the 12 Directors who are standing for re-election at our 2026 Annual Shareholders’ Meeting. See “Proposal 1: Election of Directors” on page 18 for more information.

Name	Board Tenure		Standing Committee Membership					Other Public Company Boards
		Independent	AFC	CC	CRC	GC	EC

Anthony Capuano President and CEO Marriott International, Inc.	3 years							1

Kareem Daniel Former Chairman Disney Media & Entertainment Distribution	3 years							0

Lloyd Dean Chief Executive Emeritus and Founding Executive CommonSpirit Health	10 years							2

Catherine Engelbert Commissioner Women’s National Basketball Association	6 years		F					1

James Farley, Jr. President and CEO Ford Motor Company	<1 year		F					2*

Margaret Georgiadis Co-Founder and CEO Montai Therapeutics	11 years		F					1

Michael Hsu Chairman and CEO Kimberly-Clark Corporation	2 years		F					1

Christopher Kempczinski Chairman, President and CEO McDonald’s Corporation	6 years							1

Jennifer Taubert EVP, Worldwide Chairman, Innovative Medicine Johnson & Johnson	3 years							0

Paul Walsh Executive Chairman McLaren Group Limited	7 years							2

Amy Weaver CEO Direct Relief	3 years		F					0

Miles White Former Executive Chairman Abbott Laboratories	17 years							0

AFC: Audit & Finance Committee	CRC: Corporate Responsibility Committee	Member	Committee Chair	F Financial Expert
CC: Compensation Committee	EC: Executive Committee

*Harley-Davidson announced that Mr. Farley will not stand for re-election as a member of the board of directors when his term as director ends at the conclusion of Harley-Davidson’s upcoming annual meeting of shareholders.

GC: Governance Committee

12	2026 Proxy Statement

Food Quality & Sourcing	▪ Food Safety ▪ Responsible Sourcing ▪ Animal Health & Welfare ▪ Responsible Antibiotic Use

Community Connection	▪ Community Impact & Philanthropy ▪ Ronald McDonald House

Jobs, Inclusion & Empowerment	▪ Human Rights ▪ Safe & Respectful Workplace ▪ Our Commitment to Inclusion ▪ Talent & Benefits

Our Planet	▪ Climate Action ▪ Packaging, Toys & Waste ▪ Nature, Forests & Water

Our Purpose & Impact Overview

We drive impact by living our purpose, which is to feed and foster communities. Our Impact Strategy is centered around four areas: Our Planet; Food Quality & Sourcing; Jobs, Inclusion & Empowerment; and Community Connection.

More information can be found under “Our Purpose & Impact” on page 44, as well as on the “Our Purpose & Impact” section of our website at https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact.html. In addition, we released our 2024-2025 Purpose & Impact Report in August 2025, which highlights our priorities and progress across all four focus areas. The report is available on the “Our Purpose & Impact” section of our website.

2026 Proxy Statement	13

Executive Compensation Highlights

Our executive compensation program supports the following long-standing guiding principles, each of which drives the design, implementation, and risk profile of our compensation program:

Performance-Based Compensation Philosophy

Our executives’ compensation opportunity is predominantly performance-based, consisting of both annual and long-term incentive awards subject to rigorous performance thresholds, as reflected in the following graphics:

of CEO’s target total compensation opportunity* is performance based of other named executive officers’ target total direct compensation opportunity* as a group is performance-based

* These graphics represent our CEO’s and other named executive officers’ target total direct compensation for 2025, using their salaries, target Short-Term Incentive Plan (“STIP”) payouts and Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) values for equity awards granted in 2025.

Our Compensation Practices

What We Do

Strong pay-for-performance alignment

Robust performance targets, and payouts under our incentive plans can vary significantly based on Company performance

Performance metrics support our growth strategy and are designed to align interests of management with interests of shareholders

Majority of total direct compensation paid over the long term

Robust stock ownership and retention requirements

Clawback provisions in equity agreements and STIP

Independent compensation consultant

Double-trigger change in control equity provisions

Annual compensation peer group review

Annual “Say-on-Pay” vote

What We Do Not Do

Employment agreements

Change in control agreements

Tax gross-ups on perquisites**

Granting discounted stock options

Repricing of stock options

Backdating of stock options

Encourage unreasonable risk-taking

Hedging or pledging of Company stock

Excessive perquisites

** Other than standard relocation or expatriation benefits

14	2026 Proxy Statement

BASE SALARY

▪ Based on competitive considerations, scope of responsibilities, individual performance, tenure in position, internal pay equity and the effect on our general and administrative expenses

SHORT-TERM INCENTIVE PLAN

▪ Operating income growth requires us to balance increases in revenue with financial discipline to produce strong margins and cash flow	▪ Systemwide sales is an important metric in a franchise business, as income generation is closely correlated to sales growth and is a measure of the financial health of our franchisees	▪ New restaurant openings is a key metric given the importance of restaurant development in driving top-line growth as part of our Accelerating the Arches strategy	▪ The Strategic Scorecard is designed to hold executives accountable for efforts towards advancing the Company’s values, driving employee engagement and executing our franchising strategy

Payouts are limited to 200% of the target award See page 59 for more information on short-term incentive plan metrics

LONG-TERM INCENTIVES

Form	Primary metrics	Key terms

Performance-Based Restricted Stock Units (“PRSU”) (50%)	▪ Earnings per share (“EPS”) growth (75%) ▪ Return on invested capital (“ROIC”) (25%) ▪ Relative total shareholder return (“TSR”) (+/- 25 points)

▪   Provides the right to receive a share of our common stock at the end of a three-year service period, subject to our achievement of EPS and ROIC over a three-year performance period

▪   Also subject to a modifier based on relative TSR over the performance period compared to the S&P 500 Index

▪   Payouts are limited to 200% of the target award

▪   See pages 62 and 63 for more information on PRSU metrics

Stock Options (50%)	▪ Share Price

▪   Provide value only if our share price increases (with an exercise price equal to the stock price on the grant date), which closely aligns executive pay with shareholder interests

▪   Vest ratably 25% per year with a 10-year term

Executive Compensation Program Summary for 2025

2026 Proxy Statement	15

Your Vote is Extremely Important

Our Board unanimously recommends that you vote “FOR” the election of each of our Board’s Director nominees and in accordance with our Board’s voting recommendations associated with all of the other proposals properly presented at the meeting.

Commitment to Our Pay-for-Performance Philosophy

The Company’s 2025 operating income and Systemwide sales results were below target, resulting in a Corporate STIP payout factor for NEOs of 76.4%. Related to the PRSUs awarded to our executives that vested in early 2026, ROIC performance finished above target, while annual EPS growth and relative TSR finished below target and below median, respectively, resulting in a 82.2% payout factor. We believe that these payouts demonstrate our Compensation Committee’s commitment to align payouts with Company performance over different time horizons in order to motivate our executives and drive long-term value creation for our shareholders.

Voting Matters & Recommendations

We are asking shareholders to vote on the following matters at our 2026 Annual Shareholders’ Meeting:

16	2026 Proxy Statement

Forward-Looking Statements & Website Links

This Proxy Statement contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses, and business opportunities. Generally speaking, any statement in this Proxy Statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward- looking or conditional words such as “could,” “should,” “can,” “continue,” “aim,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “confident,” “commit,” “enable,” “potential,” and “trajectory” or similar expressions. In particular, statements regarding the Company’s plans, strategies, prospects and expectations regarding its business and industry, as well as environmental and social impact initiatives and similar commitments, are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. These forward-looking statements involve a number of risks and uncertainties. Factors that could cause actual results to differ materially from those in the forward-looking statements include those that are reflected in the Risk Factors section on page 27 of the Company’s 2025 Annual Report on Form 10-K, filed on February 24, 2026, and elsewhere in the Company's filings with the SEC. Except as required by law, the Company does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

Website links included in this Proxy Statement are for convenience only. Information contained on or accessible through such website links is not incorporated in, and does not constitute a part of, this Proxy Statement.

2026 Proxy Statement	17

All of our Board’s Director nominees possess the following key attributes and skills:

▪  Ability to represent the best interests of shareholders

▪  Knowledge of corporate governance

▪  Understanding of the advisory and proactive oversight responsibility of our Board

▪  Comprehension of the role of a public company director and fiduciary duties

▪  Intellectual and analytical skills

▪  A high level of integrity and ethics

▪  Strength of character and judgment

▪  Ability to devote significant time to Board duties

▪  Desire and ability to continually build expertise in emerging risk areas and areas of strategic focus for our Company

▪  Business and professional achievements

Election of Directors

Our Board unanimously recommends that you vote each of its Director nominees.

Anthony Capuano	Kareem Daniel	Lloyd Dean	Catherine Engelbert	James Farley, Jr.	Margaret Georgiadis	Michael Hsu	Christopher Kempczinski	Jennifer Taubert	Paul Walsh	Amy Weaver	Miles White

Our Board unanimously recommends the re-election of each of the 12 Director nominees named below, to serve on our Board for a one-year term beginning at our 2026 Annual Shareholders’ Meeting and continuing until our 2027 Annual Shareholders’ Meeting and until their successors have been elected and qualified.

Director Qualifications

Our Board is comprised of a diverse, highly-engaged group of individuals that provides strong, effective oversight of our Company. Both individually and collectively, our Directors have the relevant qualifications, skills and experiences that contribute to our Board’s oversight of our global operations and long-term priorities, including our Accelerating the Arches growth strategy.

Importantly, each Director nominee has senior executive experience, including having served as a CEO or high-level executive of large and complex global organizations. Specifically, several Director nominees have leadership experience in the consumer products or food sectors, which is particularly relevant to our business as a leading global food service retailer. Our Board values expertise related to our industry, global experience, information technology/cybersecurity, human capital management, commitment to inclusion and sustainability matters, which are important to Accelerating the Arches and areas of focus for stakeholders. This experience, along with the other skills and attributes discussed on the following pages and described more fully under “New Director Candidate Selection Process” on page 36, is a key consideration in evaluating the composition of our Board.

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In addition, our Board’s Director nominees contribute to our Board the individual experiences, qualifications and skills depicted in the following matrix. The matrix is intended as a high-level summary and not an exhaustive list. It is intended to highlight notable areas of focus for each nominee, and not having a mark does not mean that a particular nominee does not possess that experience, qualification or skill. Nominees have acquired these experiences, qualifications, and skills through education, direct experience, and oversight responsibilities. For information on our Board demographics, see “Board Demographics” on page 36.

Director Skills and Experience	Capuano	Daniel	Dean	Engelbert	Farley, Jr.	Georgiadis	Hsu	Kempczinski	Taubert	Walsh	Weaver	White

Brand Management Contributes to an understanding of how our business, standards and performance are essential to protecting and increasing the value of our brand
Customer-centric Provides an understanding of our business, operations and customer-centric Accelerating the Arches growth strategy, focusing on our purpose, values and MCD growth pillars
Digital Provides an understanding of how the 4-D’s (digital, delivery, drive-thru and restaurant development) leverage competitive strengths
Finance / Capital Markets Supports the oversight of our financial statements and strategy and financial reporting to investors and other stakeholders
Global Experience Contributes to an understanding of how our business is structured to enable the right level of support for, and the sharing of solutions across our international markets
Human Capital Management Provides an understanding of how we manage and develop our workforce, and how we focus on promoting our values throughout the organization
Information Technology / Cybersecurity Contributes to an understanding of information technology capabilities, cloud computing, scalable data analytics and risks associated with cybersecurity matters
Marketing Provides awareness of culturally relevant approaches that effectively communicate the story of our brand, food, and purpose
Other Public Company Board Demonstrates a practical understanding of organizations, processes, governance and oversight of strategy, risk management and growth
Real Estate Provides an understanding of how owning or leasing real estate, combined with co-investment by franchisees, enables us to achieve high restaurant performance levels
Sustainability / Corporate Responsibility Contributes to an understanding of sustainability issues and corporate responsibility, and their relationship to our business and strategy

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Other Information

Director nominees who receive a majority of the votes cast will be elected to our Board. If any Director nominee does not receive a majority of the votes cast at our 2026 Annual Shareholders’ Meeting, he or she has previously tendered an irrevocable resignation that, subject to our Governance Committee’s recommendation and our Board’s acceptance, would be effective following our 2026 Annual Shareholders’ Meeting. All of our Board’s Director nominees have given their consent to being named as nominees for election and have indicated their intention to serve as Director if elected. Our Board does not anticipate that any of its Director nominees will be unable to serve. If for some reason any such nominee was unable to serve or would not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by our Board. In the alternative, our Board may reduce its size, as permitted by our By-Laws. If a substitute nominee is designated prior to our 2026 Annual Shareholders’ Meeting, we will file materials that, as applicable, identify such nominee, disclose that such nominee has consented to being named in the amended proxy materials and to serving as Director if elected, and set forth certain biographical and other information about such nominee as required by SEC rules.

Biographical Information

Biographical information about our Board’s Director nominees as of the date of this Proxy Statement, including their ages, professional experiences, Board tenure, Committee memberships, qualifications and other public company directorships, is set forth on the following pages.

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Anthony Capuano President and Chief Executive Officer Marriott International, Inc.
Age: 60 Board Tenure: 3 years Other Public Company Directorships: Current: ▪ Marriott International, Inc.				Committee Memberships: ▪ Compensation ▪ Corporate Responsibility

Professional Experience

Marriott International, Inc.,

a global hospitality company

President and CEO

(2023 – Present)

Chief Executive Officer
(2021 – 2023)

Group President, Global Development, Design and Operations Services
(2020 – 2021)

Executive Vice President and Global Chief Development
Officer
(2009 – 2020)

Qualifications

Mr. Capuano brings to our Board over 25 years of leadership experience gained from his senior executive roles, including president and chief executive officer, at Marriott. His service at a global hospitality company known for its focus on creating a positive guest experience contributes an important perspective to our Board’s discussions regarding enhancing our own customers’ experiences, including through our loyalty programs. Our Board also benefits from Mr. Capuano’s significant global development experience, and his service on the social impact committee of Marriott’s board of directors provides our Board with valuable insights regarding our own corporate responsibility and sustainability efforts. Mr. Capuano’s public company board experience also gives him a broad understanding of governance issues facing public companies.

Skills
Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience
Human Capital Management	Marketing	Other Public Company Boards	Real Estate	Sustainability / Corporate Responsibility

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Kareem Daniel Former Chairman Disney Media & Entertainment Distribution
Age: 51 Board Tenure: 3 years Other Public Company Directorships: ▪ None				Committee Memberships: ▪ Audit & Finance ▪ Compensation

Professional Experience

The Walt Disney Company,

a global entertainment

and media company

Chairman, Disney Media & Entertainment Distribution
(2020 – 2022)

President, Consumer Products,
and Chief of Staff, Office of the
Chief Executive Officer
(2020)

President, Walt Disney
Imagineering Operations,
Product Creation, Publishing
and Games

(2019 – 2020)

Qualifications

Mr. Daniel brings to our Board valuable leadership experience gained from his senior executive roles at Walt Disney, one of the world’s most well-known and admired brands. His extensive corporate development experience includes leading transformation across several Disney divisions. The knowledge Mr. Daniel has gained through leading the creation of a direct-to-consumer e-commerce business, as well as overseeing the development of new distribution and commercialization models, offers a valuable perspective to our Board’s discussions regarding strategy and business development.

Skills
Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience

Executive Vice President,
Global Business Operations,
Walt Disney Imagineering
(2017 – 2019)

Senior Vice President, Strategy
and Business Development,
Disney Consumer Products
and Interactive Media
(2011 – 2017)

Human Capital Management	Information Technology / Cybersecurity	Marketing	Sustainability / Corporate Responsibility

Lloyd Dean Chief Executive Emeritus and Founding Executive CommonSpirit Health

Professional Experience

CommonSpirit Health, a non-

profit, Catholic Health System

Chief Executive Emeritus and Founding Executive
(2022 – Present)

Chief Executive Officer
(2019 – 2022)

Dignity Health, one of the

nation’s largest healthcare

systems

President and CEO
(2000 – 2019)

Age: 75 Board Tenure: 10 years Other Public Company Directorships: Current: ▪ Progyny, Inc. ▪ Surgery Partners, Inc. Past: ▪ Golden Arrow Merger Corp.		Committee Memberships: ▪ Compensation (Chair) ▪ Executive ▪ Governance

Qualifications

Mr. Dean brings to our Board over 25 years of leadership, management, and strategy experience, which contributes an important perspective to our Board’s discussions of opportunities and challenges in a constantly changing business environment. In his career in executive management at leading healthcare organizations, Mr. Dean has led significant strategic, operational, and financial transformations. Mr. Dean’s healthcare experience and knowledge of health and safety risks are particularly important and enhance his ability to oversee human capital management matters. Our Board also benefits from Mr. Dean’s finance, systems operations, service quality, human resources, customer-centric operations, community affairs and regulatory experience.

Skills
Brand Management	Customer- Centric	Finance / Capital Markets	Human Capital Management	Other Public Company Boards
Sustainability / Corporate Responsibility

2026 Proxy Statement	23

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Catherine Engelbert Commissioner Women’s National Basketball Association
Age: 61 Board Tenure: 6 years Other Public Company Directorships: Current: ▪ Royalty Pharma plc.			Committee Memberships: ▪ Audit & Finance (Chair) ▪ Corporate Responsibility ▪ Executive

Professional Experience

Women’s National Basketball

Association (WNBA), a

professional basketball league

Commissioner
    (2019 – Present)

Deloitte LLP, an industry-leading

audit, consulting, tax, and advisory

services firm

Chief Executive Officer
(2015 – 2019)

Deloitte & Touche LLP, an audit

subsidiary of Deloitte LLP

Chairman and CEO
(2014 – 2015)

Partner
(1998 – 2019)

Qualifications

Ms. Engelbert brings to our Board a wealth of experience in global business operations, finance, leadership, brand, customer strategy, financial reporting and internal controls, and risk management matters gained from her service as Commissioner of a professional sports league and as former chief executive officer of Deloitte LLP. Having led more than 100,000 professionals at Deloitte, she also provides our Board valuable insights on talent management and other human capital management matters. Ms. Engelbert has strong leadership and governance experience from her previous roles on the private company board of Deloitte LLP and as chairman and chief executive officer of Deloitte & Touche LLP, and valuable regulatory experience from her roles on the strategic investment, risk, regulatory & government relations, and finance & audit committees of the board of Deloitte LLP. With 33 years of previous public accounting experience as a certified public accountant, Ms. Engelbert further brings to our Board a deep understanding of accounting principles and financial reporting rules and regulations, and her qualification as an “audit committee financial expert” is an important attribute as our Audit & Finance Committee Chair.

Skills
Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience
Human Capital Management	Marketing	Other Public Company Boards	Sustainability / Corporate Responsibility

James Farley, Jr. President and CEO Ford Motor Company

Professional Experience

Ford Motor Company, a global automotive company

President, Ford Model e

(2022 – Present)

Chief Executive Officer

(2020 – Present)

Chief Operating Officer

(2017 – 2020)

EVP and President of

Global Markets
(2015 – 2017)

Age: 63

Board Tenure: <1 year

Other Public Company

Directorships:

Current:

▪
Ford Motor Company
▪
Harley-Davidson, Inc.*

*Harley-Davidson announced that Mr. Farley will not stand for re-election as a member of the board of directors when his term as director ends at the conclusion of Harley-Davidson’s upcoming annual meeting of shareholders.

Committee Memberships: ▪ Audit & Finance ▪ Corporate Responsibility

Qualifications

Mr. Farley brings to the Board extensive experience in global operations, product development, technology transformation, and enterprise leadership, which he has developed over more than two decades in senior executive roles at Ford Motor Company and Toyota. As President and Chief Executive Officer of a global automotive manufacturer, and in previous roles of increasing responsibility, he offers deep insight into managing complex worldwide operations, including supply chain networks, marketing and sales, quality management, and major product launches—experience directly relevant to McDonald’s global, franchised business model and operational scale. Mr. Farley also contributes strategic expertise in innovation and growth initiatives gained through his leadership of Ford’s New Businesses, Technology and Strategy organization and Ford Model e. Prior to joining Ford in 2007, Mr. Farley held various leadership positions at Toyota over a 17-year career. His oversight of international operations, together with his service on the executive committee of The Business Council, provides the Board with a strong global perspective on governance, stakeholder engagement, and long‑term value creation. Mr. Farley is also qualified as an “audit committee financial expert."

Skills
Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience
Human Capital Management	Information Technology / Cybersecurity	Marketing	Other Public Company Boards	Sustainability / Corporate Responsibility

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Margaret Georgiadis Co-Founder and Chief Executive Officer Montai Therapeutics

Professional Experience

Montai Therapeutics, a digital

medical technology company
(formerly Montai Health)

Co-Founder and CEO
(2022 – Present)

Flagship Pioneering, a
bioplatform innovation company

CEO - Partner
(2022 – Present)

Synetro Group, a private

investment and strategic

advisory firm

Managing Partner

(2021 – Present)

General Catalyst, a venture

capital firm

Endurance Partner-in-
Residence, XIR

(2021 – 2022)

Ancestry, a global family history

and consumer genomics company

President and CEO

 (2018 – 2020)

Mattel, Inc., a leading global toy

company and entertainment
franchise

Chief Executive Officer

(2017 – 2018)

Google Inc., a global technology

company

President, Americas
(2011 – 2017)

Age: 62 Board Tenure: 11 years Other Public Company Directorships: Current: ▪ AppLovin Corporation			Committee Memberships: ▪ Audit & Finance ▪ Governance

Qualifications

Ms. Georgiadis brings to our Board valuable strategy and development, finance and leadership experience gained from her senior executive roles, including at Ancestry, Mattel and Google, and her positions at a private investment and strategic advisory firm. Her experience as a senior executive at large global businesses affords her a broad knowledge of global consumer businesses, as well as of technology and cybersecurity, digital consumer insights, e-commerce and marketing. Her knowledge in these and other areas provides critical insights to our business, particularly as our Board considers the impact of technology, digital and cybersecurity risks. Ms. Georgiadis also has over 15 years of analytical and strategic experience at McKinsey & Company, a global management and consulting firm. In addition, Ms. Georgiadis’ qualification as an “audit committee financial expert” is an important attribute as a member of our Audit & Finance Committee.

Skills
Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience
Human Capital Management	Information Technology / Cybersecurity	Marketing	Other Public Company Boards	Sustainability / Corporate Responsibility

Michael Hsu Chairman and Chief Executive Officer Kimberly-Clark Corporation

Professional Experience

Kimberly-Clark Corporation, a

consumer products company

Chairman and CEO

(2020 – Present)

Chief Executive Officer
(2019 – 2020)

President and Chief Operating

Officer

(2017 – 2019)

Group President, Consumer
Products, North America
(2012 – 2017)

Kraft Foods, a food service

company

Executive Vice President and
Chief Commercial Officer
(2012 – 2012)

President, Sales, Customer
Marketing and Logistics, USA
(2010 – 2012)

Age: 61 Board Tenure: 2 years Other Public Company Directorships: Current: ▪ Kimberly-Clark Corporation Past: ▪ Texas Instruments Incorporated			Committee Memberships: ▪ Audit & Finance ▪ Corporate Responsibility

Qualifications

Mr. Hsu brings to our Board extensive experience in consumer products, global supply chain, operations, e-commerce, digital and human capital management gained from his service in senior executive roles at Kimberly-Clark and Kraft Foods. His service at a leading manufacturer and consumer products retailer known for its advancement across multiple product categories also brings customer-centric experience to our Board. In addition, his experience in enhancing digital and e-commerce capabilities platforms is an important asset as our Board considers these topics and their potential impact on our Company. Mr. Hsu’s prior experience at Kraft Foods also gives him a unique perspective and expertise in the global food supply chain industry. His qualification as an “audit committee financial expert” is also an important attribute as a member of our Audit & Finance Committee.

Skills
Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience
Human Capital Management	Marketing	Other Public Company Boards	Sustainability / Corporate Responsibility

2026 Proxy Statement	27

28	2026 Proxy Statement

Christopher Kempczinski Chairman, President and Chief Executive Officer McDonald’s Corporation

Professional Experience

McDonald’s Corporation

Chairman, President and
Chief Executive Officer
(2024 – Present)

President and Chief
Executive Officer

(2019 – 2023)

President, McDonald’s USA
(2017 – 2019)

Executive Vice President –
Strategy, Business
Development and Innovation
(2015 – 2016)

The Kraft-Heinz Company, a

packaged food company

Executive Vice President of
Growth Initiatives and
President of Kraft International
(2014 – 2015)

Age: 57 Board Tenure: 6 years Other Public Company Directorships: Current: ▪ The Procter & Gamble Company			Committee Memberships: ▪ Executive (Chair)

Qualifications

Mr. Kempczinski is Chairman, President and CEO of our Company, having previously served as President of McDonald’s USA, where he was responsible for approximately 14,000 McDonald’s restaurants. He first joined our Company in 2015, overseeing global strategy, business development and innovation. In these roles, he has been instrumental in identifying new ideas and best practices to accelerate growth to increase the overall value of the McDonald’s System. His experience leading our U.S. business and overseeing global strategy contributes an important Company perspective to our Board, and he was the architect of our Accelerating the Arches growth strategy. This experience and deep knowledge of the food industry strengthen our Board’s knowledge and understanding as it oversees our operations and strategy.

Skills
Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience
Human Capital Management	Marketing	Other Public Company Boards	Real Estate	Sustainability / Corporate Responsibility

Jennifer Taubert Executive Vice President and Worldwide Chairman, Innovative Medicine Johnson & Johnson

Professional Experience

Johnson & Johnson, a researcher,

developer and manufacturer of

medical devices, and

pharmaceuticals

Executive Vice President and Worldwide Chairman,
Innovative Medicine
(2018 – Present)

Company Group Chairman,
The Americas, Pharmaceuticals
(2015 – 2018)

Company Group Chairman,
North America, Pharmaceuticals
(2012 – 2015)

Age: 62 Board Tenure: 3 years Other Public Company Directorships: ▪ None			Committee Memberships: ▪ Compensation ▪ Corporate Responsibility

Qualifications

Ms. Taubert brings to our Board extensive management, marketing, finance, business development and global operations experience gained from her senior executive roles at one of the world’s largest global healthcare companies. Her experience leading a global pharmaceuticals division, and as a member of Johnson & Johnson’s executive committee, provide her with a broad understanding of the range of complex issues facing a large, global consumer business. Our Board also benefits from Ms. Taubert’s extensive regulatory and public policy knowledge, as well as her human capital management experience and recognized leadership in the area of inclusion.

Skills

Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience
Human Capital Management	Information Technology / Cybersecurity	Marketing	Sustainability / Corporate Responsibility

2026 Proxy Statement	29

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Paul Walsh Executive Chairman McLaren Racing Limited
Age: 70 Board Tenure: 7 years Other Public Company Directorships: Current: ▪ FedEx Corporation ▪ UPL Ltd.			Committee Memberships: ▪ Corporate Responsibility (Chair) ▪ Executive ▪ Governance

Professional Experience

McLaren Racing Limited,

a privately owned luxury

automotive and technology group

Executive Chairman
(2020 – Present)

Chime Communications Limited,

a marketing services company

Advisor
(2016 – Present)

L.E.K. Consulting, a global

strategy consulting firm

Advisor
(2014 – Present)

TPG Capital LLP, a private
investment firm

Advisor
(2014 – Present)

Bespoke Capital Partners LLC,
an investment company

Operating Partner
(2016 – 2021)

Compass Group PLC, a leading

food service and support services

company

Chairman
(2014 – 2020)

Diageo, plc, a multinational

beverage company

Chief Executive Officer
(2000 – 2013)

Qualifications

Mr. Walsh brings to our Board substantial corporate leadership experience and knowledge of consumer-centric companies gained from his experience as former chief executive officer of a large multinational corporation. His experience at Diageo brings broader food and beverage industry perspective. He also has held executive-level finance positions, including as chief financial officer of Grand Metropolitan Foods and Intercontinental Hotels. Throughout his career, Mr. Walsh has built success and growth at his companies through the deployment of effective brand marketing strategies, which brings valuable perspective to our Board. His background as a UK national based in London provides international diversity on our Board.

Skills
Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience
Human Capital Management	Marketing	Other Public Company Boards	Sustainability / Corporate Responsibility

Amy Weaver Chief Executive Officer Direct Relief
Age: 59 Board Tenure: 3 years Other Public Company Directorships: ▪ None			Committee Memberships: ▪ Audit & Finance ▪ Governance

Professional Experience

Direct Relief, a global

humanitarian aid organization

Chief Executive Officer
(2025 – Present)

Salesforce Inc., a cloud-based

software company

President and CFO
(2021 – 2025)

President and Chief Legal
Officer

(2020 – 2021)

President, Legal Corporate
Affairs and General Counsel
(2017 – 2020)

Executive Vice President and
General Counsel
(2015 – 2017)

Senior Vice President and
General Counsel
(2013 – 2015)

Qualifications

Ms. Weaver brings to our Board substantial leadership experience as the Chief Executive Officer of Direct Relief, a global humanitarian organization, and in her prior roles as Chief Financial Officer and General Counsel at Salesforce, one of the world’s largest enterprise software companies. Ms. Weaver led Salesforce’s global finance organization and, prior to that, served as the leader of its legal and corporate affairs organizations. Her experience brings to our Board a unique and valuable perspective on strategic planning, financial oversight, regulatory compliance, and public policy matters. In addition, Ms. Weaver’s designation as an “audit committee financial expert” further enhances her contributions as a member of the Audit & Finance Committee.

Skills
Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience
Human Capital Management	Information Technology / Cybersecurity	Sustainability / Corporate Responsibility

2026 Proxy Statement	31

32	2026 Proxy Statement

Miles White Former Executive Chairman Abbott Laboratories
	Age: 71 Board Tenure: 17 years Other Public Company Directorships: Past: ▪ Abbott Laboratories			Committee Memberships: ▪ Governance (Chair) ▪ Compensation ▪ Executive
Professional Experience Abbott Laboratories, a global healthcare company Executive Chairman (2020 – 2021) Chairman and Chief Executive Officer (1999 – 2020)

Qualifications

Mr. White brings to our Board extensive knowledge of strategy and business development, global operations, finance, leadership development and succession planning, corporate governance, and regulatory and public policy matters gained from his experience as former chairman and chief executive officer of a global healthcare company. Mr. White’s healthcare experience and knowledge of healthcare technology advances has also enhanced his ability to oversee human capital management. In addition, Abbott’s focus on developing consumer products and technologies brings customer-centric, marketing, digital and healthcare knowledge to our Board. We also benefit from Mr. White’s strong experience in addressing the needs of a global public company, as well as insights into our Board’s responsibility to oversee management and operations matters. As our Lead Independent Director and Governance Committee Chair, Mr. White leads our Board’s succession planning and Director candidate selection process, and he is periodically involved in shareholder engagement.

Skills
	Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience
	Human Capital Management	Marketing	Other Public Company Boards

Board & Governance Matters

Board Leadership

We believe that having strong leadership is essential for our Board to perform its primary oversight functions effectively. In determining the right leadership structure for a given time, the Board considers a number of factors that may impact the Company, including the specific composition of the Board, the opportunities and initiatives the Company is focused on, and the broader macroeconomic conditions affecting our System. It is important for the Board to retain flexibility to adjust its leadership structure to best respond to these factors. McDonald's has a long history of effective governance with both a combined Chairman and CEO role and a separation of these roles, underscoring the Board's ability to select the leadership structure that is most suitable for the Company’s particular circumstances and will best utilize the unique talents of its Directors.

In 2024, after thorough deliberation, the Board determined that the Company would best be served if our Chief Executive Officer, Mr. Kempczinski, who has served in that capacity since 2019, assumed the role of Chairman of the Board and Mr. Miles White served as our Lead Independent Director. Based on the leadership of Messrs. Kempczinski and White during the past two years, our Board remains confident that having a combined Chairman and Chief Executive Officer working in partnership with a Lead Independent Director has allowed Mr. Kempczinski to manage our business effectively; execute on our strategic growth plan; and lead the Board, while also empowering Mr. White to provide independent board leadership and oversight with a clearly defined role and set of responsibilities.

Our Board again engaged in a robust, disciplined process to evaluate the performance of the structure in 2025. The Board considered the specific facts and circumstances applicable to the Company, the skills, qualifications, and experiences represented on the Board and the opportunities and challenges presently facing the Company. The Board affirmed that Mr. Kempczinski remains best suited to serve as the Board’s Chairman in light of the Board’s current structure, where all but one Director is independent; all of the committees (except the Executive) are comprised of independent Directors; and the Board has robust independent oversight. The Board continues to believe that having the Chief Executive Officer act as Chairman provides a key strategic connection between our Board and our unique business structure, where our Chief Executive Officer is at the center of the three-legged stool (comprised of our franchisees, suppliers, and employees) and whose role is critical to the proper balance of those constituencies – and, ultimately, our success as a Company.

Similarly, the Board remains confident that Mr. White’s experience and leadership style make him highly qualified to serve as our Lead Independent Director. In addition to his previous roles as chairman, chief executive officer and executive chairman of a large multinational corporation and his experience on other public company boards across a variety of industries, Mr. White has critical knowledge about our Company. He understands our business, including its strategic objectives, challenges and opportunities. Paired with his tenure as the chair of the governance committee and his deep commitment to this role, Mr. White remains well positioned to guide the Board in its independent oversight of the Company’s strategy and risk management.

To further ensure the success of our leadership structure, the Board developed a clearly defined role and robust set of responsibilities for the Lead Independent Director, to encourage open dialogue and constructive feedback among our independent Directors and management, as outlined below.

2026 Proxy Statement	33

Board Leadership Responsibilities

▪
Presiding over all executive sessions of the independent Directors of the Board, including leading the Board on succession planning for the Chairman/CEO
▪
Calling meetings of independent Directors
▪
Presiding at all meetings of the Board at which the Chairman/CEO is not present
▪
Together with the Compensation Committee, leading the annual CEO performance evaluation, considering performance as Chairman as well
▪
Overseeing the process for Chairman/CEO succession planning
▪
Liaising with Directors considering other public company board directorships

Interactions with Stakeholders

▪
Being available for consultation and direct communication, if requested by major shareholders
▪
Receives information regarding the Company's communications with shareholders and other stakeholders

Agenda Setting; Board Information; and Interactions with the Chairman/CEO

▪
Collaborating with the Chairman/CEO regarding the agenda and schedule for Board meetings
▪
Providing input on meeting materials shared with the Board
▪
Providing feedback to the Chairman/CEO on the presentations made to and discussions with the Board
▪
Providing feedback to the Chairman/CEO after executive sessions of the independent Directors
▪
Acting as the principal liaison between independent Directors and the Chairman/CEO

Lead Independent Director Responsibilities

The Board will continue to monitor Board leadership in light of the foregoing, as well as the evolution of the Board and the Company’s business over time, determining the Board’s leadership structure that it believes is in the best interests of our Company and its shareholders.

34	2026 Proxy Statement

Board Composition & Refreshment

Our Board is comprised of a highly engaged group of individuals with a wide range of relevant qualifications, skills, and experiences, each of whom contributes to overall Board and Committee effectiveness. Each of our Directors is a dynamic leader whose experiences and perspectives continue to evolve as they navigate today’s fast‑paced, ever‑changing business environment, both as a Director of our Company and in their other professional roles.

Our Governance Committee is primarily responsible for maintaining a balanced and effective Board through robust succession planning and refreshment processes, which include recommending Directors for re-election and identifying new Director candidates who will bring complementary skills, experiences, and varied perspectives to our Board. Guided by our Director Selection Process, our Governance Committee evaluates and determines the most impactful and desirable mix of characteristics, skills, and experiences for our Board as a whole, as well as the qualifications and attributes of individual Director candidates. When identifying, evaluating, and recommending new Director candidates, our Governance Committee considers the qualifications discussed on page 18.

In their approach to Board composition and refreshment, our Governance Committee and Board strive to achieve an appropriate balance of continuity and institutional knowledge with fresh perspectives through a mix of newer‑tenured and more seasoned Directors. Our Governance Committee and Board believe this balance best serves our shareholders’ interests and that the overlap of new and longer‑tenured Directors provides new Directors with the opportunity to learn from the knowledge and experience of their longer‑tenured peers, which helps to support orderly transitions of roles and responsibilities. While tenure is considered in evaluating the overall effectiveness of our Board, it is not viewed as a dispositive factor on an individual basis prior to reaching our independent Director tenure limit. Our Governance Committee and Board also consider each Director’s availability and willingness to serve on our Board, recognizing that service as a Director represents a significant time commitment. See “Outside Board Service” on page 48 for more information.

Our Board’s succession planning and refreshment efforts have resulted in meaningful Board and Committee evolution. Since 2024, the Board has elected two new independent Directors, Michael Hsu (2024) and James Farley, Jr. (2026), bringing fresh perspectives, diverse experiences, and new insights to enhance the Board’s effective oversight of the Company. These efforts were complemented by deliberate Committee refreshment, including the appointment of new Chairs of the Audit & Finance, Compensation and Corporate Responsibility Committees (2022). Our Committee structure also evolved. To further improve coordination and oversight, the Public Policy & Strategy Committee was eliminated and its areas of responsibility were redistributed to the Audit & Finance Committee and Sustainability & Corporate Responsibility Committee (which became the Corporate Responsibility Committee) (2024). These changes reflect the Board’s view that sustainability, corporate responsibility, and public policy matters are increasingly interconnected and are most effectively overseen through an integrated committee structure aligned with the Company’s long‑term strategy and risk profile. Committee membership is considered regularly, with new assignments following the 2024 evolution of the Committee structure and most recently following Mr. Farley's election to the Board.

As our strategic priorities continue to evolve, our Governance Committee and Board will continue to proactively evaluate Board composition, Committee structure and succession planning to facilitate smooth transitions and ensure continuity of the skills, experiences, and perspectives necessary to effectively oversee the Company and position it for long‑term success.

2026 Proxy Statement	35

Director Independence

Our Corporate Governance Principles require all non-management Directors to be independent under applicable law and stock exchange listing standards, as well as under our Standards on Director Independence. Independence is determined by our Board after reviewing pertinent facts and circumstances and taking into consideration all applicable laws, regulations, and New York Stock Exchange (“NYSE”) listing standards, as well as the requirements set forth in our Standards on Director Independence. It is important to determine that each Director is free of any relationship with our Company or management that may impair, or appear to impair, his or her ability to make independent judgments. In doing so, our Board considers relationships involving Directors and their immediate family members and relies on information derived from Company records, questionnaires, and other inquiries.

The relationships reviewed by our Board in its most recent determination involved commercial relationships with companies at which Directors or their immediate family members then served as employees, officers, partners or had a 10% or more interest. These commercial relationships involved our purchases of products and services in the ordinary course of business that were made on arm’s-length terms in amounts and under other circumstances that did not affect Director independence.

Based on its review, our Board determined that none of our non-management Directors (Anthony Capuano, Kareem Daniel, Lloyd Dean, Catherine Engelbert, James Farley, Jr., Margaret Georgiadis, Michael Hsu, Jennifer Taubert, Paul Walsh, Amy Weaver, and Miles White) have a material relationship with our Company and that all of such non-management Directors are independent. Our Board determined that Christopher Kempczinski is not independent due to his role as our CEO. In addition, our Board previously determined that John Mulligan, who served as a non-management Director until his retirement in May 2025, was independent.

Our Standards on Director Independence are available on our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Board Demographics

Due to the global and complex nature of our business, our Board believes it is essential that its composition reflects a broad range of viewpoints, perspectives, and experiences in order to most effectively fulfill its oversight responsibilities. Our Board values a wide spectrum of leadership roles, personal and professional experiences, skills, perspectives, and geographic representation. We believe this approach best equips our Board with the capabilities and backgrounds necessary to advance our strategy and uphold our values. As a company with its principle place of business in Illinois, we are required by statute to disclose information regarding our board composition, including that our Board consists of four women directors and three directors from underrepresented racial/ethnic groups. Additional information is available on Form BCA 8.12, which is filed annually with the Illinois Secretary of State and publicly available on its website.

New Director Candidate Selection Process

We maintain robust Director Selection Process guidelines for the consideration of potential Director candidates. Our Governance Committee is responsible for establishing criteria, screening, and interviewing candidates and evaluating the qualifications of persons who may be considered for service as a Director, including candidates recommended by shareholders. Our Governance Committee also retains independent third-party search firms, consultants, and other advisors, as appropriate, to help identify, screen, and evaluate potential Director candidates and to enhance our Board’s preparedness in the event of an unplanned Director departure.

Our Director Selection Process guidelines affirm our commitment to a thoughtful and comprehensive approach by setting forth our policy of considering a broad range of backgrounds, experiences, and perspectives in the Director identification and nomination process. Specific weights are not assigned to any single criterion, and no particular criterion is necessarily applied to all prospective Director nominees.

Our Governance Committee reviews our Director Selection Process guidelines annually and most recently updated them in 2020 to more closely align with our values and the strategic drivers associated with our Accelerating the Arches growth strategy. These updates identified important areas of focus for our Company and stakeholders, such as cybersecurity, digital business models, sustainability, human capital management and our commitment to inclusion. The following graphic more fully describes our Director candidate selection process:

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Ongoing Succession Planning & Candidate Identification

Our Governance Committee continuously considers the current and long-term needs of our evolving business and seeks potential Director candidates consistent with our Director Selection Process guidelines in light of then-existing Board composition. It conducts a search process to identify qualified Director candidates, which includes the use of an independent third-party search firm to assess the alignment of potential candidates’ skills, experiences and backgrounds with our business strategy and values. Among other attributes, it considers the qualifications and skills described under “Director Qualifications” on page 19.

Meeting with Candidates

Potential Director candidates are interviewed by our Chairman, Lead Independent Director, and members of the Governance Committee. Candidates undergo a rigorous screening process and are assessed on their ability to meaningfully contribute to our Board’s oversight of an array of issues in light of the varying demands of our global business.

Decision and Nomination

Our Governance Committee recommends, and our full Board nominates, the Director candidates best qualified to serve the interests of our Company and shareholders.

Election

Shareholders consider the Director nominees and elect Directors at our Annual Shareholders’ Meeting to serve one-year terms. Our Board may also elect Directors on the recommendation of our Governance Committee throughout the year when determined to be in the best interests of our Company and shareholders. In that case, such Directors would stand for re-election by shareholders at the next Annual Shareholders’ Meeting.

Shareholders may recommend Director candidates for consideration by our Governance Committee by sending such recommendation via email to corporatesecretary@us.mcd.com and providing the candidate’s name, biographical data, qualifications, and written consent to being considered as a Director nominee and to serving as a Director if elected. Shareholders who wish to nominate Director candidates for election by shareholders must follow the nomination provisions set forth in our By-Laws.

Our Director Selection Process guidelines are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

2026 Proxy Statement	37

Audit & Finance Committee	Meetings in 2025: 8

Our Audit & Finance Committee addresses the areas of focus set forth below.

Committee Members:

Catherine Engelbert (Chair)*

Kareem Daniel

James Farley, Jr.*

Margaret Georgiadis*

Michael Hsu*

Amy Weaver*

*Also qualifies as an “audit committee financial expert” as defined by the SEC. All members are financially literate.

Relevant Areas of Focus:

• Oversee financial reporting, accounting, control and compliance matters

• Appoint, retain, compensate and evaluate our independent auditors

• Review audit scope and results with independent and internal auditors

• Review material financial disclosures, disclosure controls and procedures and internal controls over financial reporting

• Pre-approve all audit and permitted non-audit services

• Oversee strategy and processes related to enterprise transformation

• Evaluate management’s processes to assess and manage risk

• Oversee global compliance program, including Sarbanes-Oxley and tax compliance

• Oversee financial risk and financial risk management

• Oversee our financial policies and strategies, including those relating to our capital structure, dividend policy, share repurchase plans and other treasury-related matters

• Review and monitor strategy and processes relating to cybersecurity, data privacy and other technological risks and oversee any investigations related to specific cybersecurity or technology incidents

• Establish and oversee the approval of grants of franchises to an officer or purchase of restaurants from a franchisee who subsequently becomes an officer

Board Committees

Our Board currently has five standing Committees: Audit & Finance; Compensation; Corporate Responsibility; Governance; and Executive. Our CEO serves only on our Executive Committee. All other Committee members are independent under NYSE listing standards and our Standards on Director Independence. In addition, Directors who serve on our Audit & Finance and Compensation Committees satisfy additional, heightened independence and qualification criteria applicable to Directors serving on such Committees under NYSE listing standards.

Each Committee has the responsibilities set forth in its respective charter, all of which have been adopted by our Board. Other than our Executive Committee, all standing Committees review their respective charters at least annually, and any changes are recommended to our full Board for approval. All standing Committee charters are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

The current membership and primary responsibilities of each standing Committee are summarized on the following pages. Each standing Committee establishes its meeting calendar for the following year during the fourth quarter and has risk oversight within its respective areas of accountability as discussed under “Board Oversight” beginning on page 42.

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Compensation Committee	Meetings in 2025: 4

Our Compensation Committee addresses the areas of focus set forth below.
Committee Members: Lloyd Dean (Chair) Anthony Capuano Kareem Daniel Jennifer Taubert Miles White

Relevant Areas of Focus:

• Oversee the design and administration of our executive compensation programs and policies

• Approve business goals and objectives in compensation programs, evaluate performance and approve executive compensation

• Establish, amend, review and administer our incentive plans

• Review the use of compensation programs to motivate and retain executives

• Assess risk associated with our executive compensation programs and corporate incentive plans

• Oversight of compensation-related shareholder proposals

• Establish, amend and administer our “clawback” policy

• See “Compensation Discussion and Analysis” beginning on page 52 for more information

Corporate Responsibility Committee	Meetings in 2025: 4

Our Corporate Responsibility Committee addresses the areas of focus set forth below.
Committee Members: Paul Walsh (Chair) Anthony Capuano Catherine Engelbert James Farley, Jr. Michael Hsu Jennifer Taubert

Relevant Areas of Focus:

• Monitor our strategies and efforts to address brand trust opportunities and brand leadership priorities (e.g., food, sourcing, the environment, human rights, community engagement, philanthropy and inclusion)

• Monitor the development and implementation of our sustainability-related goals and initiatives and the progress against such goals

• Review global sustainability communication plans and reporting

• Review and monitor government affairs strategies and priorities

• Monitor Company culture, employee satisfaction, human capital management and human rights matters (e.g., workplace health and safety, safe and respectful workplaces and inclusion)

• Review risks related to sustainability and corporate responsibility matters, including those related to climate

• Oversight of sustainability and corporate responsibility-related shareholder proposals

2026 Proxy Statement	39

Governance Committee	Meetings in 2025: 6

Our Governance Committee addresses the areas of focus set forth below.
Committee Members: Miles White (Chair) Lloyd Dean Margaret Georgiadis Paul Walsh Amy Weaver

Relevant Areas of Focus:

• Advise as to Board structure (including composition and size), leadership and operations, as well as Committee structure and membership

• Establish criteria for Board membership

• Develop Board succession plans and make recommendations to our Board on succession matters

• Consider and recommend Director nominees to our Board for election, re-election or to fill vacancies

• Oversee shareholder engagement

• Review Corporate Governance Principles, consider governance trends and present recommendations to our Board, as appropriate

• Recommend non-management Directors’ compensation and stock ownership guidelines

• Evaluate Director and Board performance

• Review risks related to governance matters

• Oversight of shareholder proposals (including oversight of governance-related proposals)

Committee Members: Christopher Kempczinski (Chair) Lloyd Dean Catherine Engelbert Paul Walsh Miles White	Our Executive Committee may exercise most Board powers during the periods between Board meetings.

Executive Committee	Meetings in 2025: 0

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Annual Board Self-Evaluation

The self-evaluation process collects individual Director feedback on our Board’s role, Committee structure, relationship with management, meeting agendas, oversight of strategy and risk and other Board-related topics. The Governance Committee may choose to benchmark the practices of other boards of directors, circulate surveys, questionnaires and evaluation forms, hire outside consultants and advisors and use such other methods as it may deem helpful and appropriate.

Incorporation of Feedback

Our Board assesses progress in the areas targeted for improvement from the prior evaluation and develops action plans aimed at enhancing our Board’s and Committees’ effectiveness over the next year. Items requiring follow-up are monitored on an ongoing basis by our Board and Committees.

Discussion of Results

Our Governance Committee Chair presents the results of the self-evaluation to our Board.

Board Self-Evaluation

Our Board believes that a self-evaluation process is important to its ongoing effectiveness. Our Governance Committee oversees the annual self-evaluation of our Board. The following describes the process by which our Board carries out these self-evaluations:

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Board Oversight

Risk Oversight

Under our Corporate Governance Principles, our Board is responsible for overseeing our enterprise-wide risk management (“ERM”) framework. The ERM framework is designed to identify, assess, and prioritize strategic, financial and reputational risks with the potential to have a material impact on our Company. We periodically review the ERM framework and incorporate learnings to drive transparency and strategic decision-making. Management is responsible for the design and execution of the ERM framework. Our internal auditors also support risk identification and risk monitoring within our Company. The ERM framework leverages internal risk committees comprised of cross-functional leadership, which meet regularly to evaluate and prioritize risk in the context of our Accelerating the Arches growth strategy, with further escalation to our CEO, Board and/or Committees, as appropriate.

Our Board exercises oversight of the ERM framework, both as a full Board and through its standing Committees. An important element of this oversight is regular interaction among our Board and senior management, including our Senior Leadership Team, regarding our risk exposures and mitigation effects as they relate to our business strategy, operations and values. Our Board also annually reviews evolving strategic and enterprise risks, including those related to ESG matters, cybersecurity, human capital management and geopolitical issues. As part of this review, the Board considers, among other items, our mitigation and overall business strategy, competitive landscape, capital structure and management succession planning.

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Board of Directors

ANNUAL REVIEW OF STRATEGIC RISKS

▪
Strategy
▪
Capital structure
▪
Competitive landscape
▪
Management succession planning

Committees
PRIMARY AREAS OF RISK OVERSIGHT
Audit & Finance • Financial reporting • Internal controls • Enterprise risk process • Cybersecurity and Technology • Capital Structure • Treasury • Compliance • Tax planning

Corporate Responsibility

•   Brand trust

•   Environment and sustainability, including
climate

•   Food safety

•   Corporate responsibility

•   Human Rights

•   Human capital, including workforce
and workplace matters

•   Labor matters, including activism

•   Government affairs

•   Corporate reputation

•   Franchise relations

•   Public policy

Compensation • Executive compensation • Incentive plans • Global compensation programs and policies Governance • Director selection • Board succession • Director compensation • Governance structure

Management

KEY RISK RESPONSIBILITIES

• Design and execute risk management programs

• Identify, analyze, mitigate, and escalate risks

• Evaluate and prioritize risks into tiers, further escalating to our CEO, Board and/or Committees, as appropriate

• Ongoing engagement with Committee Chairs on respective areas of primary risk oversight

As depicted above, each of our Audit & Finance, Compensation, Corporate Responsibility and Governance Committees is responsible for overseeing risks within its respective areas of accountability. Additionally, under their respective charters, each Committee has resources and access to outside advisors. Our Committees report to our Board any risks that they conclude may be reasonably likely to be significant to our Company and regularly update our Board on their particular risk oversight activities.

More information about specific risks we face is set forth in our filings with the SEC, as described under “Forward-Looking Statements & Website Links” on page 17.

Strategy Oversight

Our Board believes a fundamental understanding of our business, strategy and industry assists it in the effective discharge of its duties. The Board, as part of its oversight responsibilities, regularly engages with our senior leadership team and other members of management, who provide updates and reports regarding the Company’s strategic priorities, performance, challenges, and opportunities.

2026 Proxy Statement	43

These matters are discussed by the Board on an ongoing basis throughout the year, allowing the Board to continuously assess the Company’s performance, long‑term objectives, and evolving business environment.

Through these recurring discussions, the Board enhances its understanding of key opportunities and growth prospects, including the factors underlying the Company’s performance and opportunities for driving sustainable, long‑term value creation. As part of this ongoing engagement, the Board has been actively involved in the development and refinement of the Company’s Accelerating the Arches strategy, including consideration of how the strategy evolves to reflect changing market conditions, guest preferences, and long‑term growth priorities. In connection with its oversight of strategy, the Board reinforces the continued importance of value and affordability for guests and of meeting evolving guest needs. The Board’s ongoing engagement with management and oversight of strategy provide important perspectives as the Company responds to a complex and changing business environment.

Corporate Responsibility & Impact Oversight

We have a long history of commitment to incorporating sustainable and socially responsible practices into our business operations. Our Corporate Responsibility Committee monitors and oversees the development and implementation of our sustainability goals and metrics, as well as monitors company culture, and human rights management, including workplace safety and inclusion. Our Corporate Responsibility Committee also monitors and oversees our strategies and efforts to address matters that could materially affect our performance, reputation and image, as well as our government affairs strategies and priorities. This Committee regularly reports to our Board regarding their activities.

Our Purpose & Impact

We drive impact by living our purpose, which is to feed and foster communities. We are proud of the work we do to help make a positive difference, and we will continue working to deliver progress in the communities in which the brand operates. The actions we take today help ensure we are building a better business and a more trusted brand for generations to come. Our Impact Strategy is centered around four areas: Our Planet; Food Quality & Sourcing; Jobs, Inclusion & Empowerment; and Community Connection. As summarized below, we have established strategies, policies, and performance indicators to manage our progress across each of these areas.

More information can be found on the “Our Purpose & Impact” section of our website at https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact.html and in our 2024–2025 Purpose & Impact Report, available on the website.

•
Climate Action. We are taking action on climate and supporting food system transformation to help promote the future resiliency of our business.
•
Packaging, Toys & Waste. We are working to accelerate solutions that help reduce waste while also transitioning to more sustainable packaging and toy materials. Our packaging, toys and waste strategies are designed to help keep communities clean, help protect the planet for future generations and support the Company’s long-term business resilience.
•
Nature, Forests & Water. We take a holistic approach to help protect natural resources, the communities that rely on them and the future of our business. We aim to help build resilience with suppliers and farmers to help preserve natural ecosystems, enhance biodiversity and safeguard the water resources on which our business depends.

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•
Food Safety. We work to source and serve safe, quality food and beverages each day, building trust as we strive to achieve food safety excellence. We embed strict food safety standards and requirements in business processes from food sourcing to menu development, packaging and distribution, and the running of McDonald’s restaurants. We are embracing technology and working closely with suppliers and external experts to help improve efficiency and reduce risks.
•
Responsible Sourcing. We aim to use our scale and influence to help positively impact the animals and people connected to our supply chain, and our planet. We consider and manage risks that could impact supply chain resiliency and our ability to maintain a reliable supply to our restaurants. We also seek to enhance the potential positive impacts of the Company’s supply chain through progress against our wider impact strategy.
•
Animal Health & Welfare. We believe we have a responsibility to help improve the health and welfare of animals in our supply chain, and we work with our global network of suppliers to actively encourage industry and cross-sector progress on this topic. To help us achieve a positive impact in this area, we engage with recognized subject-matter experts.
•
Responsible Antibiotic Use. We are working toward the responsible use of antibiotics in our supply chain, including reducing their use and not permitting routine use of medically important antibiotics in food animal production. Our focus is on refining antibiotic selection and administration, reducing non-therapeutic antibiotic use and, when possible, reducing the need to treat through alternative strategies that proactively prevent disease and protect animal health and welfare.

•
Human Rights. We strive to weave human rights into McDonald’s day-to-day practices, helping us fulfill our commitment to respect the rights of all people and communities who produce, serve and enjoy our food. Our commitment to respect human rights is set out in our Human Rights Policy. The policy is in line with the United Nations Guiding Principles on Business and Human Rights. We respect rights and principles as outlined in the International Bill of Human Rights and the International Labour Organization’s Declaration on Fundamental Principles and Rights at Work, the Convention on the Elimination of All Forms of Discrimination Against Women and the Convention on the Rights of the Child.
•
Safe & Respectful Workplaces. We work to foster respectful workplaces, where people can be themselves without fear of harassment, discrimination, retaliation or violence, and help our Franchisees do the same in their workplaces. We are committed to prioritizing safety in all the Company’s corporate offices and Company-owned and operated restaurants, as well as supporting our Franchisees to do the same in the restaurants they own and operate. The purpose of McDonald’s People Brand Standards is to promote safe, respectful and inclusive workplaces that help protect the physical and psychological safety of all restaurant employees.

2026 Proxy Statement	45

•
Our Commitment to Inclusion. For over 70 years, we have opened our doors to everyone. We believe in the power of OUR Golden Rule: treating everyone with dignity, fairness and respect, always. This belief is at the heart of everything we do. Our values guide our commitment to putting people first and creating access to opportunity for everyone – whether it’s our customers, employees, franchisees or suppliers. We know that Inclusion is not just a value – it’s a key driver of our business success.
•
Talent & Benefits. McDonald’s vision is to be an iconic talent destination. Led by the Company’s core values, we are committed to fostering workplaces where employees feel empowered to pursue their career aspirations with access to opportunity. To help attract and retain talent at all levels of the Company, we provide competitive compensation commensurate with a Company employee’s position and experience. We believe in compensating people fairly, regardless of gender or any other protected characteristic. We offer market-competitive benefits to individuals employed by the Company.

•
Community Impact & Philanthropy. We aim to build strong and inclusive connections that deliver on the needs of the communities McDonald’s serves, because we believe that doing so is consistent with the Company’s business objectives and values. Our Community Impact & Philanthropy strategy focuses on three key strategic outcome areas: (1) Supporting families (helping to address the needs of families and their well-being through the support of Ronald McDonald House); (2) Times of need (helping to respond to the needs of people and communities in the face of crisis and hardship); and (3) Opportunity employment (helping to reduce systemic barriers to employment).
•
Ronald McDonald House. For over 50 years, collective support from the Company and its Franchisees, suppliers and customers has helped Ronald McDonald House deliver on its mission to care for families when their child is ill or injured. Through a global chapter network, Ronald McDonald House envisions a world where every family has what they need to ensure the best heath outcomes for their children.

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Q1►Q2

Before Annual Shareholders’ Meeting

▪
Offer discussions with all shareholder proposal proponents
▪
Engage with shareholders on items related to voting matters at the Annual Shareholders' Meeting
▪
Report on shareholder engagement feedback to Governance Committee

Q3

After Annual Shareholders’ Meeting

▪
Discuss voting results from the meeting, as well as shareholder feedback, and determine if any follow-up actions are appropriate
▪
Consider focus areas for off-season engagement with shareholders and other stakeholders
▪
Review corporate governance trends, regulatory developments and our corporate governance documents, policies and practices

Q2

Annual Shareholders’ Meeting

▪
Publish Proxy Statement and Annual Report
▪
Engage with shareholders in attendance at the meeting
▪
Review voting results

Q4►Q1

Off-Season Engagement & Evaluation of Practices

▪
Engage with shareholders and other stakeholders to better understand their viewpoints on key issues and inform Board and management discussions
▪
Attend and participate in governance-related events to better understand emerging trends and further engage with shareholders and other stakeholders
▪
Evaluate potential changes to policies and practices considering feedback received from our shareholders and other stakeholders and our existing practices

Shareholder Engagement

We understand the importance of engaging with our shareholders and are committed to regularly discussing their perspectives on significant issues. Our Board and management team have developed and continue to maintain a robust annual shareholder engagement program, highlights of which are described below. In addition, the following graphic illustrates elements of our shareholder outreach and engagement efforts, with a specific focus on activities that take place before, during and after our Annual Shareholders’ Meeting:

2026 Proxy Statement	47

Other Governance Policies & Principles

Corporate Governance Principles

Our Governance Committee regularly reviews our Corporate Governance Principles and other governing documents and policies to confirm their appropriateness in light of our current and expected long-term circumstances, as well as evolving practices. Our Corporate Governance Principles are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Insider Trading Policy

The Company has adopted an Inside Information and Securities Trading Policy that governs the purchase, sale and other dispositions of our securities by directors, executive officers and employees. The Company believes that the policy is reasonably designed to promote compliance with insider trading laws, rules, regulations and applicable listing regulations and applies to certain transactions. The full text of our policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed on February 24, 2026.

Outside Board Service

It is expected that, before accepting an offer to serve on another public company board, a Director will consider whether that service will compromise his or her ability to perform his or her present responsibilities to our Company. Our Board has a policy providing that Directors may not serve on more than three public company boards (in addition to our Board). Our CEO and other management Directors, if any, may only serve on one public company board (in addition to our Board). Moreover, in the event of any scheduling conflict between our Board and any other board that a Director may subsequently join, such Director will commit to prioritizing his or her attendance obligations with our Board. Prior to accepting an invitation to serve on another public company board, each independent Director is required to provide notice to our Corporate Secretary, Chairman and Governance Committee Chair, and to obtain the consent of our Chairman and Governance Committee Chair. If an independent Director does not provide such notice, he or she will offer to submit his or her resignation from our Board to our Governance Committee Chair, and our Governance Committee will then determine whether to accept or reject such offer. Our Governance Committee reviews our policy on outside Board service as part of its annual review of our Corporate Governance Principles and recommends to our Board any appropriate changes.

Codes of Conduct

Each year, our Directors must confirm that they have read and will comply with our Code of Conduct for the Board of Directors. Our employees, including executive officers, are subject to our Standards of Business Conduct. These documents are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html. If we make certain amendments to these documents (other than technical, administrative or other non-substantive amendments), or grant certain waivers, including an implicit waiver, from a provision thereof to our chief executive officer, chief financial officer, chief operating officer, chief accounting officer or controller (or persons performing similar functions), we will disclose the nature of such amendment or waiver, its effective date and to whom it applies on our website or in a Current Report on Form 8-K filed with the SEC.

Meeting Attendance

Pursuant to our Corporate Governance Principles, Directors are expected to attend all or substantially all meetings of our Board and the Committees on which they serve, as well as our Annual Shareholders’ Meeting. Our Board met six times in 2025, and our Committees met the number of times set forth on pages 38–41. Each of our Directors attended at least 75% of the total number of meetings of our Board and the respective Committees on which they served in 2025. In addition, all of our Directors who were elected at the 2025 meeting attended our virtual 2025 Annual Shareholders’ Meeting.

Executive Sessions

Directors meet regularly in executive sessions without management present. An executive session is typically scheduled immediately before or after each regular Board meeting. Currently, our Chairman presides at such executive sessions, except in such matters as may

48	2026 Proxy Statement

involve his re-election or compensation, or our Board’s leadership structure, in which case our Lead Independent Director presides. Our Lead Independent Director also presides over executive sessions conducted only among the independent Directors. Executive sessions are also regularly scheduled in connection with Committee meetings, other than our Executive Committee, throughout the year.

Director Orientation & Continuing Education

Upon joining our Board, Directors participate in an orientation that includes introductions to members of our senior leadership team and provides information about our operations, performance, strategic plans and corporate governance practices. In addition, members of senior leadership and other speakers are periodically invited to attend portions of Board and Committee meetings to provide updates on business and general industry trends, as well as governance, regulatory, legal and financial matters.

Directors are encouraged to participate in continuing education programs to stay informed of developments in corporate governance and issues relating to the operation of public company boards. Directors also conduct periodic visits to our restaurants and, of course, are McDonald’s customers. For more information on how Directors oversee and remain informed on Company strategy, see “Strategy Oversight” on page 43.

Communications With Our Board

Persons wishing to communicate with our Directors, individually or as a group, may do so by emailing bod@us.mcd.com. Under our Board’s policy for public communications addressed to our Board, our Corporate Secretary reviews correspondence, forwards correspondence addressed to an individual Director to that Director and screens correspondence addressed to multiple Directors or our full Board in order to forward it to the most appropriate person. Communications relating to our accounting, internal accounting controls or auditing matters are referred to our Audit & Finance Committee Chair, while certain communications that are unrelated to the duties and responsibilities of our Board (e.g., business solicitations, mass mailings and employment inquiries) are excluded.

Director Compensation

Non-management Directors are compensated for their service on our Board, as described below. Directors who are also Company employees do not receive any compensation for their service as Director.

Our Governance Committee annually evaluates the compensation of our Directors. Consistent with this practice, in Spring 2025, our Board’s independent compensation consulting firm Semler Brossy Consulting Group LLC (“Semler Brossy”) performed a comprehensive review of both the structure of our non-management Director compensation program and amount of compensation, including benchmarking director compensation using the same peer group as is used for reviewing executive compensation, as described under “Compensation Discussion and Analysis” beginning on page 52. Informed by the results of this review, upon recommendation of the Governance Committee, the Board approved a $5,000 increase to the charitable contribution match offered to the Directors, effective May 20, 2025. No other changes were made to our Director compensation program in 2025.

Our Director compensation program consists of: (i) an annual cash retainer of $120,000; (ii) an annual grant of common stock equivalent units with a value of $205,000 under our Board of Directors’ Deferred Compensation Plan (the “Directors’ Plan”); (iii) an annual cash retainer of $30,000 for our Audit & Finance Committee Chair; and (iv) an annual cash retainer of $25,000 for the Chairs of our Compensation, Governance and Corporate Responsibility Committees. We also match up to $15,000 of charitable contributions made annually by Directors to eligible tax-exempt organizations.

In recognition of his leadership as our Lead Independent Director, after considering market data provided by Semler Brossy, our disinterested Directors awarded Miles White an additional $50,000 cash retainer in 2025.

Common stock equivalent units granted to Directors are credited to an account in the Directors’ Plan that reflects the gains, losses and dividends associated with a notional investment in our common stock and are settled following the Director leaving the Board. Common stock equivalent units so credited are based on a per-share price equal to the closing price of our common stock on the date the units are credited. In addition, Directors may elect to defer all or a portion of their cash retainers in the form of additional common stock equivalent units under the Directors’ Plan. Amounts Directors choose to defer from their retainer are deferred until a specified payment date, as determined by the Director in accordance with the Directors’ Plan. A Director may elect that all or a portion of the credited common stock equivalent units be paid in a lump sum or equal annual installments over a period of up to 15 years, beginning after retirement from our Board. Elections under the Directors’ Plan are irrevocable. In the event of death, amounts are paid in a lump sum. All amounts paid from the Directors’ Plan are paid in cash.

2026 Proxy Statement	49

The following table summarizes the compensation received by each non-management Director who served in 2025:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Anthony Capuano	120,000	205,000	15,000	340,000

Kareem Daniel	120,000	205,000	15,000	340,000

Lloyd Dean	145,000	205,000	15,000	365,000

Catherine Engelbert	150,000	205,000	15,000	370,000

Margaret Georgiadis	120,000	205,000	15,000	340,000

Michael Hsu	120,000	205,000	15,000	340,000

John Mulligan(4)	46,484	78,630	15,000	140,114

Jennifer Taubert	120,000	205,000	15,000	340,000

Paul Walsh	145,000	205,000	15,000	365,000

Amy Weaver	120,000	205,000	15,000	340,000

Miles White	195,000	205,000	15,000	415,000

(1)	As described above, Directors may defer all or a portion of their retainer earned in the form of additional common stock equivalent units under the Directors’ Plan.
(2)

These amounts represent the aggregate grant date fair value of common stock equivalent units computed in accordance with ASC 718 that were granted to each Director who served during 2025. The grant date fair value was determined based on our closing stock price on the date of grant.

(3)

Represents the amount of charitable contributions to tax-exempt organizations that the Company matched for Directors in 2025. No Director received perquisites or personal benefits in excess of $10,000 in the aggregate in 2025.

(4)	Mr. Mulligan retired from our Board on May 20, 2025, and received prorated compensation to reflect his service in 2025.

Cumulative Outstanding Stock Awards as of December 31, 2025

Name	Outstanding Stock Awards

Anthony Capuano	2,417

Kareem Daniel	2,300

Lloyd Dean	15,591

Catherine Engelbert	4,674

Margaret Georgiadis	10,934

Michael Hsu	1,774

Jennifer Taubert	3,696

Paul Walsh	6,228

Amy Weaver	2,699

Miles White	23,286

50	2026 Proxy Statement

Advisory Vote to Approve Executive Compensation

PROPOSAL 2

Advisory Vote to Approve Executive Compensation

Our Board unanimously recommends that you vote Proposal 2.

Pursuant to Section 14A of the Exchange Act of 1934, as amended (the “Exchange Act”), we are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers for 2025, including the Compensation Discussion and Analysis (the “CD&A”), compensation tables and related material disclosed in this Proxy Statement.

As fully described in the CD&A, our executive compensation program is guided by the following long-standing principles: (i) pay for performance; (ii) drive business results with a focus on creating long-term shareholder value; and (iii) pay competitively. Our executives’ compensation opportunities are predominantly performance-based. Our Compensation Committee has established financial performance targets designed to be challenging, and payouts under our incentive plans can vary significantly based on Company performance.

During 2025, the Company navigated a challenging QSR industry backdrop by remaining agile and concentrating on what we can control. While our 2025 performance did not meet our expectations, the Company delivered global Systemwide sales growth of 7%.

The Company’s 2025 operating income and Systemwide sales performance was below target, resulting in a Corporate Short-Term Cash Incentive Plan ("STIP”) payout factor for the named executive officers (“NEOs”) of 76.4%. Related to the performance-based RSUs (“PRSU”) awarded to our executives that vested in early 2026, Return on Invested Capital (“ROIC”) performance finished above target, while annual Earnings Per Share (“EPS”) growth and relative Total Shareholder Return (“TSR”) finished below target and below median, respectively, resulting in a 82.2% payout factor. These payouts underscore the Company’s strong pay-for-performance alignment across both the respective one- and three-year performance periods, with our executives held accountable to achieve rigorous performance targets despite a challenging external environment.

We believe that our Compensation Committee’s commitment to align payouts with Company performance over different time periods has helped to drive long-term value creation for our shareholders.

For the reasons expressed above and discussed in more detail in the CD&A, our Board believes that our executive compensation program effectively motivates strong performance while balancing risk, thereby aligning the interests of our executives with those of our shareholders. Although this vote is advisory and non-binding, our Compensation Committee and Board value the opinions of shareholders and will consider the outcome of the vote, along with our ongoing dialogue with shareholders and other relevant factors, when considering future executive compensation decisions.

We currently hold our advisory vote on executive compensation annually, and the next such vote is expected to occur at our 2027 Annual Shareholders’ Meeting.

Executive Compensation

2026 Proxy Statement	51

Compensation Discussion and Analysis

This CD&A describes our executive compensation program and provides insights into the Committee’s process and rationale for reviewing and implementing such program. To enable easier navigation, we have organized the disclosure into the following sections:

Table of Contents

Our 2025 Year in Review	53	2025 Direct Compensation Elements	58

Named Executive Officers	53	Other Compensation Elements	62

Compensation Guiding Principles	53	Compensation Policies & Practices	63

Aligning Compensation with Business Strategy		Mitigating Risk in Executive Compensation	64
	55

Compensation Setting Process	55

Performance-Based Compensation Metrics	58

Compensation Committee Report

Our Compensation Committee (the “Committee”) has reviewed and discussed the CD&A with management. Based on this review and discussion, the Committee recommended to our Board that the CD&A be included in this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025.

Respectfully submitted,

The Compensation Committee

Lloyd Dean, Chair

Anthony Capuano

Kareem Daniel

Jennifer Taubert

Miles White

52	2026 Proxy Statement

Our 2025 Year in Review

Business Performance

Despite a challenging QSR industry backdrop, McDonald's value leadership is working. In 2025, the Company delivered global Systemwide sales growth of 7% and global comparable sales increased 3.1%. The Company's consolidated operating income also grew 6% in 2025. While our 2025 performance did not meet our full expectations, the Company remains confident that we have the right strategy to drive sustainable long-term growth.

Compensation

The Company’s 2025 operating income and Systemwide sales results were below target, resulting in a Corporate STIP payout factor for NEOs of 76.4%. Related to the PRSUs awarded to our executives that vested in early 2026, ROIC performance finished above target, while annual EPS growth and relative TSR finished below target and below median, respectively, resulting in a 82.2% payout factor. These payouts underscore the Company’s strong pay-for-performance alignment across both the respective one- and three-year performance periods, with our executives held accountable to achieve rigorous performance targets despite a challenging external environment.

For more detailed information on our incentive plans and the calculation of our payout factors, see “Performance-Based Compensation Metrics” and “2025 Direct Compensation Elements” beginning on page 59.

Named Executive Officers

OUR NEOs FOR 2025 ARE LISTED BELOW:

Christopher Kempczinski Chairman, President and Chief Executive Officer (“CEO”)	Ian Borden Executive Vice President and Global Chief Financial Officer (“CFO”)	Gillian McDonald(1) Executive Vice President, Global Chief Restaurant Experience Officer	Joseph Erlinger President, McDonald’s USA	Manuel JM Steijaert(1) President, International Operated Markets

(1) Ms. McDonald served as the Company’s President, International Operating Markets prior to her appointment as Executive Vice President, Global Chief Restaurant Experience Officer, effective May 1, 2025. Mr. Steijaert served as the Company’s Executive Vice President, Global Chief Customer Officer prior to his appointment as President, International Operated Markets, effective May 1, 2025.

Compensation Guiding Principles

The Company follows three long-standing principles in designing our executive compensation program:

These principles inform the design, operation, and risk profile of our executive compensation program.

2026 Proxy Statement	53

CEO
7%
15%
39%
39%
NEO
15%
19%
33%
33%
Salary
STIP
PRSUs
Options
Performance-Based

KEY 2025 METRICS

STIP ▪ Operating Income Growth ▪ Systemwide Sales Growth ▪ New Restaurant Openings ▪ Strategic Scorecard
PRSUs
▪ Earnings Per Share Growth ▪ Return on Invested Capital ▪ Total Shareholder Return

Second Principle: Drive Business Results & Long-Term Value Creation

While we believe it is important to reward success against short-term goals, our overall focus is on driving long-term shareholder value. The Committee regularly considers how our compensation program supports our current business strategy, as described below. In order to incentivize long-term value creation, we have delivered approximately 78% of our CEO’s compensation opportunity in the form of long-term incentive awards that vest over several years. Further, the performance-based compensation programs are designed to require growth over prior-year results to yield any payout.

Third Principle: Pay Competitively

Our compensation program is designed to attract, motivate, and retain talented executives critical to our success. The Committee monitors the compensation practices of our peer group of companies with which we compete for talent and considers market competitiveness when setting executive compensation. Additionally, the Committee considers internal pay equity, as described below, when making executive compensation decisions.

First Principle: Pay for Performance

Our executives’ compensation opportunity is predominantly performance-based. As shown in the graphic to the right, 93% of our CEO’s target total direct compensation opportunity for 2025, which consists of salary, target STIP payout and grant date fair values for long-term incentive awards granted in 2025, was performance-based. For our other NEOs, approximately 85% of the target total direct compensation opportunity for 2025 was performance-based.

CEO’s total direct compensation opportunity is performance-based

Our STIP is based on two strategic financial metrics that are aligned with our key measures of long-term sustainable growth. In addition, given the importance of restaurant development in driving top-line growth, the STIP includes a new restaurant opening metric, as well as a strategic scorecard designed to hold executives accountable for efforts towards advancing the Company’s values, driving employee engagement and executing its franchising strategy. The Committee establishes performance targets that are designed to be challenging, and payouts under our incentive plans can vary significantly based on performance.

54	2026 Proxy Statement

Aligning Compensation with Business Strategy

The Committee annually reviews our executive compensation program to evaluate whether the program and performance metrics are designed to help drive execution of our business strategy. As part of this review, the Committee may modify the design and/or performance metrics to reflect the most significant priorities of our business strategy in a given year.

2025 Short-Term Cash Incentive

The design of our executive compensation program for 2025 was consistent with 2024, which the Committee believes was closely aligned with the Company’s Accelerating the Arches growth strategy and motivates our executives to produce strong business results. For the 2025 STIP, the Committee retained operating income, Systemwide sales, and new restaurant openings (which together account for 85% of the award) as core metrics and a strategic scorecard designed to hold executives accountable for efforts towards advancing the Company’s values, driving employee engagement and executing its franchising strategy (accounting for 15% of the award). The Committee believes this combination of metrics reflects the appropriate balance of driving both top- and bottom-line growth and motivating leaders to achieve key business objectives that are deemed critical to our Accelerating the Arches growth strategy. Refer to “Short-Term Cash Incentive” beginning on page 59 for more information.

2025 Performance-Based Restricted Stock Units

The Company’s 2025 PRSU design is also closely tied to the Accelerating the Arches growth strategy and drives long-term, sustainable growth. Consistent with the 2024 PRSU design, the 2025 PRSU design includes EPS growth and ROIC as core metrics, as well as a relative TSR modifier. The Committee believes the PRSU design appropriately incentivizes executives to drive long-term shareholder value. Refer to “Long-Term Incentive Compensation” beginning on page 61 for more information.

Compensation Setting Process

The Committee reviews our overall executive compensation program to evaluate whether it remains aligned with current business objectives and evolving best practices, including seeking feedback from our shareholders. The Committee is responsible for determining the compensation of our CEO and each of our other NEOs, informed by the respective performance evaluation of each executive. The Committee’s responsibilities regarding executive compensation are further described in the “Board and Governance” section of this Proxy Statement.

The following highlights the Committee’s annual compensation review process.

Input from our compensation consultant

The Committee’s independent compensation consultant reviews and provides input on overall compensation design and NEO target compensation opportunities.

Market considerations

The Committee considers peer data and market benchmarking pay data obtained from various survey sources.

Role of management

Management provides the Committee with its perspective on compensation matters. However, no member of management is involved in the decisions regarding their own compensation.

2026 Proxy Statement	55

Mr. Kempczinski, while not a member of the Committee, attended portions of each Committee meeting in 2025 to contribute to and understand the Committee’s oversight of, and decisions relating to, executive compensation. In addition, Mr. Kempczinski supports the Committee’s compensation-setting process by providing an assessment of the performance of each of the NEOs other than himself and recommendations regarding their compensation. Further, the Committee regularly meets in executive session in order to discuss matters without any participation from members of management.

Shareholder Engagement

Throughout the year, management engages in dialogue with a significant portion of our shareholders on a variety of topics, including our executive compensation program (for more details, see “Proxy Summary” beginning on page 6). The Committee considers feedback received through these direct discussions with investors in addition to prior “Say-on-Pay” results. At the 2025 Annual Shareholders’ Meeting, our shareholders continued to show strong support for our executive compensation program. The Committee considered the 2025 voting results as part of its annual review of the program and determined that our compensation guiding principles and compensation program design continued to be appropriate and aligned with our Accelerating the Arches growth strategy.

2025 Say-on-Pay-Vote

Internal Pay Equity

The Committee considers the following in determining our executives’ direct compensation opportunities: competitive pay levels; relative scope of responsibilities; individual performance; tenure in position; and the effect on our general and administrative expenses. In addition, as circumstances warrant, we may provide compensation to executives outside of our regular compensation structure in connection with their hiring, promotion, or retention. This approach permits us to meet specific business objectives without distorting pay equity. In line with our core values, our global pay principles emphasize the importance of compensation that is competitive, non-discriminatory, performance-based, transparent, and compliant with legal and regulatory standards.

Independent Compensation Consultant

The Committee has the sole authority to retain and dismiss an independent compensation consultant. The Committee has engaged Semler Brossy Consulting Group LLC (“Semler Brossy”) as its independent compensation consultant. Consistent with its Charter, the Committee regularly considers its compensation consultant’s independence. In October 2025, the Committee concluded that Semler Brossy is independent and that its work for the Committee did not raise any conflicts of interest. Management may not engage the Committee’s consultant for any purpose.

56	2026 Proxy Statement

▪ The Coca-Cola Company ▪ Colgate Palmolive Company ▪ The Kraft-Heinz Company ▪ Marriott International, Inc. ▪ Mastercard Incorporated ▪ Mondelēz International, Inc. ▪ NIKE, Inc. ▪ PepsiCo, Inc.	▪ The Procter & Gamble Company ▪ Starbucks Corporation ▪ Target Corporation ▪ Visa Inc. ▪ Wal-Mart Inc. ▪ The Walt Disney Company ▪ Yum! Brands Inc.

Peer Companies

Consistent with our goal of providing competitive compensation to motivate and retain executive talent, we review compensation practices and levels for a group of peer companies that we believe best reflect our business. In setting target compensation levels for our executives, we use the market median for each compensation element as a reference point; however, we do not specifically target any element of compensation at a particular percentile.

Annually, based on input from Semler Brossy and management, the Committee selects a peer group comprised of companies with which we compete for talent, including our direct competitors, major retailers, producers of consumer branded goods and companies with a significant global presence, based on the following screens:

For 2025, the Compensation Committee, in consultation with Semler Brossy, modified the 2024 peer group by removing Johnson & Johnson and Walgreens Boots Alliance, Inc. because they no longer meet the criteria set forth above. The Walt Disney Company was added to the 2025 peer group based on the above criteria.

2026 Proxy Statement	57

Performance-Based Compensation Metrics

Our 2025 compensation program included both annual and long-term incentive awards, based on objective performance metrics (both absolute and relative), as well as our stock price performance, as reflected in the following graphic:

40% 30% 15% 15%	Operating Income Growth Systemwide Sales Growth New Restaurant Openings Strategic Scorecard

▪ The Committee takes a holistic approach to establishing performance targets under our incentive compensation plans.

▪ The Committee recognizes the importance of achieving an appropriate balance between rewarding executives for strong performance over both the short- and long-term and establishing motivating but rigorous targets.

▪ The Committee focuses on the need to motivate and retain executives, without encouraging excessive risk-taking.

▪ In setting these objective performance targets, the Committee considers our financial objectives and the macro economic and competitive environments.

75% 25% +/- 25	EPS Growth ROIC Relative TSR Points
100%	Share Price Increase

2025 Direct Compensation Elements

ANNUAL COMPENSATION

Base Salary

To maintain competitiveness, the Committee considers a variety of factors, including market data, scope of responsibilities, individual performance, tenure in position and the effect on our general and administrative expenses. In early 2025, the Committee approved increases to the base salaries of Messrs. Borden and Erlinger, focusing on more closely aligning their compensation relative to executives with comparable roles and tenures within the peer group. In connection with Mr. Steijaert’s appointment to the role of President, International Operated Markets (“IOM”), the Committee approved the base salary listed below.

Named Executive Officer	2024 Salary ($)(1)	2025 Salary ($)(1)
Christopher Kempczinski	1,550,000	1,550,000
Ian Borden	950,000	975,000
Gillian McDonald(2)	901,000	929,600
Joseph Erlinger	875,000	900,000
Manuel JM Steijaert(3)	—	903,000

(1)

Salary information is annualized and amounts are effective March 1 of the applicable year, except for Mr. Steijaert’s approved salary in connection with his appointment, which was effective May 1, 2025.

(2)

Ms. McDonald’s base salary is paid in British Pounds (“GBP”), with an annualized salary of 705,000 GPB for 2024 and 2025. The amounts reflected in the table above are based on the average monthly exchange rate for 2024 of 1 GBP = 1.27 USD and for 2025 of 1 GBP = 1.32 USD.

58	2026 Proxy Statement

(3)

Effective as of May 1, 2025, Mr. Steijaert’s base salary is 685,000 GBP. The amount reflected in the table above is based on the average monthly exchange rate for 2025 of 1 GBP = 1.32 USD. Mr. Steijaert's 2024 base salary is excluded from the table above because he was not an NEO in 2024.

Short-Term Cash Incentive

In setting individual STIP targets, the Committee considers a variety of factors, including individual performance, experience, market competitiveness, retention, succession, and internal equity considerations. In early 2025, the Committee considered these factors and determined not to increase the STIP target for the NEOs as compared to 2024. In connection with Mr. Steijaert’s appointment to President, IOM, the Committee approved a STIP target at 120% of base salary, effective May 1, 2025.

Named Executive Officer	2024 STIP (%)	2025 STIP (%)
Christopher Kempczinski	200	200
Ian Borden	130	130
Gillian McDonald	120	120
Joseph Erlinger	120	120
Manuel JM Steijaert(1)	—	120	(1)

(1)
Mr. Steijaert’s target 2025 STIP payment was pro-rated based on the target opportunity in effect during the year, resulting in a pro-rated target opportunity of 113% of base salary. Mr. Steijaert's target STIP opportunity for 2024 is excluded from the table above because he was not an NEO in 2024.

For 2025, the STIP design was aligned with our Accelerating the Arches growth strategy and rewarded growth in operating income, Systemwide sales, new restaurant openings and performance against a strategic scorecard. Operating income growth requires us to balance increases in revenue with financial discipline to produce strong margins and cash flow. Systemwide sales is an important metric in a franchise business as income generation is closely correlated to sales growth and serves as a measure of the financial health of our franchisees. The restaurant openings metric measures restaurants opened in our U.S. and IOM segments and reflects the importance of restaurant development in driving top-line growth as part of our Accelerating the Arches growth strategy. The strategic scorecard metric is designed to hold management accountable for efforts towards advancing the Company’s values, driving employee engagement and executing its franchising strategy.

The chart below provides the operating income growth, Systemwide sales growth, and new restaurant openings performance goals established by the Committee for threshold, target, and maximum payouts under the 2025 STIP for the Corporate segment. Consistent with prior years, the operating income and Systemwide sales performance targets required growth over prior year results to receive a payout. STIP payouts are capped at 200% of the target award.

2025(1)	Threshold	Target(1)	Maximum
Operating income growth	0%	5.5%	15.6%
Systemwide sales growth	0%	6.0%	14.3%
New restaurant openings	537	600	635

(1)

Payout percentage interpolated for results that fall between each of the performance levels specifically identified. The maximum payout as a percentage of target was 240% for the operating income growth and Systemwide sales growth metrics and 133% for the new restaurant openings and strategic scorecard metrics.

2026 Proxy Statement	59

Performance vs. 2025 STIP Targets

The following table shows the operating income, Systemwide sales, and new restaurant opening targets and results under the 2025 STIP for the Corporate, U.S. and IOM segments.

	Operating Income (“OI”)(1) (40% Weighting)		Systemwide Sales ("SWS") (30% Weighting)		New Restaurant Openings (“NRO”) (15% Weighting)

	Target 2025	2025	Target 2025	2025
	OI Growth	Adjusted	SWS Growth	Adjusted
	Over	OI Growth	Over	SWS Growth	Target
	2024	Over 2024	2024	Over 2024	2025 NRO	2025 NRO
	(%)	(%)	(%)	(%)	(#)	(#)

Corporate	5.5	3.5	6.0	5.5	600	589
U.S.	5.5	1.4	4.1	3.0	195	203
IOM	4.4	4.5	5.4	5.3	405	386

(1)

In accordance with the terms of the 2025 STIP, the 2025 operating income results above have been adjusted according to the Committee’s pre-established guidelines. The results have been adjusted to exclude foreign currency translation (either positive or negative) and restructuring costs incurred in connection with the continued organizational transformational efforts in support of the Accelerating the Arches growth strategy. Through these adjustments, the Committee sought to incentivize actions aligned with the long-term interests of the Company and its stockholders even if such actions had a potential negative impact on the Company’s incentive programs. The Committee excludes foreign currency translation in determining incentive payouts since changes in foreign exchange rates may cause our reported results to appear more or less favorable than business fundamentals indicate. Please see Appendix A for a reconciliation of Adjusted Operating Income to the most directly comparable GAAP financial measures.

For 2025, our strategic scorecard was designed to hold management accountable for efforts towards advancing the Company’s values, driving employee engagement and executing its franchising strategy. Performance was evaluated qualitatively, informed by quantitative results. The strategic scorecard represented 15% weighting in the STIP at target. The strategic scorecard was designed to require significant efforts in order to be awarded target STIP points and outsized efforts in order to receive maximum payout. The Committee evaluated the Company’s performance with respect to the areas of focus within the strategic scorecard and awarded the NEOs 75% for their achievements.

Individual 2025 STIP Payouts

The 2025 STIP target and actual payouts for our NEOs are shown in the following table. The 2025 STIP payouts for Mr. Kempczinski and Mr. Borden were based on Corporate performance, while the 2025 STIP payouts for Ms. McDonald and Messrs. Erlinger and Steijaert were based on their segment and Corporate performance in order to more directly tie their 2025 STIP payouts to their areas of responsibility.

Named Executive Officer	Applicable Team Factors	Performance Factors (%)	Target 2025 STIP Payment as Percent of Salary (%)	2025 Target STIP Payout ($)	2025 STIP Payout ($)	2025 STIP Payment as Percent of Target (%)

Christopher Kempczinski	Corporate (85%)	76.6	200	3,100,000	2,367,160	76.4
	Strategic Scorecard (15%)	75
Ian Borden	Corporate (85%)	76.6	130	1,267,500	967,863	76.4
	Strategic Scorecard (15%)	75
Gillian McDonald(1)	Corporate(1) (64.0%)	76.6	120	1,115,449	887,994	79.6
	IOM(1) (21.0%)	92.1
	Strategic Scorecard (15%)	75
Joseph Erlinger	U.S. (63.75%)	60.2	120	1,080,000	711,774	65.9
	Corporate (21.25%)	76.6
	Strategic Scorecard (15%)	75
Manuel JM Steijaert(2)	IOM(2) (42.8%)	92.1	113(2)	1,024,419	854,131	83.4
	Corporate(2) (42.2%)	76.6
	Strategic Scorecard (15%)	75

(1)

Ms. McDonald’s 2025 target STIP payout has been converted to USD based on the average monthly exchange rate for 2025 of 1 GBP = 1.32 USD. The applicable team factors for Ms. McDonald’s 2025 target STIP payout for the period commencing January 1, 2025 and ending April 30, 2025 were IOM (weighted 63.75%), Corporate (21.25%) and the strategic scorecard (weighted 15%). Following her appointment as Global Chief Restaurant Experience Officer on May 1, 2025, her applicable team factors were Corporate (weighted 85%) and the strategic scorecard (weighted 15%).

60	2026 Proxy Statement

(2)

Mr. Steijaert’s 2025 target STIP payout has been converted to USD based on the average monthly exchange rate for 2025 of 1 GBP = 1.32 USD. Mr. Steijaert’s target 2025 STIP payment for the period commencing January 1, 2025 and ending April 30, 2025 was 100% of base salary and the applicable team factors for such period were Corporate (weighted 85%) and the strategic scorecard (weighted 15%). His target 2025 STIP payment was increased to 120% for the portion of 2025 following his appointment as President, International Operated Markets on May 1, 2025 (pro-rated for 2025 based on the target opportunity in effect during the year), and the applicable team factors for such period were IOM (weighted 63.75%), Corporate (21.25%) and the strategic scorecard (weighted 15%).

LONG-TERM INCENTIVE COMPENSATION

Consistent with prior years, our long-term incentive compensation in 2025 consisted of 50% PRSUs and 50% stock options. The Committee believes this mix of awards supports our pay-for-performance philosophy. Executives are motivated by PRSUs to achieve robust financial performance targets over a three-year period, and stock options focus executives on actions that create shareholder value over the long term.

Setting 2025 Long-Term Incentive Award Values

In determining the long-term incentive awards, the Committee considers several factors, including market practices, scope of responsibilities, individual performance, tenure in position, internal pay equity and the effect on our general and administrative expenses. The Committee elected to deliver the entirety of Mr. Kempczinski’s 2025 total compensation increase in the form of additional long-term incentive awards to further align his interests with the Company’s shareholders. Mr. Kempczinski’s target long-term incentive award was increased to further align his compensation with the Company’s target pay philosophy and to more competitively align his total compensation within our peer group. The Committee also approved increases to the target long-term incentive awards for Mr. Borden and Mr. Erlinger to better reflect market competitiveness for their roles.

The following table illustrates the 2024 and 2025 target annual long-term incentive award values for our NEOs, including the approved increases as described above.

Named Executive Officer	2024 Award Value ($)	2025 Award Value ($)

Christopher Kempczinski	15,000,000	16,000,000
Ian Borden	4,750,000	5,500,000
Gillian McDonald	3,750,000	3,750,000
Joseph Erlinger	3,750,000	4,000,000
Manuel JM Steijaert(1)	—	2,750,000

(1) Mr. Steijaert's 2024 target annual long-term incentive award value is excluded from the table above because he was not an NEO in 2024.

PERFORMANCE-BASED RESTRICTED STOCK UNITS

2025 PRSU Awards

Consistent with prior years, 50% of the target annual long-term incentive award values for our NEOs were granted in the form of PRSUs. PRSUs provide the right to receive a share of our common stock, subject to certain vesting requirements, and accrue dividend equivalent rights that are reinvested in additional PRSUs and earned in proportion to and only to the extent the underlying PRSUs vest. These awards also align the interests of our NEOs with those of our shareholders by delivering payouts in the form of our common stock.

PRSUs granted in 2025 will vest on the third anniversary of the grant date, subject to our achievement of two key financial metrics, EPS growth (weighted 75%) and ROIC (weighted 25%). The Committee incorporated the planned level of share repurchases in setting the EPS targets. The PRSUs are also subject to a modifier based on our relative TSR performance measured over the three-year performance period versus the S&P 500 Index. The Committee believes this balanced set of metrics encourages executives to increase profitability through the efficient and effective use of capital, which will enhance shareholder value. The relative TSR modifier can increase or decrease payout based on the Company’s performance relative to the S&P 500 index, rewarding NEOs for Company outperformance and reducing payouts if Company performance lags.

The PRSUs are also subject to a cap of 100% of target if our absolute TSR for the three-year performance period is negative, which further supports our commitment to ensuring that the interests of executives are aligned with those of our shareholders.

2026 Proxy Statement	61

Maximum payout of PRSUs is limited to 200% of the target award (inclusive of a modifier of up to an additional 25 percentage points based on our relative TSR versus the S&P 500 Index over the performance period), plus any dividend equivalents earned on the PRSUs.

The chart below provides the three-year annual EPS growth and ROIC necessary to achieve threshold, target, and maximum payouts for the 2025–2027 PRSUs.

2025–2027(1)	Threshold	Target	Maximum
Three-Year Compound Annual EPS growth	0.0%	6.0%	10.0%
Three-Year Average of Annualized ROIC	16.0%	20.0%	24.0%

(1) Payout percentage interpolated for results that fall between each of the performance levels specifically identified.

Cumulative TSR VS. S&P 500 Index Modifier(1)
0 – 19th percentile	-25%
35th percentile	-12.5%
50th percentile	0%
65th percentile	+12.5%
80 – 100th percentile	+25%

(1) Payouts between 20th and 79th percentiles will be interpolated.

2023 PRSU Payouts

In 2023, the Committee granted PRSUs to our executives, which were subject to adjusted EPS and ROIC metrics for the 2023–2025 performance period, and a relative TSR performance modifier consistent with the 2025 PRSUs. Below-target adjusted EPS growth and a TSR at the 40th percentile compared to the S&P 500 Index were balanced with strong ROIC performance, which resulted in the PRSUs vesting at 82.2% of the target amount in early 2026.

The following table shows the adjusted EPS growth and annualized ROIC targets and results for the 2023 PRSU grant.

2023 PRSU Performance vs. Targets	Threshold	Target	Maximum	Actual

Three-Year Compound Annual EPS growth (Weighting 75%)	0.0%	9.0%	13.0%	6.0%

Three-Year Average of Annualized ROIC (Weighting 25%)	16.0%	20.0%	24.0%	22.4%

Stock Options

The remaining 50% of the target annual long-term incentive award values for our NEOs were granted in the form of options. Options granted to our NEOs have an exercise price equal to the closing price of our common stock on the grant date, a term of ten years and vest ratably over four years, subject to continued service. Options provide value only if our share price increases, thereby closely aligning executive pay with shareholder interests and our pay for performance philosophy.

Other Compensation Elements

RETIREMENT SAVINGS ARRANGEMENTS

We believe a competitive retirement program contributes to the recruitment and retention of top executive talent. We do not have any supplemental executive retirement plans. Our U.S.-based NEOs only participate in the same tax-qualified defined contribution retirement savings plan and non-tax-qualified deferred compensation retirement plan that are applicable to U.S.-based employees.

PERQUISITES & OTHER BENEFITS

We provide certain limited perquisites to our NEOs, including financial planning, physical examination (which are also available for our NEOs’ spouses), life insurance and matching charitable donations. Mr. Kempczinski is permitted to use our corporate aircraft for

62	2026 Proxy Statement

personal travel. In certain circumstances, Mr. Kempczinski may permit other executives to use the aircraft for personal travel or to be joined by their spouses on the aircraft for business travel. The safety and security of our employees is a priority for our Company; accordingly, we provide risk-based executive security for select NEOs. We do not provide any tax gross-ups on the perquisites described above.

NEOs also participate in the broad-based benefit and welfare plans available to Company staff. We maintain a Global Assignment Policy, covering employees who temporarily relocate to another country but remain subject to their home country’s terms of employment; a Localization Policy, covering employees who transition from a global assignment to local employment in another country; and domestic and international relocation policies, covering employees who relocate in connection with their employment. These policies provide certain relocation and expatriate benefits, which are intended to equalize cost of living differences between the home and assignment country, as well as to facilitate the transition associated with an international assignment or domestic relocation. During 2025, Messrs. Borden, Erlinger, and Steijaert and Ms. McDonald each received benefits related to current expatriate assignments or trailing tax liabilities related to prior expatriate assignments.

See footnote 4 to the “2025 Summary Compensation Table” beginning on page 65 for additional details on the costs of the benefits provided to our NEOs.

SEVERANCE & CHANGE IN CONTROL ARRANGEMENTS

We have a U.S. severance plan that covers all U.S.-based officers, including our NEOs. Benefits under the U.S. severance plan are described under “Potential Payments Upon Termination of Employment or Change in Control” beginning on page 69. Ms. McDonald and Mr. Steijaert are not covered by the U.S. severance plan, and pursuant to the terms of their respective offer letters, they are entitled to 26 weeks’ advanced written notice of a termination of employment (or a payment in lieu of such notice) for any reason other than gross misconduct or persistent and continued misconduct.

We do not have any change in control agreements, and we do not provide for any single-trigger change in control benefits or Section 280G tax gross-up payments. Refer to the “Potential Payments Upon Termination of Employment or Change in Control” for further information regarding the severance benefits payable to our NEOs in the event of a termination of employment.

Compensation Policies & Practices

POLICY REGARDING MANAGEMENT’S STOCK OWNERSHIP

We maintain stock ownership requirements because we believe executives will more effectively pursue the long-term interests of shareholders if they are shareholders themselves. Executives have five years to achieve their required ownership level. This five-year period restarts when an executive is promoted to a position with a higher ownership requirement. An executive who is not on track to meet his or her ownership requirements following the third year of the five-year period is required to retain the lesser of 50% of the net after-tax shares received upon the vesting of an RSU or PRSU award or such percentage of net after-tax shares necessary to satisfy the applicable requirement. If an executive has not achieved the requisite stock ownership within five years, they must retain 100% of the net after-tax shares received upon the vesting of an RSU or PRSU award and/or a stock option exercise until the required ownership level is attained.

The following table illustrates our stock ownership requirements.

Stock Ownership Requirements	Multiple Of Salary
President and CEO	■■■■■■	6x
Other NEOs	■■■■	4x

The Committee reviews compliance with these stock ownership requirements annually. Based on the most recent annual evaluation, all of our NEOs are in compliance.

2026 Proxy Statement	63

POLICY REGARDING PROHIBITION ON PLEDGING & HEDGING

We have adopted restrictions that prohibit executives from engaging in pledging and/or derivative transactions to hedge the economic risk associated with their ownership of our common stock. Further, executives may not enter into any agreement that has the effect of transferring or exchanging economic interest in any award.

COMPENSATION RECOUPMENT & FORFEITURE PROVISIONS

The Company has adopted a clawback policy intended to comply with the SEC rules and NYSE listing standards that require the Company to recoup certain incentive-based compensation erroneously awarded to current and former executive officers of the Company in the event the Company is required to file certain financial restatements.

In addition, our STIP awards and long-term incentive grant agreements for executives provide that we may terminate awards and/or recapture previously paid awards if a participant engages in willful fraud that (i) causes harm to our Company or (ii) is intended to manipulate performance goals either during employment, or after employment has terminated.

Furthermore, our executives are subject to restrictive covenants. An executive who violates the restrictive covenants to which they are subject will forfeit outstanding long-term incentive awards, whether or not vested, and may be required to repay awards that have previously been paid.

Mitigating Risk in Executive Compensation

Our executive compensation program is designed to mitigate the potential for rewarding excessive risk-taking that may produce short-term results that appear in isolation to be favorable, but which, in fact, may undermine the successful execution of our long-term business strategy and erode shareholder value. Our executive compensation program has the following design features that help mitigate risk, as described throughout this Proxy Statement:

▪
balance of short- and long-term incentives;
▪
mix of both cash- and stock-based awards;
▪
objective performance metrics related to various measures of operational performance;
▪
performance targets closely aligned with our business plans;
▪
diverse time horizons for incentive awards;
▪
caps on all incentive payouts;
▪
recoupment and forfeiture provisions; and
▪
significant stock ownership requirements to align with shareholder interests.

Each year, the Committee’s independent compensation consultant assists in the review of our global incentive compensation programs, including both broad-based programs and executive compensation programs, taking into consideration the factors described above. Based on this review, the Committee believes that the risks arising from our compensation programs are not reasonably likely to have a material adverse effect on our Company.

64	2026 Proxy Statement

Compensation Tables

2025 Summary Compensation Table

The following table summarizes the total compensation earned by our NEOs in 2025, and, if required, 2024 and 2023.

Name and Principal position (a)	Year (b)	Salary ($)(c)(1)	Stock Awards ($)(e)(2)	Option Awards ($)(f)(3)	Non-equity Incentive plan Compensation ($)(g)	All other Compensation ($)(i)(4)	Total ($)(j)

Christopher Kempczinski	2025	1,550,000	8,000,215	8,000,066	2,367,160	657,084	20,574,525
Chairman, President and CEO	2024	1,529,167	7,500,146	7,500,052	854,670	811,228	18,195,263
	2023	1,417,500	6,500,181	6,500,043	4,027,620	709,657	19,155,001

Ian Borden	2025	970,833	2,750,169	2,750,029	967,863	1,150,837	8,589,731
Executive Vice President and Global CFO	2024	941,667	2,375,275	2,375,033	340,490	279,165	6,311,630
	2023	900,000	2,000,162	2,000,026	1,589,850	315,432	6,805,470

Gillian McDonald(5)	2025	929,541	1,875,329	1,875,056	887,994	494,067	6,061,987
Executive Vice President, Global Chief	2024	889,320	1,875,265	1,875,058	258,810	151,514	5,049,967
Restaurant Experience Officer	2023	808,365	4,125,589	2,125,031	1,296,651	145,288	8,500,924

Joseph Erlinger	2025	895,833	2,000,306	2,000,033	711,774	118,704	5,726,650
President, McDonald’s USA	2024	869,167	1,875,265	1,875,058	314,922	1,176,953	6,111,365
	2023	840,000	1,875,238	1,875,021	1,638,492	180,046	6,408,797

Manuel JM Steijaert(5)	2025	854,456	1,375,084	1,375,014	854,131	519,680	4,978,365
President, International Operated Markets

(1)

Annual base salaries as of December 31, 2025 for our NEOs were as follows: Mr. Kempczinski: $1,550,000; Mr. Borden: $975,000; Ms. McDonald $929,600 (GBP 705,000); Mr. Erlinger: $900,000; and Mr. Steijaert $903,000 (GBP 685,000).

(2)

Represents the aggregate grant date fair value of PRSUs granted under the McDonald’s Corporation Amended and Restated 2012 Omnibus Stock Ownership Plan (the “Equity Plan”), based on the probable outcome of the applicable performance conditions and excluding the effect of estimated forfeitures during the applicable vesting periods of PRSUs, as computed in accordance with Accounting Standards Codification (“ASC”) 718. Values generally are based on the closing price of the Company’s common stock on the grant date. Except as otherwise described herein, PRSUs vest on the third anniversary of the grant date and are subject to performance-based vesting conditions linked to the achievement of earnings per share (“EPS”) growth, return on invested capital (“ROIC”) and a relative total shareholder return (“TSR”) modifier over the performance period (as described beginning on page 55). PRSUs are subject to a cap of 200% of target. Further, if the Company’s absolute TSR for the three-year performance period is negative, then the cap is 100% of target. The fair value of PRSUs that include the TSR modifier is determined using a Monte Carlo valuation model. Assuming the highest level of performance is achieved for the 2025 PRSU awards, the maximum value of these awards at the grant date would be as follows: Mr. Kempczinski: $16,000,430; Mr. Borden: $5,500,338; Ms. McDonald: $3,750,658; Mr. Erlinger $4,000,612; and Mr. Steijaert $2,750,168.

A more detailed discussion of the assumptions used in the valuation of equity awards (including PRSUs) may be found in the Notes to Consolidated Financial Statements under “Share-based Compensation” on pages 65 and 65 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

(3)

Represents the aggregate grant date fair value of options granted under the Equity Plan, excluding the effect of estimated forfeitures during the applicable vesting periods of options, as computed in accordance with ASC 718. Options have an exercise price equal to the closing price of the Company’s common stock on the grant date and vest in equal installments over a four- year period. Values for options granted in 2025 are determined using a closed-form pricing model based on the following assumptions, as described in the footnotes to the consolidated financial statements: expected volatility based on historical experience of 21.5%; an expected annual dividend yield of 2.3%; a risk-free return of 4.5%; and expected option life based on historical experience of 5.8 years. Additional information about options is disclosed in the 2025 Grants of Plan-Based Awards table on page 66 and the Outstanding Equity Awards at 2025 Year-End table on page 67. A more detailed discussion of the assumptions used in the valuation of option awards may be found in the Notes to Consolidated Financial Statements under “Share-based Compensation” on pages 62 and 63 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

(4)

“All other compensation” for 2025 includes the Company’s contributions to its 401(k) Plan and Amended & Restated Deferred Compensation Plan, except for Ms. McDonald and Mr. Steijaert, who receive an allowance in lieu of participating in our UK retirement plan. Mr. Steijaert was also eligible for the Netherlands retirement plan for the portion of the year prior to his new assignment. Details on the Company’s contributions to its 401(k) Plan and Amended & Restated Deferred Compensation Plan and the allowance provided to Ms. McDonald and Mr. Steijaert are below:

Christopher Kempczinski	$147,485
Ian Borden	$80,179
Gillian McDonald	$116,193
Joseph Erlinger	$73,988
Manuel JM Steijaert	$83,113

The Company’s incremental cost of perquisites is included in the amounts provided in this column and based on actual charges to the Company. This amount includes the following categories of perquisites: financial counseling for select NEOs; annual physical examinations for select NEOs and their spouses; executive security for select NEOs; website monitoring services for Mr. Kempczinski and his spouse and Mr. Erlinger; matching charitable donations for Mr. Kempczinski; Company-paid life insurance for U.S.-based NEOs; car allowances for Ms. McDonald and Mr. Steijaert; and limited personal benefits for select NEOs' spouses in connection with a market visit to Japan. In addition, this column includes the cost of the personal use of the Company’s aircraft by the CEO, which includes fuel, on-board catering, landing/handling fees,

2026 Proxy Statement	65

hourly maintenance costs and crew costs attributable to personal flights and excluding fixed costs, such as pilot salaries and the cost of the aircraft. In addition to personal flights with a cost of $400,000, Mr. Kempczinski used the Company’s aircraft to travel to outside Board meetings at a cost of $53,489 in 2025. In certain circumstances, the CEO may permit other executives to use the aircraft for personal travel or to be joined by their spouse or other family members on the aircraft for business travel. In 2025, Messrs. Kempczinski, Borden and Erlinger, and Ms. McDonald received benefits related to family travel to business events; however, this travel did not result in any incremental cost to the Company. The Company does not provide any tax gross-ups on the perquisites described above.

Messrs. Borden and Erlinger received certain benefits related to previous international assignments. Mr. Borden received tax equalization in the amount of $1,012,019; tax preparation services in the amount of $25,862; and visa and legal fees. Mr. Erlinger also received tax equalization payments of $4,150, as well as tax preparation services.

In addition, Ms. McDonald and Mr. Steijaert received certain benefits in 2025 in connection with their new roles. For Ms. McDonald, this included tax equalization in the amount of $122,875; Company-provided housing in the amount of $96,730, which includes rent, a furniture purchase allowance, and utilities; a cost of living allowance in the amount of $57,590; moving and storage services in the amount of $48,908, which includes shipping services, costs related to exploratory trips, a relocation allowance, and certain visa and legal fees; and tax preparation fees. For Mr. Steijaert, this included tax equalization in the amount of $135,410; moving and storage fees in the amount of $106,954, which includes shipping services, visa and legal fees, a relocation allowance, temporary lodging, and costs related to exploratory trips; Company-provided housing in the amount of $70,978, which includes rent and utilities; a cost of living allowance; education expenses for a dependent; and tax preparation fees.

(5)

Certain amounts for Ms. McDonald and Mr. Steijaert were paid in British Pounds and, certain amounts for Mr. Steijaert were also paid in Euros, and when the exact payment date is available, reflect the exchange rate on the date the respective payments were made. When information is not available, the amounts reflect the average monthly exchange rate for the reporting year.

2025 Grants of Plan-Based Awards

									All Other		Grant
									Option	Exercise	Date Fair
									Awards:	Or Base	Value Of
			Estimated Future Payouts			Estimated Future Payouts			Number Of	Price Of	Stock
			Under Non-Equity			Under Equity			Securities	Option	and
			Incentive Plan Awards(1)			Incentive Plan Awards			Underlying	Awards	Option

Name (a)	Plan	Grant Date (b)	Threshold ($)(c)	Target ($)(d)	Maximum ($)(e)	Threshold (#)(f)	Target (#)(g)	Maxium (#)(h)	Option (#)(j)	($/SH) (k)	Awards ($)(2)

Christopher Kempczinski	STIP	2/12/2025	—	3,100,000	6,200,000
	Equity Plan(3)	2/12/2025				—	23,813	47,626			8,000,215
	Equity Plan(4)	2/12/2025							119,959	307.60	8,000,066

Ian Borden	STIP	2/12/2025	—	1,267,500	2,535,000
	Equity Plan(3)	2/12/2025				—	8,186	16,372			2,750,169
	Equity Plan(4)	2/12/2025							41,236	307.60	2,750,029

Gillian McDonald	STIP	2/12/2025	—	1,115,449	2,230,898
	Equity Plan(3)	2/12/2025				—	5,582	11,164			1,875,329
	Equity Plan(4)	2/12/2025							28,116	307.60	1,875,056

Joseph Erlinger	STIP	2/12/2025	—	1,080,000	2,160,000
	Equity Plan(3)	2/12/2025				—	5,954	11,908			2,000,306
	Equity Plan(4)	2/12/2025							29,990	307.60	2,000,033

Manuel JM Steijaert	STIP	2/12/2025	—	1,024,419	2,048,838
	Equity Plan(3)	2/12/2025				—	4,093	8,186			1,375,084
	Equity Plan(4)	2/12/2025							20,618	307.60	1,375,014

(1)

Each NEO received an annual cash award under the STIP. The 2025 STIP measured Company performance based on operating income growth (40%), Systemwide sales growth (30%), new restaurant openings (15%) and a strategic scorecard (15%). Target awards were established based on a percentage of salary. Achievement of targets results in a 100% payout. Actual payouts are based on achievement of the metrics and can range from 0% to 200% of target. Columns (d) and (e) above show the target and maximum award payouts. Actual STIP payouts are shown in column (g) of the 2025 Summary Compensation Table on page 65. See the CD&A beginning on page 52 for a further discussion.

(2)	The values in this column were determined based on the assumptions described in footnote 2 and 3, respectively, to the 2025 Summary Compensation Table on page 65.
(3)

The PRSUs received by the NEOs, as shown in columns (f), (g), (h) and (i), have dividend equivalent rights. The PRSUs are scheduled to vest on February 12, 2028, subject to achievement of positive three-year average annual EPS growth (75% weight) and three-year ROIC (25% weight) of at least 16%. If performance against EPS and ROIC meets the threshold for a payout, a relative TSR modifier can impact final payouts by up to plus or minus 25 percentage points. The maximum payout is 200% of target, provided that if absolute TSR for the three-year period is negative, the maximum payout is 100% of target. See the discussion beginning on page 58 for more information.

(4)	Reflects option grants, which vest 25% on each of the first four anniversaries of the grant date. For details regarding options, refer to footnote 3 to the 2025 Summary Compensation Table on page 65.

66	2026 Proxy Statement

Outstanding Equity Awards at 2025 Year-End

	Option Awards				Stock Awards

						Market	Equity Incentive	Equity Incentive
	Number Of	Number Of			Number Of	Value Of	Plan Awards:	Plan Awards:
	Securities	Securities			Shares Or	Shares Or	Number Of	Market Or Payout
	Underlying	Underlying			Units Of	Units Of	Unearned	Value Of Unearned
	Unexercised	Unexercised	Options	Options	Stock That	Stock That	Shares, Units Or	Shares, Units Or
	Options	Options	Exercise	Expiration	Have Not	Have Not	Other Rights That	Other Rights That
Name (a)	Exercisable (#)(b)(1)	Unexercisable (#)(c)(1)	Price ($)(e)	Date (f)	Vested (#)(g)	Vested ($)(h)	Have Not Vested (#)(i)(3)	Have Not Vested ($)(j)(2)(3)

Christopher Kempczinski	52,553	—	128.09	3/8/2027
	42,017	—	157.79	2/19/2028
	48,829	—	174.15	2/13/2029
	161,565	—	216.15	2/18/2030
	226,464	—	215.03	2/16/2031
	102,387	34,128	253.39	2/14/2032
	59,798	59,798	266.20	2/13/2033
	31,345	94,032	289.44	2/12/2034
	—	119,959	307.60	2/12/2035			70,887	21,665,194

Ian Borden	27,028	—	128.09	3/8/2027
	26,261	—	157.79	2/19/2028
	29,297	—	174.15	2/13/2029
	32,313	—	216.15	2/18/2030
	68,748	—	215.03	2/16/2031
	28,936	9,645	253.39	2/14/2032
	18,401	18,398	266.20	2/13/2033
	9,926	29,777	289.44	2/12/2034
	—	41,236	307.60	2/12/2035			22,923	7,005,956

Gillian McDonald	19,551	19,548	266.20	2/13/2033
	7,837	23,508	289.44	2/12/2034
	—	28,116	307.60	2/12/2035			18,940	5,788,632

Joseph Erlinger	31,513	—	157.79	2/19/2028
	33,204	—	174.15	2/13/2029
	38,266	—	216.15	2/18/2030
	72,792	—	215.03	2/16/2031
	31,161	10,387	253.39	2/14/2032
	17,251	17,248	266.20	2/13/2033
	7,837	23,508	289.44	2/12/2034
	—	29,990	307.60	2/12/2035			18,522	5,660,879

Manuel JM Steijaert	—	5,193	253.39	2/14/2032
	—	10,120	266.20	2/13/2033
	4,598	13,791	289.44	2/12/2034
	—	20,618	307.60	2/12/2035			11,481	3,508,938

(1)

Options vest 25% on each of the first four anniversaries of the grant date and expire on the tenth anniversary of the grant date. For details regarding customary equity treatment upon termination, see the section on Potential Payments Upon Termination of Employment or Change in Control beginning on page 69.

(2)	Calculated by multiplying the number of shares covered by the award by $305.63, the closing price of Company stock on the NYSE on December 31, 2025.
(3)

PRSUs are granted to our NEOs subject to performance-based vesting conditions. The following table reflects the number of shares that vested on February 13, 2026, based on the 82.2% payout factor and the unvested PRSUs that are scheduled to be paid out in 2026 and 2027 if performance equals 100% of the targets. In the event of fractional shares, amounts are rounded up to the nearest whole share.

2026 Proxy Statement	67

Name	Grant Date	Vesting Date	Number Of PRSUs(1)
Christopher Kempczinski	2/13/2023	2/13/2026	20,728
	2/12/2024	2/12/2027	25,782
	2/12/2025	2/12/2028	24,377
Ian Borden	2/13/2023	2/13/2026	6,378
	2/12/2024	2/12/2027	8,165
	2/12/2025	2/12/2028	8,380
Gillian McDonald	2/13/2023	2/13/2026	6,778
	2/12/2024	2/12/2027	6,447
	2/12/2025	2/12/2028	5,715
Joseph Erlinger	2/13/2023	2/13/2026	5,980
	2/12/2024	2/12/2027	6,447
	2/12/2025	2/12/2028	6,095
Manuel JM Steijaert	2/13/2023	2/13/2026	3,509
	2/12/2024	2/12/2027	3,782
	2/12/2025	2/12/2028	4,190

(1) Number of unvested PRSUs that are scheduled to be paid out include dividend equivalents.

Option Exercises and Stock Vested – Fiscal 2025

	Option Awards		Stock Awards

Name	Number of Shares Acquired On Exercise	Value Realized On Exercise	Number of Shares Acquired On Vesting	Value Realized On Vesting
(a)	(#)(b)	($)(c)	(#)(d)	($)(e)

Christopher Kempczinski	—	—	38,600	11,910,030

Ian Borden	17,134	3,311,488	10,909	3,365,972

Gillian McDonald	—	—	3,935	1,219,929

Joseph Erlinger	—	—	11,748	3,624,845

Manuel JM Steijaert	36,160	2,751,717	5,874	1,812,423

Non-Qualified Deferred Compensation – Fiscal 2025

Name	Executive Contributions In Last FY	Registrant Contributions In Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals / Distributions	Aggregate Balance at Last FYE
(a)	($)(b)(1)	($)(c)(2)	($)(d)	($)(e)	($)(f)

Christopher Kempczinski	144,280	126,486	426,757	—	9,106,542

Ian Borden	78,679	59,179	97,532	—	726,646

Gillian McDonald	—	—	—	—	—

Joseph Erlinger	215,552	52,988	674,064	—	7,502,958

Manuel JM Steijaert	—	—	—	—	—

(1)
Represents salary deferrals which are also reported as compensation for 2025 in the 2025 Summary Compensation Table on page 65.
(2)
Includes the following aggregate amounts reported in the Summary Compensation Table in prior years:

Christopher Kempczinski	$5,129,253
Ian Borden	$424,276
Gillian McDonald	$—
Joseph Erlinger	$3,741,299
Manuel JM Steijaert	$—

68	2026 Proxy Statement

Deferred Compensation Plan

U.S.-paid NEOs and certain other highly compensated employees are eligible to participate in the Company’s Deferred Compensation Plan (the “Deferred Compensation Plan”), a non-qualified, unfunded deferred compensation plan. A participant may elect to delay receiving up to 50% of the participant’s base salary and/or up to all of the participant’s STIP award for the year in order to defer income tax until the year a Deferred Compensation Plan distribution is actually received. If a participant contributes the maximum amount of before-tax or other after-tax contributions permitted under applicable U.S. tax law for a calendar year to the Company’s tax-qualified 401(k) Plan (the “401(k) Plan”), the participant’s Deferred Compensation Plan account will be credited with the notional amount equal to the amount the participant would have received as Company matching contributions under the 401(k) Plan without regard to the applicable limits applying to the 401(k) Plan (6% of eligible compensation), reduced by the amount of Company matching contributions made to the participant’s 401(k) Plan account for the year.

When a participant elects to defer compensation under the Deferred Compensation Plan, the participant must also elect when Deferred Compensation Plan distributions will be made, either based on the participants separation from service or based on a fixed distribution year, and whether the distribution will be in the form of lump sum or installments over a period not to exceed 15 years. Distributions upon a separation from service are delayed for six months following the participant’s separation.

Participants select how their Deferred Compensation Plan accounts are invested. The notional investment options offered under the Deferred Compensation Plan mirror the 401(k) Plan’s Capital Preservation Fund, Large Cap Equity Index Fund, and the Company’s Common Stock Fund.

Supplemental Profit Sharing and Savings Plan

Prior to the adoption of the Deferred Compensation Plan, Company executives could elect to defer base salary and STIP awards and be credited with notional Company matching contributions without regard to the applicable annual limits that applied to the 401(k) Plan under the Company’s Supplemental Profit Sharing and Savings Plan (the “Supplemental Plan”). As with the Deferred Compensation Plan, the Supplemental Plan is an unfunded non-qualified plan, with participants’ benefits subject to the claims of the Company’s creditors in the event of bankruptcy. The Supplemental Plan’s investment funds are the same as those offered under the Deferred Compensation Plan.

In reliance on the grandfather rules under Section 409A of the Internal Revenue Code (“Section 409A”), the Supplemental Plan was not amended to comply with Section 409A when the law took effect as of January 1, 2005, therefore the Company prohibited additional deferrals and the crediting of notional Company matching contributions to participants’ Supplemental Plan accounts with respect to compensation earned after 2004. The Company adopted the predecessor to the Deferred Compensation Plan effective January 1, 2005 to comply with the requirements of Section 409A.

As a “grandfathered” non-qualified deferred compensation plan subject to pre-Section 409A law, the Supplemental Plan allows participants greater flexibility in making or changing distribution elections and in electing to take in-service and hardship withdrawals. Further, the maximum length of installment payments under the Supplement Plan is 25 years in contrast to 15 years under the Deferred Compensation Plan.

If the participant does not file a distribution election in the year of termination, the participant’s entire Supplemental Plan balance is paid out in cash in the calendar year following termination.

Potential Payments Upon Termination of Employment or Change In Control

In the event of a termination or change in control followed by termination of employment, our NEOs would receive certain payments and benefits, as described below.

Termination of Employment

Severance

The McDonald’s Corporation Officer Severance Plan, amended and restated as of November 1, 2022 (the “Severance Plan”), would provide benefits to our U.S. NEOs upon termination of employment by the Company without “cause.” Ms. McDonald and Mr. Steijaert are not covered by the Severance Plan, and pursuant to the terms of their offer letters, Ms. McDonald and Mr. Steijaert are entitled to 26 weeks’ advanced written notice of a termination of their employment (or a payment in lieu of such notice) for any reason other than their gross misconduct or persistent and continued misconduct.

2026 Proxy Statement	69

The applicable benefits under the Severance Plan consist of a lump-sum payment with respect to severance pay, based on salary at the time of termination and the target bonus opportunity under the STIP for the fiscal year in which the termination occurs, multiplied by a severance multiple applicable to each U.S.-based NEO, based on their position. Upon a qualifying termination of employment, our CEO and CFO are entitled to a cash severance payment equal to 1.5 multiplied by the sum of their current salary and target STIP, and our other participating executive, Mr. Erlinger is entitled to a cash severance payment equal to one year of his current salary and target STIP. Each U.S.-based NEO also receives a continued subsidy of medical, dental and vision benefits through COBRA, which amounts are based on their position (18 months for our CEO and CFO and 12 months for Mr. Erlinger). In addition, upon termination, each U.S.-based NEO would receive a prorated STIP payment based on actual performance (and paid at the same time STIP payments are made to other participants), unused sabbatical leave, and transitional assistance. Payments are delayed for six months following termination of employment to the extent required under Section 409A of the Internal Revenue Code of 1986, as amended.

The following table provides the value of the benefits that would have been payable to the U.S.-based NEOs under the Severance Plan, assuming a covered termination of employment on December 31, 2025:

Name	Cash Severance ($)	Benefits Continuation ($)	Other ($)(1)	Total ($)

Christopher Kempczinski	6,975,000	46,424	253,162	7,274,586

Ian Borden	3,363,750	41,537	164,700	3,569,987

Joseph Erlinger	1,980,000	34,172	153,162	2,167,334

(1)
Reflects outplacement assistance and payment for unused sabbatical.

Stock Options

Under the Equity Plan and the applicable award agreements, if a NEO satisfies the conditions for retirement or is terminated without “cause” (subject to age and years of Company experience) and agrees to certain restrictive covenants and a general release of claims in favor of the Company, then the NEO is entitled to additional options becoming exercisable on the originally scheduled dates and an extended post-termination exercise period. In the case of retirement, all outstanding options continue to become exercisable and remain exercisable for the full term of the option. In the case of a termination by the Company without “cause,” the options that would continue to become exercisable and the length of the extension is based upon the NEO’s age and years of Company service.

If a NEO terminates employment as a result of death or disability, the options vest upon termination and remain exercisable for three years following their termination of employment (but not beyond the original expiration date). If a NEO voluntarily departs, unvested options are forfeited, and vested options remain outstanding and exercisable for 90 days. In the event of a termination for “cause” (other than a policy violation) all options are immediately forfeited.

The following table provides the value of the options that would become exercisable post-termination in the event each NEO left the Company on December 31, 2025, either due to retirement or termination by the Company without “cause.” The value of the options is calculated by multiplying the difference between the respective exercise price for each option and the closing price of the Company’s stock on December 31, 2025.

Name	Retirement ($)	Termination Without “Cause” ($)

Christopher Kempczinski	—	5,155,601

Ian Borden	1,711,378	1,711,378

Gillian McDonald	1,151,372	1,151,372

Joseph Erlinger	1,603,300	1,603,300

Manuel JM Steijaert	893,590	893,590

If a NEO violates a restrictive covenant following termination, the Company may cancel any outstanding options and, beginning with awards granted in 2018, recoup any gains realized on the exercise of such options.

70	2026 Proxy Statement

PRSUs and RSUs

Under the Equity Plan and the applicable award agreements, if a NEO retires or is terminated without “cause,” they receive full or pro rata vesting of outstanding PRSUs and RSUs (and related dividend equivalents), subject to the Company satisfying any applicable performance criteria. PRSUs (and any related dividend equivalents) are not accelerated on termination of employment, except for termination as a result of death or disability. Upon termination for death or disability, the performance conditions are waived and 100% of the award (and any dividend equivalents) immediately vests at target. RSUs (and any related dividend equivalents) are settled upon termination of employment (in accordance with the Internal Revenue Code). In the event of a termination for “cause,” all PRSUs and RSUs (and any dividend equivalents) are forfeited.

For the PRSUs and RSUs held by our NEOs, vesting is based on the length of Company service during the vesting period, and achievement of any applicable performance goals. The following table provides the value our NEOs would have received from their PRSUs based upon target performance for each award using the closing price of the Company’s stock on December 31, 2025.

Name	Retirement ($)	Termination Without “Cause” ($)

Christopher Kempczinski	—	13,470,337

Ian Borden	5,725,367	4,272,402

Gillian McDonald	4,915,447	3,807,233
	—

Joseph Erlinger	4,729,624	3,605,211

Manuel JM Steijaert	2,868,643	2,173,029

Change In Control

The Company does not have any change in control agreements.

If employment is terminated following a change in control, certain rights under the Severance Plan and Equity Plan apply. A “change in control” is generally defined in the Equity Plan as either: (i) the acquisition of 20% or more of our common stock or voting securities by a single purchaser or a group of purchasers acting together; (ii) the incumbent members of the Board cease to constitute at least a majority of the Board as a result of an actual or threatened election contest; (iii) a significant merger or other business combination involving the Company; or (iv) a complete liquidation or dissolution of the Company.

Severance Plan Payments

Had a change in control occurred on December 31, 2025, and their employment been terminated as a result, each eligible NEO would have had a right to the above-described cash payments under the Severance Plan.

Treatment of Equity Awards Upon a Change in Control

Under the Equity Plan and the applicable award agreements, upon a change in control, outstanding unvested options and RSUs, including PRSUs, will be replaced by equivalent awards based on publicly traded stock of the successor entity. The replacement awards will vest and become exercisable or paid out, as applicable, if the NEO’s employment is terminated for any reason other than “cause” within two years following the change in control. In addition, if employment is terminated other than for “cause” within two years following the change in control, all options will remain outstanding for not less than two years following termination or until the end of the original term, if sooner.

If the awards are not replaced (e.g., because the acquirer does not have publicly traded securities) or if the Committee so determines, vesting will be accelerated. RSUs, including PRSUs, would vest (with PRSUs vesting at target) and be paid out upon a change in control (as defined in Section 409A); otherwise, RSUs, including PRSUs, would be paid out on the originally scheduled payment date or, if earlier, on the NEO’s death, disability or termination of employment, subject to any required delay under Section 409A of the Internal Revenue Code. Terminations initiated by the NEO will not result in accelerated vesting of replacement awards.

If a change in control had occurred on December 31, 2025, and either (i) the outstanding options and RSUs, including PRSUs, held by the NEOs could not be replaced or (ii) the Committee so determined, assuming that the transaction met the applicable definition of a

2026 Proxy Statement	71

change in control under the Equity Plan and Section 409A of the Internal Revenue Code: (a) options would have become fully vested, exercisable and free of restrictions and (b) RSUs, including PRSUs, would have vested (PRSUs at target) and been paid out immediately. The awards held by the NEOs as of December 31, 2025, are set forth in the Outstanding Equity Awards at 2025 Year-End table beginning on page 67.

The following table summarizes the value of the change in control payments that the NEOs could have received based on: (i) in the case of options, the “spread” between the exercise price and the closing price of the Company’s common stock on December 31, 2025; and (ii) in the case of RSUs, including PRSUs, the target number of shares, multiplied by the closing price of the Company’s common stock on December 31, 2025. The table sets forth the hypothetical value that the NEOs could have realized as a result of the accelerated equity awards, based on these assumptions. If there was no change in control, the amounts shown would have vested over time, subject to continued employment and, with respect to the PRSUs, subject to performance-based vesting conditions.

Name	Stock Options (Closing Price On 12/31/25 Minus Exercise Price) ($)	RSUs (Target Number Of Shares Multiplied By Closing Price On 12/31/25) ($)	Total ($)

Christopher Kempczinski	5,663,060	21,665,195	27,328,255

Ian Borden	1,711,378	7,005,956	8,717,334

Gillian McDonald	1,151,373	5,788,632	6,940,005

Joseph Erlinger	1,603,301	5,660,879	7,264,180

Manuel JM Steijaert	893,590	3,508,939	4,402,529

72	2026 Proxy Statement

Additional Compensation Matters

2025 Pay Ratio

We have approximately 150,000 employees, which include those in our corporate and other offices as well as in Company-owned and operated restaurants, of which approximately 70% are based outside of the U.S. Most of these employees work in flexible, part-time roles, which is reflected in the compensation levels of our employees. In order to attract and retain talent, we provide competitive compensation commensurate with an employee’s position and geographic location, while also aligning compensation to Company and individual performance.

We are committed to a strong pay-for-performance culture that closely aligns the interests of our executives with those of our shareholders. We aim to have approximately 90% of our CEO’s total target direct compensation opportunity be subject to performance against our robust and objective performance targets. For 2025, our CEO’s total compensation was $20,574,525, resulting in a ratio of 1,082:1.

MEDIAN EMPLOYEE METHODOLOGY

In 2025, we identified a new median employee for purposes of the pay ratio disclosure by annualizing one month’s total gross wages for our employees (other than our CEO) located in all of our markets who were employed on October 1, 2025. We considered all full-time, part-time, seasonal and temporary workers employed on such date. We believe that our methodology is straightforward and transparent; we did not exclude employees. Our median employee for 2025 is a restaurant crew employee located in Poland and in 2025 had total compensation of $19,020 as calculated in accordance with the Summary Compensation Table rules.

2025 Pay vs. Performance

	PAY VS. PERFORMANCE

					VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:(5)

YEAR(1)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO ($)(2)	COMPENSATION ACTUALLY PAID TO PEO ($)(3)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs ($)(2)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs ($)(4)	TOTAL SHAREHOLDER RETURNS ($)	PEER GROUP TOTAL SHAREHOLDER RETURN ($)(6)	NET INCOME ($)	ANNUAL EPS GROWTH (%)(7)

2025	20,574,525	17,916,531	6,339,183	5,549,942	160	173	8,563	4.0

2024	18,195,263	12,729,663	5,325,460	4,007,667	148	150	8,223	(2.0)

2023	19,155,001	36,852,582	7,265,484	10,460,553	148	131	8,469	18.0

2022	17,770,514	29,572,322	6,075,626	9,195,551	128	113	6,177	15.0

2021	20,028,132	40,175,283	8,029,832	14,542,270	128	121	7,545	50.0

(1)
Mr. Kempczinski served as our principal executive officer (“PEO”) for the entirety of 2021, 2022, 2023, 2024 and 2025. Our other named executive officers (“NEOs”) for the applicable years were as follows:
o
2025: Messrs. Borden, Erlinger, Steijaert, and Ms. McDonald;
o
2024: Messrs. Borden, Erlinger, Ms. McDonald and Desiree Ralls-Morrison;
o
2023: Messrs. Borden, Erlinger, Ms. McDonald and Jonathan Banner;
o
2022: Messrs. Borden, Erlinger, Kevin Ozan, Ms. Ralls-Morrison, and Brian Rice; and
o
2021: Messrs. Borden, Erlinger, Ozan, and Ms. Ralls-Morrison.
(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of Mr. Kempczinski and (ii) the average of the total compensation reported in the SCT for the applicable year for our NEOs reported for the applicable year, other than the PEO for each such years.

2026 Proxy Statement	73

(3)
Amounts reported in this column represent the compensation actually paid to Mr. Kempczinski as our PEO in the indicated fiscal years, based on his total compensation reported in the SCT for the indicated fiscal years and adjusted as shown in the table below.

	PEO

	2025	2024	2023	2022	2021

Summary Compensation Table - Total Compensation(a)	$20,574,525	$18,195,263	$19,155,001	$17,770,514	$20,028,132

- Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year(b)	$16,000,281	$15,000,198	$13,000,224	$11,500,239	$14,000,181

+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year(c)	$14,469,520	$15,022,059	$16,287,558	$14,642,639	$24,274,810

+ Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years(d)	$(3,513,943)	$(4,228,377)	$14,148,428	$10,047,473	$9,987,616

+ Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(e)	$2,386,710	$(1,259,084)	$261,819	$(1,388,065)	$(115,094)

= Compensation Actually Paid	$17,916,531	$12,729,663	$36,852,582	$29,572,322	$40,175,283

(4)
Amounts reported in this column represent the compensation actually paid to our NEOs other than Mr. Kempczinski in the indicated fiscal year, based on the average total compensation for such NEOs reported in the SCT for the indicated fiscal year and adjusted as shown in the table below. See footnote 1 for our NEOs included in the average for each indicated fiscal year.

	Other NEOs Average(1)

	2025	2024	2023	2022	2021

Summary Compensation Table - Total Compensation(a)	$6,339,183	$5,325,460	$7,265,484	$6,075,626	$8,029,832

- Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year(b)	$4,000,255	$3,712,793	$4,937,876	$3,440,186	$5,125,135

+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year(c)	$3,617,557	$3,718,194	$5,997,952	$4,304,023	$8,313,597

+ Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years(d)	$(871,116)	$(980,981)	$2,105,782	$2,663,320	$3,379,164

+Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(e)	$464,572	$(342,213)	$29,211	$(407,232)	$(55,189)

= Compensation Actually Paid	$5,549,942	$4,007,667	$10,460,553	$9,195,551	$14,542,270

The below footnotes apply to the tables included in each of footnotes 3 and 4.

(a)
Represents Total Compensation as reported in the SCT for the indicated fiscal year.
(b)
Represents the aggregate grant date fair value as of the indicated fiscal year of the stock awards and option awards granted to each of Mr. Kempczinski and the respective NEOs as applicable for each year, during such fiscal year, calculated using the same methodology used for financial statement reporting purposes.
(c)
Represents the aggregate fair value as of the indicated fiscal year-end for each of Mr. Kempczinski’s, and the respective NEOs’ as applicable for each year, outstanding and unvested stock awards and option awards granted during such fiscal year, calculated using the same methodology used for financial statement reporting purposes and, for awards subject to performance- based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(d)
Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by each of Mr. Kempczinski and the respective NEOs as applicable for each year, as of the last day of the indicated fiscal year, calculated using the same methodology used for financial statement reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(e)
Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by each of Mr. Kempczinski and the respective NEOs as applicable for each year, that was granted in a prior fiscal year and which vested during the indicated fiscal year, calculated using the same methodology used for financial statement reporting purposes.
(5)
The information provided reflects the respective values at the end of each year of a $100 investment on December 31, 2020, including the reinvestment of any dividends, for each of our common stock and our peer group (see footnote 6 for further information on our peer group). Historic stock price performance is not necessarily indicative of future stock price performance.
(6)
The TSR Peer Group consists of the component companies of the Dow Jones Industrial Average, the peer group used by the Company for purposes of the stock performance graph in our Annual Report on Form 10-K.
(7)
Represents annual EPS growth. As noted in the CD&A, for 2025, the Committee determined that EPS growth continues to be viewed as a core driver of our performance and stockholder value creation. Accordingly, EPS is utilized as the most heavily weighted performance metric applicable to our PRSU award design. EPS growth is calculated as the percentage change in our EPS from the prior fiscal year, with EPS calculated as earnings per share, adjusted consistent with pre-established guidelines as described on Appendix A.

74	2026 Proxy Statement

Relationship Between Pay & Performance

The “Compensation Actually Paid” in the preceding tables reflects the Committee’s emphasis on pay-for-performance and alignment with shareholder value creation through equity-based compensation. As illustrated in the graphics below, year- over-year changes to “Compensation Actually Paid” were primarily driven by the level of achievement against the performance metrics in our incentive programs, including EPS growth. Net Income is not a metric in the Company’s executive compensation program and the results in the graph do not reflect any adjustments related to costs associated with the continued transformation in support of our the Accelerating the Arches growth strategy, as described in Appendix A.

Compensation Actually Paid versus TSR
CAP ($M)
$50
$40
$30
$20
$10
$0
Cumulative TSR
$175
$150
$125
$100
2021
2022
2023
2024
2025
PEO CAP
NEO Avg CAP
McDonald's Cumulative TSR
Dow Jones Industrial Average Cumulative TSR

MOST IMPORTANT PERFORMANCE MEASURES

The following graphic consists of the financial performance measures, in which the Company’s assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the NEOs for 2025. In addition to these financial metrics, the Company’s executive compensation program is impacted by our performance with respect to new restaurant opening goals and our strategic scorecard. See the CD&A for further information regarding how the Company utilized each of the measures below, as well as the new restaurant opening goals and a strategic scorecard in its 2025 executive compensation program.

Compensation Actually Paid versus Annual EPS Growth*

CAP ($M)
$50
$40
$30
$20
$10
$0
Annual EPS Growth (%)
50%
25%
0%
-25%
2021
2022
2023
2024
2025
PEO CAP
NEO Avg CAP
EPS

MOST IMPORTANT PERFORMANCE MEASURES
• EPS Growth
• Systemwide Sales Growth
• Operating Income Growth
• Return on Invested Capital (ROIC)
• Relative Total Shareholder Return (TSR)
• Share Price Increase

*The EPS reflected in this graphic is adjusted consistent with the Company’s guidelines, as described in Appendix A.

Compensation Actually Paid versus Net Income*

$50
$40
$30
$20
$10
$0
CAP ($M)
$9
$8
$7
$6
$5
$4
Net Income ($B)
2021
2022
2023
2024
2025
PEO CAP
NEO Avg CAP
Net Income

*Pursuant to SEC rules, the net income reflected in this graphic is consistent with GAAP.

2026 Proxy Statement	75

Policies and Practices Regarding the Grant of Equity Awards

We do not grant equity awards when in possession of material, non-public information. Further, we do not schedule the grant of any equity awards in anticipation of the disclosure of material, non-public information and we do not schedule the disclosure of material, non-public information based on the timing of granting equity awards. We have not adopted a formal policy that dictates the timing of equity award grants. We generally grant broad-based equity awards at approximately the same time each year, following our release of full-year financial results. We typically grant awards at the February Committee meeting each year for the NEOs after we announce our financial results for the prior fiscal year and the Committee has had the opportunity to consider our expectations and projections for the year of grant. Because the Committee’s regular meeting schedule is determined in the prior fiscal year, the proximity of any awards to other significant corporate events is coincidental.

In addition, we may choose to grant equity awards outside of the annual broad-based awards (e.g., as part of a new hire package or as a retention or promotional incentive). Stock options may be granted only with an exercise price at or above the closing market price of our common stock on the date of grant.

The following table presents information regarding stock options issued to our NEOs in 2025 during any period beginning four business days before the filing or furnishing of a periodic report or current report disclosing material, non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/share)	Grant Date Fair Value of the Award ($)

Percentage change in
the closing market
price of the securities
underlying the award
between the trading
day ending immediately
prior to the disclosure
of material non-public
information and the
trading day beginning
immediately following
the disclosure of
material non-public
information(1)

Christopher Kempczinski	2/12/2025	119,959	307.60	8,000,066	(1.7)%

Ian Borden	2/12/2025	41,236	307.60	2,750,029	(1.7)%

Gillian McDonald	2/12/2025	28,116	307.60	1,875,056	(1.7)%

Joseph Erlinger	2/12/2025	29,990	307.60	2,000,033	(1.7)%

Manuel JM Steijaert	2/12/2025	20,618	307.60	1,375,014	(1.7)%

(1)
On February 14, 2025, the Company filed a Form 8-K disclosing payout structure of the 2025 STIP. This percentage is calculated using the closing price of a share of the Company’s common stock on February 13, 2025 and February 18, 2025 of $310.02 and $304.83, respectively.

76	2026 Proxy Statement

PROPOSAL 3

Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2026
Our Board unanimously recommends that you vote Proposal 3.

Our Audit & Finance Committee is directly responsible for the appointment, compensation, retention, evaluation and termination of our independent external audit firm. Our Audit & Finance Committee has appointed Ernst & Young LLP (“EY”) as our independent external audit firm for 2026. In executing its responsibilities, our Audit & Finance Committee conducts a thorough annual evaluation of EY’s qualifications, past performance and continuing independence. Among other things, our Audit & Finance Committee is informed by the results of a comprehensive assessment survey undertaken by senior financial personnel from our corporate headquarters and largest global markets, and discusses opportunities for improvement with the lead audit partner. Our Audit & Finance Committee has sole authority to approve all engagement fees to be paid to EY. In assessing independence, our Audit & Finance Committee reviews the fees we have paid to EY, including those related to both audit and non-audit services, and compliance with our Hiring Policy for Employees of External Audit Firm and Its Affiliates. Our Audit & Finance Committee regularly meets with the lead audit partner without members of management present, and in executive session, which provides the opportunity for continuous assessment of EY’s effectiveness and independence, as well as for considering alternative audit firms.

Our Audit & Finance Committee and its Chair are directly involved in the selection of EY’s lead engagement partner, who rotates every five years in accordance with SEC rules and EY policies.

Our Audit & Finance Committee and Board believe the continued retention of EY as our independent external audit firm for 2026 is in the best interests of our Company and shareholders, and are therefore asking shareholders to again ratify this annual appointment. A representative of EY is expected to attend our virtual 2026 Annual Shareholders’ Meeting, where he or she will be available to answer shareholders’ questions.

While our Audit & Finance Committee and Board value the opinions of shareholders, this vote is advisory and non-binding. If shareholders do not ratify the appointment of EY, our Audit & Finance Committee will reconsider such appointment, after which it may select another audit firm or nonetheless retain EY if it determines doing so to be in the best interests of our Company and shareholders. In addition, even if shareholders ratify the appointment of EY, our Audit & Finance Committee may select another audit firm if it determines doing so to be in the best interests of our Company and shareholders.

Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2026

2026 Proxy Statement	77

Audit & Finance Committee Report

The role of our Audit & Finance Committee is to assist our Board in fulfilling its responsibility to oversee our financial reporting process. Management is primarily responsible for our financial statements, including our internal control over financial reporting. EY, our independent auditor, is responsible for performing an audit of our annual consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and for issuing a report on those financial statements. EY also reviews our interim consolidated financial statements in accordance with applicable auditing standards. Our Audit & Finance Committee oversees our financial reporting process and internal control structure on behalf of our Board. The Committee also routinely meets with management, the internal auditors and independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall appropriateness of our financial reporting.

In fulfilling its oversight responsibilities, our Audit & Finance Committee has reviewed and discussed with management and EY our audited and interim financial statements included in our Annual and Quarterly Reports on Form 10-K and Form 10-Q.

In connection with its review of our annual consolidated financial statements, our Audit & Finance Committee also discussed with EY the matters required to be discussed by applicable SEC and PCAOB requirements (communication with audit committees), and those addressed by EY’s written disclosures and its letter provided under applicable PCAOB requirements (independence discussions with audit committees).

Our Audit & Finance Committee is responsible for the engagement of our independent auditor, and it appointed EY to serve in that capacity for 2025 and 2026. In that regard, our Audit & Finance Committee reviewed EY’s independence from our Company and management, including EY’s written disclosures described above.

Based on the reviews and discussions referred to above, our Audit & Finance Committee recommended to our Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Respectfully submitted,

The Audit & Finance Committee

Catherine Engelbert, Chair

Kareem Daniel

James Farley, Jr.

Margaret Georgiadis
Michael Hsu
Amy Weaver

Audit & Finance Committee Matters

Policy for Pre-Approval of Audit & Permitted Non-Audit Services

Our Policy for Pre-Approval of Audit and Non-Audit Services Provided by External Audit Firm (our “Pre-Approval Policy”) covers the pre-approval of all audit and permitted non-audit services to be provided by EY to our Company. Our Audit & Finance Committee may pre-approve engagements on a case-by-case or class of service basis if the relevant services are predictable and recurring.

Pre-approvals for classes of services are granted at the start of each fiscal year and are applicable for the year. In considering these pre-approvals, our Audit & Finance Committee reviews a description of the scope of services falling within each class and imposes budgetary estimates that are largely based on historical costs. Any audit or permitted non-audit service that is not included in a pre-approved class, or for which total fees are expected to exceed the relevant budgetary estimate, must be pre-approved on an individual basis. Pre-approval of any individual engagement may be granted not more than one year before commencement of the relevant service. Pre-approvals of services that may be provided over a multiple-year period must be reviewed for renewal each year.

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Our Corporate Controller monitors services provided by EY and overall compliance with our Pre-Approval Policy. Our Corporate Controller also reports periodically to our Audit & Finance Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with our Pre-Approval Policy to our Audit & Finance Committee Chair.

In accordance with our Pre-Approval Policy, all services provided to our Company by EY in 2025 and 2024 were pre-approved by our Audit & Finance Committee.

Our Pre-Approval Policy is available on the “Governance Resources” section of our website at

https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Auditor Fees & Services

The following table shows the fees paid for professional services rendered for the audit of our annual consolidated financial statements for 2025 and 2024, as well as fees paid for other services provided by EY in those years:

Dollars In Millions	2025	2024

Audit fees(1)	$11.2	9.9

Audit-related fees(2)	1.7	0.9

Tax fees

Compliance	0.6	0.5

Planning/advisory	0.2	0.1

Total tax fees	0.8	0.6

Total	$13.7	11.4

(1)

Fees for services associated with the annual audit (including internal control reporting), statutory audits required internationally, reviews of Quarterly Reports on Form 10-Q and accounting consultations.

(2)

Fees for internal control environment assessment, information technology governance, and business process and data conversion testing. Also includes fees for employee benefit plan audits and certain attestation services not required by statue or regulation.

2026 Proxy Statement	79

Shareholder Proposals

Our Board unanimously recommends that you vote each shareholder proposal.
The following pages include two proposals submitted by shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

Our Board and management devote significant resources engaging with shareholder proponents and navigating the Rule 14a-8 process, including preparing responses to the shareholder proposals that we ultimately include in this Proxy Statement.

Withdrawals and SEC Exclusions

We reach out to every proponent to discuss their proposals and concerns. Some proposals may be withdrawn by the proponents after discussions with us, and others may be omitted because we believe that the proposals failed to satisfy the requirements of Rule 14a-8, based on a review of the rule, the SEC's past guidance, and relevant judicial decisions.

We often continue to work with the proponents to find mutually agreeable solutions to the proponents’ requests even after we submit letters to the SEC to explain our basis for excluding proposals (which must meet the deadlines prescribed under SEC rules). In fact, this season we ultimately resolved four proposals where we had initially requested exclusion via the SEC process. Because of the timing required for the notice of exclusion under the proxy rules and when the withdrawal of these proposals occurred, those withdrawals may not be reflected on the SEC website.

As a result, we have omitted only one proposal under the SEC process because we concluded, after review with outside counsel, that the proposal as written violated Delaware law. That counsel’s opinion supports our analysis and is available, along with our letter, on the SEC website. We note the topic of that proposal, which requests an independent chair of the board, is the subject of Proposal 4 in this Proxy Statement. We concluded Proposal 4 met the requirements of Rule 14a-8.

Proposals Included in the Proxy Statement

Most proposals request that the Company prepare a report, undertake an assessment, adopt a policy, or take some other specified action with respect to a particular topic. Some proposals largely repeat prior years’ proposals that failed to gain meaningful shareholder support. In evaluating these proposals, the Board remains solely focused on whether the requested action is in the best interests of the Company’s shareholders. Often, when we oppose proposals, it is because we already address the concerns raised in such proposals through our existing disclosures, policies and practices. We also may disagree with how a proposal seeks to dictate a prescriptive or inappropriate approach to our reporting or practices around a particular issue. Instead, we encourage our shareholders to refer to our existing reporting and practices, which reflect the careful decision-making of Company leadership and our Board as well as the input of a broader set of shareholders and stakeholders.

Accordingly, after careful consideration, we ask that the Company’s shareholders vote AGAINST each of the shareholder proposals that appear in this Proxy Statement.

The text of the following shareholder proposals and supporting statements appears exactly as received from the proponents unless otherwise noted. All statements contained in the shareholder proposals and supporting statements are the sole responsibility of the proponents. The shareholder proposals may contain assertions about our Company or other matters that we believe are incorrect, but we have not attempted to refute all such assertions. Each shareholder proposal will be voted on at our 2026 Annual Shareholders’ Meeting only if not withdrawn and properly presented.

The names and share ownership of the proponents of the shareholder proposals are set forth on the following pages. The addresses of the proponents and the names, addresses and share ownership of any co-filers are available, and will be provided promptly, upon request by emailing shareholder.services@us.mcd.com or by calling (630) 623-7428.

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Advisory Vote to Adopt Policy for an Independent Chair

Our Board unanimously recommends that you vote Proposal 4.

The National Legal and Policy Center ("NLPC") has notified us that it intends to submit this shareholder proposal at our 2026 Annual Shareholders’ Meeting. The NLPC owns shares of our common stock worth at least $10,000. The proponent is responsible, and neither we nor our Board accept any responsibility, for the content of this proposal.

Shareholder Proposal

RESOLVED:

Shareholders of McDonald’s Corporation (“Company”) hereby approve, and request that the Board of Directors take all necessary steps—consistent with Delaware law—and amend the governing documents as necessary, to require hereafter that two separate people hold the office of the Chairman of the Board (“Chair”) and the office of the Chief Executive Officer (“CEO”) as follows:

Selection of the Chairman of the Board: The Board requires the separation of the offices of the Chairman of the Board and the Chief Executive Officer.

Whenever possible, the Chairman of the Board shall be an Independent Director.

The Board may select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board seeks an Independent Chairman of the Board.

The Chairman should not be a former CEO of the company.

Selection of the Chairman of the Board shall be consistent with applicable law and existing contracts.

SUPPORTING STATEMENT:

The Chair and CEO roles – each with separate, different responsibilities that are critical to the health of a successful corporation – are greatly diminished when held by a singular company official, weakening its governance structure.

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Our Board’s Statement in Opposition

Our Board unanimously recommends that you vote “AGAINST” this proposal. To maintain flexibility and meet the Company’s needs, the Board made the decision to recombine the roles of Chairman and Chief Executive Officer ("CEO") in 2024. The decision was made after a robust, disciplined process and careful deliberation about the governance structure that would best serve the interest of the Company and its stakeholders at the current time. This followed a period when the Board had determined that the roles of Chairman and CEO would be split, similarly based on what it felt best served the interests of the Company and its stakeholders at that time. Maintaining the Board’s flexibility to select a structure that best leverages the strengths of the Board of Directors is in the best interest of McDonald's and its shareholders.

McDonald’s Has Historical Experience with Both Combined and Separate Chairman and CEO Roles.

McDonald's has a long history of effective governance with both a combined Chairman and CEO role and with a separation of these roles, underscoring that the Board selects the leadership structure that is most suitable for the Company’s particular circumstances. In 2024, the Board determined that the Company would best be served if our CEO, Mr. Kempczinski, who has served in that capacity since 2019, assumed the role of Chairman of the Board and Mr. Miles White served as our Lead Independent Director. This combined Chairman and CEO structure has allowed for strong, unified leadership, which has been crucial in navigating the complex and competitive landscape of the global foodservice industry. Our past proxy statements have highlighted the benefits of this approach, including enhanced strategic alignment and streamlined decision-making processes.

McDonald’s Must Maintain a Flexible Leadership Structure to Best Serve Shareholders.

The ability to select from different leadership structures allows McDonald’s to best utilize the unique talents of its Board of Directors. This adaptability is particularly important during challenging economic conditions and in an industry that is constantly evolving, and the optimal board leadership structure depends on the specific facts and circumstances. The Board, in collaboration with senior leadership, is in the best position to understand which structure will protect Company and shareholder interests most effectively; to constrain that flexibility harms those interests in both the short- and long-term.

Further, the proposal’s inflexible approach to Board leadership is inconsistent with the most common practice among S&P 500 companies. According to a 2025 survey of company disclosures, 78% of S&P 500 companies had a policy providing the board with the flexibility to determine its leadership structure depending on the circumstances it faces, and only 16% of S&P 500 companies had a policy stating that the CEO and chair role should be separated.1

McDonald’s Strong Lead Independent Director Role and Other Robust Governance Practices Further Ensure Effective Oversight and Accountability When Roles are Combined.

Our Board has implemented strong governance safeguards. These include the design of a robust Lead Independent Director ("LID") role. Under McDonald’s Corporate Governance Principles, the Board is required to have a LID at any time when the CEO and Chairman roles are combined. To further ensure the success of our leadership structure when our CEO assumed the role of Chairman of the Board in 2024, the Board developed a clearly defined LID role and an extensive set of responsibilities to encourage open dialogue and constructive feedback among our independent Directors and management, which include:

•
Presiding over all executive sessions of the independent Directors of the Board

1 Source: ESGAUGE (2025).

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•
Calling meetings of independent Directors
•
Presiding at all meetings of the Board at which the Chairman/CEO is not present
•
Together with the Compensation Committee, leading the annual CEO performance evaluation, considering performance as Chairman as well
•
Overseeing the process for Chairman/CEO succession planning
•
Liaising with Directors considering other public company board directorships
•
Being available for consultation and direct communication with major shareholders
•
Receiving information regarding the Company's communications with shareholders and other stakeholders
•
Collaborating with the Chairman/CEO regarding the agenda and schedule for Board meetings
•
Providing input on meeting materials shared with the Board
•
Providing feedback to the Chairman/CEO on the presentations made to and discussions with the Board
•
Providing feedback to the Chairman/CEO after executive sessions of the independent Directors
•
Acting as the principal liaison between independent Directors and the Chairman/CEO

All but one of our Board’s Directors are independent, with diverse tenure and skills to ensure accountability and fresh perspectives. In addition, each of the Board committees (exception the Executive) is composed entirely of independent Directors. The strength and experience of our independent directors, combined with the corporate governance practices memorialized in our Corporate Governance Principles, bylaws, and other governance policies and practices, reinforce the Board’s alignment with, and accountability to, shareholders. These measures ensure that the Board can effectively monitor and challenge the CEO's performance while maintaining a cohesive leadership structure. The Board regularly reviews its governance practices to ensure that our practices promote shareholder value and effective functioning of the Board.

The current structure also reflects feedback from ongoing shareholder engagement, which has emphasized the importance of strong oversight and safeguards and reinforced support for and comfort with the current structure. The Company will continue to solicit – and be responsive to – investor feedback on this topic and would notify our investors of such a change in our public disclosures.

The Board Recognizes the Importance of the Lead Independent Director Role.

The LID is elected annually by the independent directors following careful review of candidate qualifications. In 2024 and 2025, McDonald’s independent directors elected Mr. White to serve as LID following the recombination of the Chairman and CEO roles. Mr. White brings to our Board extensive knowledge of strategy and business development, global operations, finance, leadership development and succession planning, corporate governance, and regulatory and public policy matters gained from his experience as former chairman and chief executive officer of a global healthcare company. In addition, Mr. White has served on McDonald’s Board as an independent director for 17 years and has gained a deep knowledge of the Company and its Accelerating the Arches growth strategy, as well as strong working relationships with the other independent directors and McDonald’s management. These experiences, both outside and at McDonald’s, enable him to serve as an effective LID.

We believe that maintaining the recombined Chairman and CEO structure is critical during this period of strategic transformation and heightened competitive pressures. This structure ensures continuity in leadership and rapid decision-making. It is well-balanced by a strong Lead Independent Director. More important, however, is the ability of the Company and its leadership to implement a structure that can adapt fluidly to the environment in which the Company competes. We respectfully urge our shareholders to vote against Proposal 4.

2026 Proxy Statement	83

Advisory Vote on Shareholders' Right to

Act by Written Consent

Our Board unanimously recommends that you vote Proposal 5.

John Chevedden has notified us that it intends to submit this shareholder proposal at our 2026 Annual Shareholders’ Meeting. Mr. Chevedden owns shares of our common stock worth at least $15,000. The proponent is responsible, and neither we nor our Board accept any responsibility, for the content of this proposal.

Shareholder Proposal

Whereas: Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any discrimination or restriction based on length of stock ownership). This includes shareholder ability to initiate any appropriate topic for written consent.

McDonald's shareholders have a particular need for the right to act by written consent because it is considerably more difficult than necessary for McDonald's shareholders to call for a special shareholder meeting.

Delaware law considers it reasonable for 10% of shareholders to call a special meeting - yet McDonald's made the threshold 25% of shareholders based on all shares outstanding.

The threshold 25% of shareholders based on all shares outstanding at McDonald's is only a token right to call for a special shareholder meeting. If McDonald's claims otherwise then McDonald's can give one example of the shareholders of any company the size of McDonald's or larger who have ever called for special shareholder meeting and the meeting actually took place.

Acting by written consent is hardly ever used by shareholders but the main point of having a right to act by written consent is that it gives shareholders greater standing to engage effectively with management when McDonald's is underperforming.

Now could be a good time for this proposal due to the slow performance of McDonald's stock. McDonald's stock was at $281 in 2022 and at $295 in late 2025 despite a robust stock market. If McDonald's directors and management know that McDonald's shareholders can act by written consent they will have a greater incentive to perform.

Challenging news reports regarding McDonald's emerged in 2025 and it would be easy for shareholders to find similar news reports for 2026:

McDonald's experienced its worst U.S. same-store sales drop since the pandemic in the first quarter of 2025, with a 3.6% decline, and a 1 % fall in global sales. This was driven by customers cutting back on visits and spending less money due to inflation and economic uncertainty.

McDonald's has struggled with an unfavorable consumer perception, particularly regarding the value proposition. In one 2025 study, its customer satisfaction index score was the lowest among major burger chains. Many customers feel that prices have risen while portions have shrunk, making fast food feel like a "bad deal."

Inflation remains a significant headwind, as higher menu prices have narrowed the gap between fast food and fast-casual dining options, increasing competition. Consumers, especially those with lower or middle incomes, are eating at home more often to save money.

The E.coli outbreak from the Quarter Pounder, which led to a temporary menu removal and a decline in visits, continues to have a lingering negative impact on sales.

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Our Board’s Statement in Opposition

Our Board unanimously recommends that you vote “AGAINST” this proposal. After careful consideration, our Board continues to believe that the ability to act by written consent is neither necessary nor in our shareholders’ best interests in light of the Company’s existing strong governance principles, policies and practices.

Our Existing Shareholder Practices, Including the Right for Shareholders to Call a Special Meeting, Provide Strong Communication Tools.

The Board of Directors understands the importance of and is committed to engaging with our shareholders and believes that shareholders should be able to raise important matters. We have a robust Shareholder Engagement program as described on page 47 of this Proxy Statement, and an annual and special meeting process that supports all shareholders’ interests and offers important protections and advantages to shareholders that we believe are absent from this proposal. Specifically, the Company provides advance notice of the date, time and agenda for an annual or special meeting so that all shareholders have a meaningful and structured opportunity to consider proposed actions and express their views. Given that shareholders currently have significant year-round opportunities to bring matters to the attention of the Company, the Board, and other shareholders, our Board believes the ability to act by written consent is neither necessary nor in shareholders’ best interest.

We Provide Shareholders a Meaningful Right to Call a Special Meeting.

Shareholders already have the ability to act outside of the regular engagement and annual meeting process. We provide that shareholders that collectively own at least 25% of the outstanding shares of the Company’s common stock for at least one year have the ability to request that a special meeting be held separately from the annual meeting. We believe that a right to act by written consent is unnecessary given the existing shareholder right to call a special meeting, which better serves shareholders’ interests than action by written consent as it is a more structured, equitable and transparent process open to all shareholders. The Company’s special meeting process, which was overwhelmingly adopted by our shareholders in 2012, strikes an appropriate balance between providing shareholders with a meaningful ability to call a special meeting while protecting against a small minority of shareholders using this mechanism for their own special interests.

Our Strong and Evolving Corporate Governance Practices Further Promote Accountability.

In addition, our Board has demonstrated its long-standing commitment to strong corporate governance principles that promote shareholders’ rights and our Board’s accountability. The Company regularly reviews our corporate governance practices and maintains leading governance policies and characteristics, including:

▪
All independent Directors, other than the Chief Executive Officer ("CEO");
▪
Robust Director succession planning;
▪
Board tenure that balances refreshment with institutional knowledge;
▪
A strong Lead Independent Director (when the roles of Chairman of the Board and CEO are combined) and independent Board Committee Chairs;
▪
A majority voting standard in uncontested Director elections;
▪
The annual election of all Directors;
▪
An annual advisory vote to approve executive compensation;
▪
No supermajority voting provisions;
▪
Proxy access for Director candidates nominated by shareholders; and
▪
No shareholder rights plan.

2026 Proxy Statement	85

Our Shareholders Already Raise Matters with Our Board and Act Outside of the Annual Meeting Cycle.

We also support other avenues for shareholder input, including robust outreach and engagement with shareholders and mechanisms for shareholders to communicate directly with the full Board, the independent Directors and/or any individual Director.

Active shareholder engagement and responsiveness to shareholder feedback are important to both our Board and management. The Company maintains a comprehensive engagement program pursuant to which management reaches out to a wide variety of shareholders throughout the year and reports to our Board regarding shareholders’ views. Board members also participate in certain engagement meetings. In recent engagements, shareholders expressed interest in discussing a wide variety of important topics – including the Company’s business strategy and performance under Accelerating the Arches; our commitment to Inclusion, Board and corporate governance matters; and environmental, social and other sustainability matters.

On an annual basis, we generally engage with a global and diverse group of shareholders representing over 45% of our outstanding shares in order to better understand investors’ perspectives. This process serves as a valuable input to the Board and helps inform Board discussions on these topics. Notably, during recent years’ engagements, none of our largest shareholders have requested that the Company adopt a right for shareholders to act by written consent. This is consistent with our historic feedback from shareholders; when the proponent submitted this proposal six times between 2014 and 2021, and the proposal never received majority support.

Our Current Governance Structure Protects McDonald’s Five Million Shareholders.

By contrast, a written consent process creates the risk that a subset of shareholders, including special interest investors and those who accumulate a short-term voting position through the borrowing of shares, could disenfranchise others through the ability to act without notice to all shareholders. The written consent process in the proposal does not impose an ownership requirement and could allow a single shareholder or a limited number of shareholders to act on significant matters without providing advance notice to all shareholders or engaging with the Company or our Board. In this way, a written consent process like the one proposed could deprive many shareholders of the critical opportunity to assess, discuss, deliberate and vote on pending actions that may have important and long-lasting ramifications for both them and the Company.

In addition to disenfranchising shareholders, the written consent process could create substantial confusion and inefficiency for a widely-held public company like McDonald’s, which has over 710 million shares currently outstanding and more than five million shareholders. Under the proposal, multiple groups of shareholders would be able to solicit written consents simultaneously and at any time on a range of issues, some of which may be significant and may contain duplicative or conflicting viewpoints. Such a piecemeal process would not allow for orderly debates on the merits of proposed actions by all shareholders. Moreover, this unorganized state of corporate affairs would impose significant administrative and financial burdens on the Company, while providing little or no corresponding benefit to our shareholders. As of 2025, almost 70% of S&P 500 companies do not allow shareholders to act by written consent.

Our Board continues to believe that the Company’s strong corporate governance practices, including a robust set of shareholder rights, active shareholder engagement, demonstrated responsiveness to shareholders and shareholders’ ability to call a special meeting, provide the appropriate means to advance shareholders’ interests without potentially disenfranchising some shareholders or creating confusion and significant administrative and financial burdens for the Company. These rights and practices allow our Board to oversee the Company’s business and affairs for the benefit of all shareholders while avoiding the governance risks associated with the right to act by written consent. For these reasons, we believe the ability to act by written consent is neither necessary nor in shareholders’ best interests. We respectfully urge our shareholders to vote against Proposal 5.

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Stock Ownership

Director & Executive Stock Ownership Policies

Our Stock Ownership Guidelines for Directors provide that Directors should own shares of our common stock equal in value to five times the annual cash retainer paid to Directors within five years of joining our Board. All Directors are currently in compliance with the guidelines, which are regularly reviewed by our Governance Committee. In addition, our Stock Ownership and Retention Policy imposes requirements on senior officers, as discussed under “Policy Regarding Management’s Stock Ownership” on page 63. Directors and officers are prohibited from entering into hedging or pledging arrangements with respect to our common stock.

Our Stock Ownership Guidelines for Directors, Stock Ownership and Retention Policy and Policy With Respect to the Hedging and Pledging of McDonald’s Stock are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Security Ownership of Management

The following table shows the ownership of our common stock and common stock equivalent units for the named individuals, including Director nominees, as well as all current Directors and executive officers as a group, as of March 1, 2026. Directors and executive officers as a group owned (directly, indirectly and through benefit plans) less than 1% of our common stock.

Name	Common Stock(1)	Stock Equivalents(2)	Total

Directors

Anthony Capuano	117	2,417	2,534

Kareem Daniel	145	2,300	2,445

Lloyd Dean	—	15,591	15,591

Catherine Engelbert	2,079	4,674	6,753

James Farley, Jr.	347	—	347

Margaret Georgiadis	2,130	10,934	13,064

Michael Hsu	89	1,774	1,863

Jennifer Taubert	—	3,696	3,696

Paul Walsh	—	6,228	6,228

Amy Weaver	—	2,699	2,699

Miles White	5,000	23,286	28,286

Named Executive Officers

Christopher Kempczinski	864,054	4,980	869,034

Ian Borden	310,353	—	310,353

Gillian McDonald	59,802	—	59,802

Joseph Erlinger	269,850	—	269,850

Manuel JM Steijaert	31,079	—	31,079

All Directors and executive officers as a group (23 persons)	1,756,901	81,831	1,838,732

(1)

Includes vested stock options for executive officers. Directors and executive officers as a group have sole voting and investment power over the shares listed above, except for shared voting and investment powers for shares held by: Mr. Farley: 105; Ms. Georgiadis: 2,130; Mr. Hsu: 89; and Mr. Kempczinski: 31,842.

(2)	Includes common stock equivalent units credited under our Amended & Restated Deferred Compensation Plan and/or Board of Directors’ Deferred Compensation Plan, which are payable in cash.

2026 Proxy Statement	87

Security Ownership of Certain Beneficial Owners

The following table shows all beneficial owners of more than 5% of our common stock outstanding as of December 31, 2025.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group, 100 Vanguard Boulevard, Malvern, PA 19355(1)	71,635,329	10.03%
BlackRock, Inc., 50 Hudson Yards, New York, NY 10001(2)	51,974,467	7.3%
State Street Corporation, 1 Congress St., Ste 1, Boston, MA 02114(3)	35,988,736	5.1%

(1)

Reflects shares deemed to be beneficially owned by The Vanguard Group, directly or through its subsidiaries, as of December 31, 2025, according to a Schedule 13G/A filed with the SEC on September 9, 2025 that indicates: (a) The Vanguard Group, an investment adviser, has shared voting power with respect to 4,091,602 shares, sole dispositive power with respect to 64,814,059 shares and shared dispositive power with respect to 6,821,270 shares; and (b) all such shares were acquired and are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of our Company.

(2)

Reflects shares deemed to be beneficially owned by BlackRock, Inc., directly or through its subsidiaries, as of December 31, 2023, according to a Schedule 13G/A filed with the SEC on January 26, 2024 that indicates: (a) BlackRock, Inc., a parent holding company, has sole voting power with respect to 46,509,457 shares and sole dispositive power with respect to 51,974,467 shares; and (b) all such shares were acquired and are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of our Company.

(3)

Reflects shares deemed to be beneficially owned by State Street Corporation, directly or through its subsidiaries, as of December 31, 2025, according to a Schedule 13G/A filed with the SEC on February 9, 2026 that indicates: (a) State Street Corporation., a parent holding company, has shared voting power with respect to 17,385,018 shares and shared dispositive power with respect to 35,983,997 shares; and (b) all such shares were acquired and are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of our Company

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our Directors and executive officers, as well as beneficial owners of more than 10% of our common stock, to file reports with the SEC regarding their ownership of our securities and changes thereto. Based solely on our review of those reports and related written representations, we believe all such filing requirements applicable to our Directors and executive officers were timely met during 2025, except: (i) Dario Baroni, President, International Developmental Licensed Markets, filed a late Form 3 on July 17, 2025, due to an administrative error; (ii) Lauren Elting, Vice President, Chief Accounting Officer and Corporate Controller, filed a Form 4 on August 12, 2025, reporting shares that vested on August 7, 2025; and (iii) Brian Rice, Executive Vice President, Global Chief Information Officer, gifted shares to a trust on May 7, 2024 and October 8, 2024, that were reported on his Form 4 filed on October 16, 2025.

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2027 Annual

Shareholders’ Meeting

The following table summarizes how shareholders may submit proposals, including Director nominations, for our 2027 Annual Shareholders’ Meeting. Any such proposal or nomination should be emailed to corporatesecretary@us.mcd.com. See Rule 14a-8 under the Exchange Act and our By-Laws for all requirements.

TYPE OF PROPOSAL / NOMINATION	DESCRIPTION / INFORMATION TO BE PROVIDED	WHEN PROPOSAL / NOMINATION MUST BE RECEIVED
Shareholder- Nominated Director Candidates

Our By-Laws permit shareholders to nominate Directors for election at an annual shareholders’ meeting. A nominating shareholder must provide the information required by our By-Laws and give timely notice of the nomination to our Corporate Secretary in accordance with, and each nominee must meet the qualifications required by, our By-Laws. Shareholders who intend to solicit proxies in support of Director nominees other than our Board’s Director nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

No earlier than 5:00 p.m. Central Time on January 19, 2027, and no later than 5:00 p.m. Central Time on February 18, 2027
Proxy Access Director Candidates

Our By-Laws provide that, under certain circumstances, a shareholder or group of up to 20 shareholders may seek to include Director candidates that they have nominated in our proxy statement. Such nominating shareholder or group of shareholders must own, and have owned continuously for at least three years, at least 3% of the aggregate voting power of our outstanding common stock. The number of shareholder-nominated candidates appearing in our proxy statement cannot exceed the greater of two and 20% of the number of Directors then serving on our Board (if not a whole number, the largest whole number below 20%, which may be reduced under certain circumstances as described in our By-Laws). The nominating shareholder or group of shareholders must also deliver the information required by, and satisfy the other applicable requirements of, our By-Laws, and each nominee must meet the qualifications set forth in our By-Laws.

No earlier than 5:00 p.m. Central Time on January 19, 2027, and no later than 5:00 p.m. Central Time on February 18, 2027
Shareholder Proposals

SEC rules permit shareholders to submit proposals for inclusion in our proxy statement by satisfying the requirements of Rule 14a-8 under the Exchange Act. To be considered for inclusion in our proxy statement for our 2027 Annual Shareholders’ Meeting, shareholder proposals must be emailed as described above, in addition to meeting the SEC’s other requirements.

No later than 5:00 p.m. Central Time on December 8, 2026
Other Proposals

For any proposal that is sought to be presented directly from the floor of our 2027 Annual Shareholders’ Meeting, our By-Laws require that (i) timely notice be given in writing to our Corporate Secretary; (ii) the proposal, as determined by the Chairman of the meeting, be a proper subject for shareholder action under Delaware law; and (iii) the proposal satisfy certain other requirements set forth in our By-Laws.

No earlier than 5:00 p.m. Central Time on January 19, 2027, and no later than 5:00 p.m. Central Time on February 18, 2027

We intend to file a proxy statement, proxy card and annual report to shareholders with the SEC in connection with the solicitation of proxies for our 2027 Annual Shareholders’ Meeting. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at www.sec.gov.

2026 Proxy Statement	89

Transactions
With Related Persons

Since January 1, 2025, there were no related person transactions within the meaning of SEC rules.

The McDonald’s System has over 45,000 restaurants worldwide, most of which are independently owned and operated. Within this extensive System, it is not unusual for our business to interact with many companies in many industries, including suppliers of food and other products and services. Our Board reviews and approves or ratifies, as appropriate, transactions, relationships or arrangements in which our Company is a participant and which involve Directors, Director nominees, executive officers and beneficial owners of more than 5% of our common stock, as well as immediate family members (including domestic partners) of the foregoing and companies in which the foregoing have a material interest.

Our Board has a written policy that sets out procedures for the reporting, review and approval/ratification of related person transactions. The policy operates in conjunction with other aspects of our compliance program, including a requirement that Directors and employees report any circumstances that may create or appear to create a conflict of interest, regardless of the amount involved. Directors and executive officers must also confirm information about related person transactions, and management reviews its books and records and makes other inquiries, as appropriate.

Under the policy, our Board evaluates related person transactions for purposes of recommending to our disinterested Directors whether or not such transactions are fair, reasonable and within Company policies and should be approved or ratified. Related person transactions involving Directors are reviewed by our Board at least annually.

Our Board has considered the following types of transactions and pre-approved them as not presenting material conflicts of interest: (i) compensation paid to Directors and executive officers that has been approved by our Board or Compensation Committee; (ii) Company contributions to Ronald McDonald House and certain other contributions made in limited amounts to other charitable or not-for-profit organizations; and (iii) transactions in which the related person’s interest arises solely from ownership of our common stock and in which all holders of our common stock receive the same benefit on a pro rata basis. Our Board considers the appropriateness of any related person transaction not within the pre-approved classes in light of all relevant factors, including:

▪
whether the terms of the transaction are arm’s length and in the ordinary course of our business;
▪
the direct or indirect nature of the related person’s interest in the transaction;
▪
the size and expected duration of the transaction; and
▪
other facts and circumstances that bear on the materiality of the transaction under applicable law and stock exchange listing standards.

Related person transactions involving Directors are also subject to approval or ratification by our disinterested Directors when so required under Delaware law.

90	2026 Proxy Statement

Q&A: Proxy Materials & Voting Information

1.

What is Included in the Proxy Materials?

The proxy materials for the meeting include the Notice of 2026 Annual Shareholders’ Meeting, this Proxy Statement and our 2025 Annual Report on Form 10-K. If you received a paper copy of the proxy materials, they also include a proxy card or voting instruction form.

2.

What is the Record Date?

March 23, 2026 is the record date for the meeting. Shareholders owning shares of our common stock at the close of business on that date may vote at the meeting. On that date, there were 710,827,631 shares of our common stock outstanding held by over 5.2 million shareholders. Each share of our common stock is entitled to one vote for each Director nominee and one vote for each other matter to be voted upon at the meeting.

3.

What are the Proposals to be Voted on, and What are the Voting Standards?

Proposal		Our Board’s Voting Recommendation	Voting Standard	Effect of Abstentions	Effect of Broker Non-Votes

	Election of 12 Directors to Serve Until our 2027 Annual Shareholders’ Meeting and Until Their Successors Have Been Elected and Qualified	each of our board’s director nominees	Majority of votes cast	None	None

	Advisory Vote to Approve Executive Compensation		Majority of the voting power represented at the meeting and entitled to vote thereon	Vote against	None

	Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2026		Majority of the voting power represented at the meeting and entitled to vote thereon	Vote against	Brokers may vote in their discretion

	Advisory Vote on Two Shareholder Proposals, Each Only if Properly Presented	each shareholder proposal	Majority of the voting power represented at the meeting and entitled to vote on each shareholder proposal	Vote against	None

For Proposal 1, Directors will be elected by a majority of votes cast, which means that a Director nominee is elected if the number of votes cast “FOR” exceeds the number of the votes cast “AGAINST” his or her election.

With respect to each of the other proposals, shareholders may vote “FOR” or “AGAINST,” or abstain from voting. Pursuant to our By-Laws, in order to be approved by our shareholders, these proposals must receive the affirmative vote of a majority of the voting power of the shares of our common stock represented at the meeting and entitled to vote thereon.

Abstentions on any one or more of the proposals are shares present for purposes of determining a quorum, but an abstention on any proposal (other than Proposal 1) will have the effect of a vote “AGAINST” that proposal.

If any other business properly comes before shareholders for a vote at the meeting, your shares will be voted at the discretion of the persons named as your proxies on such matters to the extent authorized by Rule 14a-4(c) under the Exchange Act. Our Board knows of no matters, other than those described in this Proxy Statement, to be presented for consideration at the meeting.

2026 Proxy Statement	91

4.

Why Did I Receive a Notice of Internet Availability of Proxy Materials?

We follow the SEC’s “Notice and Access” rule and have sent most shareholders a Notice of Internet Availability of Proxy Materials in lieu of a paper copy of the proxy materials. It provides instructions on how to access the proxy materials online, describes matters to be considered at the meeting and provides instructions on how to vote your shares. If you receive a Notice of Internet Availability of Proxy Materials, you can request a paper copy of the proxy materials by following the instructions included therein.

5.

How Can I Attend the 2026 Annual Shareholders’ Meeting?

We will have a virtual meeting. Only shareholders as of the record date may attend the virtual meeting. Shareholders must register in advance to ask questions or vote at the meeting by using the control number located on their Notice of Internet Availability of Proxy Materials, proxy card, voting instruction form or other communication. Beneficial shareholders must obtain a legal proxy in advance of the meeting in order to vote. See “Meeting Logistics” on page 95.

6.

How Can I Vote Before the 2026 Annual Shareholders’ Meeting?

We encourage shareholders to vote before the meeting. Most shareholders have a choice of voting by proxy before the meeting by internet, telephone, or mail. The internet and telephone voting procedures are designed to authenticate shareholders’ identities and to confirm that their instructions have been properly recorded. Multiple legal proxies must be combined into one document for purposes of uploading them to the meeting website. 401(k) Plan participants should review their proxy cards for voting instructions and note that their votes must be cast by 10:59 p.m. Central Time on May 17, 2026.

7.

Can I Vote at the 2026 Annual Shareholders’ Meeting?

We encourage you to vote before the meeting, but registered shareholders may also vote during the meeting by attending the virtual meeting as described above. Voting at the meeting will revoke any prior votes cast. In order for a beneficial shareholder to vote by ballot at the meeting, such holder must obtain and submit a legal proxy from his or her bank, broker, or other nominee. See “Meeting Logistics” on page 95. 401(k) Plan participants may not vote by ballot at the meeting.

8.

What is a Quorum?

A quorum will be present if the holders of a majority of the voting power of the shares of our common stock entitled to vote are present or represented by proxy at the meeting. Under Delaware law, abstentions and broker non-votes are counted as present in determining whether a quorum is present.

9.

How are Votes Tabulated?

We have appointed Broadridge Financial Solutions, Inc. as the independent inspector of election for the meeting. The independent inspector of election will tabulate all votes cast at the meeting.

10.

What is the Difference Between Holding Shares as a Registered Shareholder and as a Beneficial Holder?

If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered a registered shareholder with respect to those shares. If you hold your shares through an intermediary, such as a bank or broker, then you are considered the beneficial holder of those shares.

11.

What if I am a Registered Shareholder and Do Not Specify a Choice When Returning a Proxy?

All valid proxies properly executed and received by us before the meeting will be voted as directed by shareholders. Registered shareholders who submit a validly executed proxy, but do not specify how they want their shares voted, will have their shares voted as follows:

•
“FOR” the election of each of our Board’s 12 Director nominees;
•
“FOR” the approval of executive compensation;
•
“FOR” the ratification of the appointment of Ernst & Young LLP as independent auditor for 2026; and
•
“AGAINST” each shareholder proposal.

92	2026 Proxy Statement

12.

What if I am a Beneficial Holder and Do Not Give Instructions on How to Vote? What is a Broker Non-Vote?

Each intermediary holding shares on behalf of a beneficial holder is subject to certain NYSE rules regarding voting and votes according to its own procedures. Under NYSE rules, Proposal 3 (the proposal to ratify the appointment of Ernst & Young LLP as our independent auditor) is usually considered a discretionary item. This means that brokerage firms may generally vote in their discretion on behalf of clients who have not furnished voting instructions at least 15 days before the meeting. In contrast, all other proposals described in this Proxy Statement are non-discretionary items. This means that brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals, resulting in a broker non-vote. Broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the votes for these proposals.

13.

What if I Want to Change My Vote?

Registered shareholders may revoke their proxy and change their vote before it is exercised at the meeting by (i) submitting written notice to our Corporate Secretary, (ii) submitting a later dated and properly executed proxy (by internet, telephone or mail), which must be received by us before 10:59 p.m. Central Time on May 19, 2026, or (iii) attending the virtual meeting and voting by ballot, as described above. Only your latest dated, validly executed proxy counts.

Beneficial holders may change or revoke their voting instructions before they are exercised at the meeting by (i) providing instructions again through the means specified on their voting instruction form (with most having the option of doing so by internet, telephone or mail), which must be received by the deadline set forth on the voting instruction form, or (ii) if properly registered in advance, by attending the virtual meeting and voting by ballot, as described above. Only your latest dated, validly executed proxy counts. Note that beneficial holders must obtain and submit a legal proxy from their bank, broker or other nominee in order to vote by ballot at the meeting.

14.

How are Proxies Solicited, and What is the Cost?

We will provide the Notice of Internet Availability of Proxy Materials, or electronically deliver or mail the proxy materials, to shareholders beginning on or about April 7, 2026 in connection with the solicitation of proxies by our Board on our behalf to be used at the meeting. We will pay the cost of soliciting proxies. We have retained Innisfree M&A Incorporated for certain advisory and solicitation services for a fee of approximately $50,000. Proxies also may be solicited by our Directors and employees on our behalf by internet, telephone, mail, or email, or in person. Those individuals will not receive additional compensation for such work.

15.

How Can I View or Request Copies of Corporate Documents and SEC Filings?

Shareholders may access financial and other information on the “Investors” section of our website at www.investor.mcdonalds.com. Copies of these documents and other information are also available free of charge by emailing a request to shareholder.services@us.mcd.com. Also available on our website or upon request, free of charge, are copies of the following documents:

•
Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (and any amendments thereto) filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act;
•
Certificate of Incorporation and By-Laws;
•
Committee charters;
•
Corporate Governance Principles;
•
Standards on Director Independence;
•
Standards of Business Conduct, which apply to all of our employees (including our executive officers);
•
Code of Conduct for the Board of Directors, which applies to all of our non-employee Directors;
•
Policy for Pre-Approval of Audit and Non-Audit Services; and
•
Political Contribution Policy.

A list of registered shareholders entitled to vote at the meeting will be available for inspection by any shareholder, for any purpose related to the meeting, for ten days before the meeting during ordinary business hours at our principal executive offices at 110 North Carpenter Street, Chicago, Illinois 60607. Email corporatesecretary@us.mcd.com to schedule an appointment to review the list.

2026 Proxy Statement	93

16.

What is Householding?

Shareholders with the same last name and address will receive one package containing a separate Notice of Internet Availability of Proxy Materials for each individual shareholder at that address. Shareholders with the same last name and address who have elected to receive paper copies will receive only one copy of the proxy materials unless they have notified us that they wish to continue receiving multiple copies. This method of delivery (known as “householding”) helps ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources.

If you hold our stock certificates or have book-entry shares at Computershare, you can opt out of the householding practice and receive prompt delivery of a separate copy of the proxy materials by calling 1-800-621-7825 (toll-free) from the U.S. and Canada, or 1-312-360-5129 from other countries, or by writing to McDonald’s Shareholder Services, c/o Computershare Trust Company, N.A., P.O. Box 43006, Providence, Rhode Island 02940-3006. If you are a beneficial shareholder and you would like to opt out of this practice, contact your bank or broker.

If you are receiving multiple copies of the proxy materials at your household and would prefer to receive a single copy, contact McDonald’s Shareholder Services, c/o Computershare Trust Company, N.A., at the above phone numbers or address. If you are a beneficial holder, contact your bank or broker.

17.

Who Should I Contact if I Have Questions?

If you have any questions or require assistance with voting, contact our proxy solicitation firm at:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders in the U.S. and Canada may call toll-free: (877) 717-3926

Shareholders from other countries: (412) 232-3651

Banks and Brokers may call collect: (212) 750-5833

94	2026 Proxy Statement

Meeting Logistics

Attendance at Our 2026 Annual Shareholders’ Meeting

Only shareholders as of the record date may attend the virtual meeting, or any adjournment or postponement thereof, through the meeting website at https://www.cesonlineservices.com/mcd26_vm. You will not be able to attend the meeting in person at a physical location. To attend the virtual meeting as a shareholder and have the ability to vote and/or submit a comment or question, you must pre-register no later than 9:00 a.m. Central Time on May 19, 2026 using the instructions described below.

Pre-Registration for Registered Shareholders

Registered shareholders must use the control number located on the Notice of Internet Availability, proxy card, email or other communication that accompanied their proxy materials. To pre-register to participate in the meeting remotely, visit the website https://www.cesonlineservices.com/mcd26_vm with your control number and follow the instructions.

After registering, you will receive a confirmation email with a link and instructions for accessing the meeting. Verify that you have received the confirmation email in advance of the meeting, including the possibility that it may be in your spam or junk email folder.

Registration requests must be received no later than 9:00 a.m. Central Time on May 19, 2026. You must pre-register and receive a confirmation email in order to vote and/or submit a comment or question during the meeting.

Pre-Registration for Beneficial Shareholders & Obtaining a Legal Proxy to Vote

Beneficial shareholders must use the control number on the Notice of Internet Availability, voting instruction form or other instructions received from their bank, brokerage firm or other intermediary. To pre-register to participate in the meeting remotely, visit the website https://www.cesonlineservices.com/mcd26_vm with your control number and follow the instructions.

After registering, you will receive a confirmation email with a link and instructions for accessing the meeting. Verify that you have received the confirmation email in advance of the meeting, including the possibility that it may be in your spam or junk email folder.

We encourage you to vote in advance of the meeting. Beneficial shareholders who intend to vote during the meeting must obtain a legal proxy from their bank, brokerage firm or other intermediary. Most banks or brokerage firms allow a shareholder to obtain a legal proxy either online or by mail. Follow the instructions provided by your bank or brokerage firm. If you request a legal proxy online and do not receive an email containing your legal proxy within two business days of such request, contact your bank or brokerage firm. If you request a legal proxy by mail and do not receive it within five business days of such request, contact your bank or brokerage firm.

You may submit your legal proxy either (i) in advance of the meeting by attaching the legal proxy (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to MCDRegister@proxy-agent.com or (ii) along with your voting ballot during the meeting. We must have your legal proxy in order for your vote submitted during the meeting to be valid. To avoid any technical difficulties on the day of the meeting, we encourage you to submit your legal proxy in advance in an email to MCDRegister@proxy-agent.com to ensure that your vote is counted, rather than wait to upload your legal proxy during the meeting. Multiple legal proxies must be combined into one document for purposes of uploading them to the meeting website.

Voting at the Meeting

Shareholders that pre-register for the meeting may also vote during the meeting by clicking on the “Shareholder Ballot” link that will be available on the meeting website during the meeting. Registered shareholders may vote directly by accessing the available ballot on the meeting website. Beneficial shareholders who have previously submitted a legal proxy as described above may also vote directly by accessing the available ballot on the meeting website.

2026 Proxy Statement	95

If you are a beneficial shareholder and you did not email your legal proxy in advance of the meeting, you must upload an image of the legal proxy (in PDF, JPEG, GIF or PNG file format) during the meeting when completing the ballot. See “Pre- Registration for Beneficial Shareholders & Obtaining a Legal Proxy to Vote” above for information on obtaining a legal proxy from your bank or brokerage firm. Instructions for presenting the legal proxy (if necessary) along with the online ballot will be provided during the meeting. Prepare in advance by obtaining a legal proxy as soon as possible.

Submitting a Question During the Meeting

Meeting attendees may submit written comments or questions during the meeting by typing in the “Ask a Question” box and clicking the “Send” button that will be available on the meeting website during the meeting.

Questions received during the meeting will be answered as the allotted meeting time permits. If we receive substantially similar questions, we will group them together and provide a single response to avoid repetition. In light of the number of business items on the meeting agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every shareholder who wishes to have a question or comment addressed during the meeting will be able to do so. We also reserve the right to exclude questions that relate to personal matters or are not relevant to meeting matters, as well as to edit profanity or other inappropriate language. Questions relevant to meeting matters that we do not have time to answer during the meeting will be posted to our website following the meeting.

Virtual Meeting Technical Assistance

If you encounter any technical difficulties accessing the meeting, the meeting reminder email will include technical support contact information, including a telephone number and email address. Technical support will be available beginning at 9:30 a.m. Central Time on May 20, 2026 and will remain available until the meeting has ended.

Questions

If you have any questions or require assistance with pre-registering for the meeting, contact our proxy solicitation firm at:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders in the U.S. and Canada may call toll-free: (877) 717-3926

Shareholders from other countries: (412) 232-3651

Banks and Brokers may call collect: (212) 750-5833

© 2026 McDonald’s

96	2026 Proxy Statement

Appendix A

Adjustments to Reported Results

For purposes of the 2025 incentive programs, operating income and EPS results have been adjusted to exclude foreign currency translation (either positive or negative) and restructuring costs incurred in connection with the continued organizational transformational efforts in support of the Accelerating the Arches growth strategy.

Adjustments to Operating Income

2025
Operating Income	$12,393
Currency Benefit	(198)
Strategic Adjustments:
Costs associated with continued transformation in support of our Accelerating the Arches strategic plan	225
Operating Income (with adjustments)	$12,419

Adjustments to EPS

2025
EPS	$11.95
Currency Benefit	$(0.16)
Strategic Adjustments:
Costs associated with continued transformation in support of our Accelerating the Arches strategic plan	$0.25
EPS (with adjustments)*	$12.04
3-Year Compound Annualized EPS Growth	6.0%
*Adjusted EPS used to calculate the 3-year EPS CAGR for the performance period 2023-2025.

There were no adjustments made to ROIC.

A-1

All trademarks used herein are property of their respective owners.

M® C/O McDONALD'S CORPORATION POST OFFICE BOX 9112 FARMINGDALE, NY 11735-9544 SCAN TO VIEW MATERIALS & VOTE McDONALD'S CORPORATION ANNUAL SHAREHOLDERS' MEETING FOR HOLDERS AS OF 3/23/26 TO BE HELD ON 5/20/26 AT 10:00 A.M. CENTRAL TIME Your vote is important. Thank you for voting. Read the Proxy Statement and have the proxy card in hand. Please note that the telephone and pre-meeting Internet voting turns off at 10:59 p.m. Central Time on May 19, 2026. 401(k) plan participants must vote by 10:59 p.m. Central Time on May 17, 2026. Vote by Internet: Before the meeting - www.proxyvote.com or scan the QR code above with your smartphone. During the virtual meeting (see the Proxy Statement for pre-registration instructions) - https://www.cesonlineservices.com/mcd26_vm Vote by Phone: 1-800-690-6903 Vote by Mail: Complete this proxy card, sign and return it using the enclosed envelope. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: McDONALD'S CORPORATION THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. A Proposals This proxy is solicited on behalf of the Board of Directors (the Board) of McDonald’s Corporation (the Company). The shares represented by this proxy will be voted as directed by the shareholder (see reverse side). If this signed card contains no specific voting instructions, the shares will be voted with the Board’s recommendations, except for 401(k) Plan participants. The Board recommends a vote FOR each of its Director nominees identified on this proxy card. 1. Election of 12 Directors to serve until the Company's 2027 Annual Shareholders’ Meeting and until their successors have been elected and qualified. 1a. Anthony Capuano 1b. Kareem Daniel 1c. Lloyd Dean 1d. Catherine Engelbert 1e. James Farley, Jr 1f. Margaret Georgiadis 1g. Michael Hsu 1h. Christopher Kempczinski 1i. Jennifer Taubert 1j. Paul Walsh 1k. Amy Weaver 1l. Miles White For Against Abstain The Board recommends a vote FOR management proposals 2 and 3. 2. Advisory Vote to Approve Executive Compensation. 3. Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2026. The Board recommends a vote AGAINST shareholder proposals 4 and 5. 4. Advisory Vote to Adopt Policy for an Independent Chair. 5. Advisory Vote on Shareholders' Right to Act by Written Consent. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain For Against Abstain B Authorized Signatures — This section MUST be completed for your vote to be counted. — Sign and Date Below I (we) hereby revoke any proxy previously given, and appoint Christopher Kempczinski, Ian Borden and Desiree Ralls-Morrison, and each of them, as proxies with full power of substitution to vote in the manner provided above, all shares the undersigned is entitled to vote at the Company's 2026 Annual Shareholders’ Meeting, or any postponement or adjournment thereof, and further authorize each such proxy to vote in his or her discretion on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including, without limitation, to vote for the election of such substitute nominee(s) for Director as such proxies may select in the event that any nominee(s) named above become(s) unable to serve. (401(k) Plan participants are appointing the Plan Trustee – see reverse side.) Please sign as your name(s) appear(s) above and return the card promptly. If signing for a corporation or partnership, or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you attend the meeting and decide to vote online through the virtual meeting website, such vote will supersede this proxy. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

McDonald’s Corporation Annual Shareholders’ Meeting Information Wednesday, May 20, 2026 10:00 a.m. Central Time Virtual meeting at https://www.cesonlineservices.com/mcd26_vm To be admitted to the meeting as a shareholder, you must pre-register by visiting the website set forth above and using the control number on this proxy card. You must pre-register by 9:00 a.m. Central Time on Tuesday, May 19, 2026. More information on pre-registration can be found in the Proxy Statement. Important Notice Regarding the Availability of Proxy Materials for McDonald’s Corporation's Annual Shareholders’ Meeting to be Held on May 20, 2026: The Notice and Proxy Statement and the 2025 Annual Report to Shareholders are available at www.proxyvote.com. M® Proxy — McDONALD'S CORPORATION Voting Instructions for McDonald’s Corporation 401(k) Plan Participants 401(k) plan participants must vote by 10:59 p.m. Central Time on May 17, 2026. By casting your vote on the reverse side of this proxy card, you are directing the Trustee of the McDonald's Corporation 401(k) Plan (the Plan) to vote the shares of common stock of McDonald's Corporation that are allocated to your Plan account(s), as well as any shares that have not been voted by other Plan participants and/or have not yet been allocated to Plan participants' accounts. If you do not specify voting instructions, the Trustee will vote these shares in accordance with the terms of the Plan. If you do NOT want to vote all shares in the same way, please contact Broadridge, the independent inspector of election, via email at mcdonalds@broadridge.com, or indicate that you want to vote the Plan shares and registered shares separately. Your directions to vote Plan shares will be kept confidential by Broadridge.